UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21732

MGI FUNDS
(Exact name of registrant as specified in charter)

1166 Avenue of the Americas New York, NY		10036
(Address of principal executive offices)		(Zip code)

David M. Goldenberg, Esq. Mercer Global Investments, Inc. 1166 Avenue of the Americas New York, NY 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 345-6531

Date of fiscal year end:	March 31, 2008

Date of reporting period:	March 31, 2008

Item 1. Reports to Stockholders.

MGI FundsTM
Annual Report

MGI US Large Cap Growth Equity Fund

MGI US Large Cap Value Equity Fund

MGI US Small/Mid Cap Growth Equity Fund

MGI US Small/Mid Cap Value Equity Fund

MGI Non-US Core Equity Fund

MGI Core Opportunistic Fixed Income Fund

MGI US Short Maturity Fixed Income Fund

This report has been prepared for MGI Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current MGI Funds prospectus. The prospectus contains more complete information about the Funds' investment objectives, risks, and expenses. Investors are reminded to read the prospectus carefully before investing.

March 31, 2008

MGI FUNDS
TABLE OF CONTENTS

MGI US Large Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Growth Index.

As of July 31, 2007, the benchmark for the Fund was changed from Russell 1000® Index to Russell 1000® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are believed to possess superior potential for long-term capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 1000® Growth Index.

Performance

For the fiscal year ended March 31, 2008, the Fund's Y-3 share class performance was -0.55% compared to its benchmark return of -0.75%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2008, the Fund employed three sub-advisors, Enhanced Investment Technologies, LLC ("INTECH"), Sands Capital Management and Winslow Capital Management. INTECH manages a diversified portfolio of securities using a quantitative approach that utilizes a mathematical investment process. Sands manages a concentrated portfolio using a fundamental, bottom-up approach looking for leading companies. Winslow manages a portfolio of fundamental selected securities diversified across market capitalization, earnings growth, market valuations and industry sectors.

Market Commentary and Fund Performance

U.S. equity markets entered the Fund's fiscal year strongly, rising on strong corporate earnings and merger and acquisition activity. Towards the end of the summer lingering concerns over sub-prime fixed income securities and the housing market became more pronounced, hurting the Financials sector in particular. These concerns continued through the first quarter of 2008, with speculation that the US economy may be entering or in the midst of a recession. As measured by the Russell 1000 Growth Index, the Materials, Energy and Consumer Staples sectors were the best performing sectors for the fiscal year, posting returns of 24.9%, 22.4%, and 10.4%, respectively. The Telecommunications (down 19.1%), Consumer Discretionary (down 17.1%), and Financials (down 13.7%) sectors were the worst performing sectors as measured by the Russell 1000 Growth Index for the period. For the April 2007-March 2008 year, the Russell 1000® Growth Index declined 0.75%.

The MGI Large Cap Growth Fund outperformed the Russell 1000 Growth benchmark during the period. Relative to the benchmark, the Fund's outperformance was driven primarily by stock selection in the health care sector. Intuitive Surgical, a holding of both Sands and Winslow, returned more than 160% over the year as the sales for their da Vinci Surgical System increased significantly. The Fund also benefited from stock selection in the Telecommunications sector, as again both Sands and Winslow held America Movil S.A.B de C.V., a Latin American provider of mobile phone services. America Movil rose 38% over the year ending March 31, 2008. An overweight to the Energy sector, including Exxon Mobil, Schlumberger, and National Oilwell Varco, also contributed positively to the Fund's performance.

Detracting from the Fund's performance was poor stock selection in the Consumer Discretionary sector, notably the holdings Starbucks and Kohl's, which were down 45% and 34%, respectively. The Fund was also hurt by the combination of poor stock selection and an underweight position in the Consumer Staples and Materials sectors.

The Sands portion of the Fund was in line with the Russell 1000 Growth benchmark for the year. The positive effects from Sands' stock selection in the Health Care sector were offset by underperformance in the Consumer Discretionary sector, with holdings such as Starbucks, Las Vegas Sands, and Lowe's. The Winslow portion of the Fund substantially outperformed the benchmark since their addition on June 21, 2007. Winslow's strong relative performance was driven by stock selection, especially in the Health Care and Information Technology sectors, including holdings Intuitive Surgical and Research in Motion, both of which increased by more than 100% over the fiscal year. The INTECH portion of the fund underperformed the Fund's benchmark, primarily due to an overweight position in the Consumer Discretionary sector and stock selection in the Materials sector. An overweight position in the Energy sector helped relative results.

MGI Funds

March 31, 2008

This graph shows the performance of the MGI US Large Cap Growth Equity Fund Class Y 3 shares versus the Russell 1000® Index and the Russell 1000® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2008. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Large Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the Russell 1000® Value Index.

As of July 31, 2007, the benchmark for the Fund was changed from Russell 1000® Index to Russell 1000® Value Index.

Investment Strategy

The Fund invests in a diversified portfolio of large U.S. and multinational companies that are considered undervalued based on the stocks' intrinsic values relative to their current market prices.

Performance

For the fiscal year ended March 31, 2008, the Fund's Y-3 share class performance was -13.95% compared to its benchmark return of -9.99%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2008, the Fund employed three sub-advisors, Lord, Abbett & Co. LLC, Numeric Investors and Pzena Investment Management. Lord Abbett utilizes a relative value investing philosophy and invests in companies with attractive valuations and positive fundamentals. Numeric's highly quantitative process utilizes three primary stock selection models to take advantage of short term inefficiencies in the pricing of large capitalization stocks. Pzena uses a classic value philosophy, investing in stocks whose prices are low relative to their long-term normal earnings power. Effective March 31, 2008, Lord, Abbett & Co. was no longer a sub-advisor to the Fund.

Market Commentary and Fund Performance

U.S. equity markets entered the Fund's fiscal year strongly, rising on strong corporate earnings, and merger and acquisition activity. Towards the end of the summer lingering concerns over sub-prime fixed income securities and the housing market became more pronounced, hurting the Financials sector in particular. These concerns continued through the first quarter of 2008, with speculation that the US economy may be entering or in the midst of a recession. Areas of weakness for the Russell 1000 Value benchmark for the period were the Financials, Consumer Discretionary and Information Technology sectors, which declined 29.4%, 19.9% and 17.9% over the fiscal year, respectively. The Energy, Industrials and Consumer Staples sectors outperformed for the period. For the April 2007-March 2008 year, the Russell 1000® Value Index declined 9.99%.

The MGI Large Cap Value Fund underperformed the Russell 1000 Value benchmark during the period. Relative to the benchmark, the Fund's underperformance was driven by an underweight to the Energy sector as well as stock selection in the Financials sector. The Financials sector was the worst performing sector of the benchmark, down more than 33% for the year ending March 31, 2008. Given investor concerns over sub-prime securities the mortgage market, banks and investment banks were among the worst performing equity securities. The Fund's holdings of Citigroup, Fannie Mae and Freddie Mac, each of which were down more than 50% over the year, were significant detractors to performance. On the positive side, the Fund benefited from strong stock selection in Consumer Discretionary sector, led by Wal-Mart and TJX companies. Strong stock selection in the Materials sector also helped relative results. Material sector holding Monsanto, an agricultural products company, was up more than 100%, and Barrick Gold Corp, a gold mining company, rose in concert with gold prices.

The Numeric Investors portion of the fund was in line with the Russell 1000 Value benchmark for the year. Numeric's positive stock selection in Telecommunications and Information Technology sector stocks was offset by poor selection in Health Care sector stocks. The Lord Abbett portion of the Fund outperformed the benchmark for the year. Lord Abbett's strong relative performance was driven by stock selection in the Materials sector and Information Technology sector. An underweight position in the Financials sector, the worst performing sector in the benchmark, has helped relative results. The Pzena portion of the Fund underperformed the fund's benchmark due to an underweight to the Energy sector, the best performing sector of the benchmark, and an overweight to the Financials sector, the worst. The portfolio's stock selection within the Financials sector was also a negative contributor to relative performance.

MGI Funds

March 31, 2008

This graph shows the performance of the MGI US Large Cap Value Equity Fund Class Y 3 shares versus the Russell 1000® Index and the Russell 1000® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2008. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Small/Mid Cap Growth Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Growth Index.

As of July 31, 2007, the benchmark for the Fund was changed from Russell 2500® Index to Russell 2500® Growth Index.

Investment Strategy

The Fund invests in a diversified portfolio of small and medium sized U.S. companies that are believed to offer superior potential for capital appreciation. The companies will generally have higher earnings and/or revenue growth histories or expectations relative to the Russell 2500® Growth Index.

Performance

For the fiscal year ended March 31, 2008, the Fund's Y-3 share class performance was -9.40% compared to its benchmark return of -6.25%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2008, the Fund employed two sub-advisors, Westfield Capital Management and Mazama Capital Management. Westfield employs a fundamental, bottom-up approach which seeks to identify reasonably priced stocks with high earnings growth potential. Mazama uses a combination of fundamental, bottom-up stock selection as well as a proprietary, model driven framework for security selection and portfolio construction. It focuses on companies that it believes has strong business momentum.

Market Commentary and Fund Performance

U.S. equity markets entered the Fund's fiscal year strongly, rising on strong corporate earnings, and merger and acquisition activity. Towards the end of the summer lingering concerns over sub-prime fixed income securities and the housing market became more pronounced, hurting the Financials sector in particular. These concerns continued through the first quarter of 2008, with speculation that the US economy may be entering or in the midst of a recession. For the April 2007 to March 2008 year, the Russell 2500® Growth Index declined 6.25%. Within the Russell 2500® Growth Index, outperforming sectors were the Energy, Materials and Utilities sectors, which advanced 22.2%, 10.6% and 8.5%, respectively, for the fiscal year. These sectors represented 14.0% of the Index as of fiscal year-end and these positive returns in the smaller areas of the Index were not enough to compensate for negative results in the Consumer Discretionary and Financials sectors. These latter two sectors posted negative returns of -19.8% and -14.4%, respectively, and represented over a quarter of the Index. The worst performing sector in the Index was the Telecommunication Services sector, posting a return of -22.4%, but representing just 1.3% of the Index.

The MGI Small/Mid Cap Growth Equity Fund underperformed primarily due to stock selection within the Financials and Information Technology sectors relative to the Russell 2500® Growth Index. In addition, weighting decisions in the Materials, Information Technology, and Industrials sectors detracted from results. Stock selection in the Financials sector hurt relative returns with holdings E*Trade and MF Global, which returned -76.4% and -60.3%, respectively. Holdings Polycom (down 32.8% for the year) and RF Micro Devices (down 57.3% for the year) were notable detractors in the Information Technology sector. Strong stock selection in the Health Care and Energy sectors helped to offset some of the relative weakness in other sectors. Holdings such as Elan Corp, Respironics, Consol Energy and Denbury Resources, which advanced 57.0%, 57.2%, 78.0%, and 91.7%, respectively, helped relative results. Mazama underperformed the benchmark for the period and particular areas of weakness were the Information Technology, Financials and Health Care sectors. Mazama was particularly hurt by the holdings RF Micro Devices, E*Trade and Affymetrix. Westfield Capital posted strong relative results for the fiscal year, outperforming the benchmark. Health Care, Energy and Information Technology sectors were areas of particular strength for Westfield with holdings such as Elan Corp, Respironics, Denbury Resources, Consol Energy and COGNOS Inc.

MGI Funds

March 31, 2008

This graph shows the performance of the MGI US Small/Mid Cap Growth Equity Fund Class Y 3 shares versus the Russell 2500® Index and the Russell 2500® Growth Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2008. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Small/Mid Cap Value Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return comprised primarily of capital appreciation. The benchmark for the Fund is the Russell 2500® Value Index.

As of July 31, 2007, the benchmark for the Fund was changed from Russell 2500® Index to Russell 2500® Value Index.

Investment Strategy

The Fund invests in common stocks of small and medium sized U.S. companies that offer the potential for long-term capital appreciation and that appear to be undervalued at the time of purchase based on the stocks' intrinsic values relative to current market prices.

Performance

For the fiscal year ended March 31, 2008, the Fund's Y-3 share class performance was -18.26% compared to its benchmark return of -16.54%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2008, the Fund employed three sub-advisors, AQR Capital Management, NWQ Investment Management Company and Wells Capital Management (Benson Value Team). AQR's process is largely quantitative with traditional factors as inputs and weightings partially determined through qualitative analysis. AQR's basic philosophy combines concepts of value and momentum. NWQ is a strong, fundamental value shop focusing on "Value with a Catalyst". The Benson Value Team manages a portfolio of small capitalization stocks using a bottom-up, value oriented investment strategy and seeks stocks that have positive cash flow, improving fundamentals and inexpensive valuations relative to peers.

Market Commentary and Fund Performance

U.S. equity markets entered the Fund's fiscal year strongly, rising on strong corporate earnings and merger and acquisition activity. Towards the end of the summer lingering concerns over sub-prime fixed income securities and the housing market became more pronounced, hurting the Financials sector in particular. These concerns continued through the first quarter of 2008, with speculation that the US economy may be entering or in the midst of a recession. For the April 2007 to March 2008 year, the Russell 2500® Value Index declined 16.54%. Within the Russell 2500® Value Index, outperforming sectors were the Energy, Materials and Consumer Staples sectors, which posted returns of 20.8%, -4.1% and -6.9%, respectively, for the fiscal year. These sectors posted strong relative results across the value spectrum. The Financials and Consumer Discretionary sectors were weak sectors across both style and capitalization indexes as measured by the Russell 1000 Growth, Russell 1000 Value, Russell 2500 Growth and Russell 2500 Value indexes. Within the Russell 2500 Value Index, Financials and Consumer Discretionary sectors posted returns of -23.3% and -32.2%, respectively.

The MGI Small/Mid Cap Value Equity Fund underperformed the Russell 2500 Value Index for the fiscal year. Stock selection in the Financials sector, and in particular mortgage-related holdings within the Financials sector, was the largest source of underperformance for the Fund. Holdings such as American Home, Radian Group, MGIC, and RAIT Financial all posted declines greater than 60% over the fiscal year, hurting performance. To a lesser extent, the Materials sector was also a detractor for the Fund for the fiscal year. Two paper companies in this sector, AbitibiBowater and Wasau Paper, posted declines of 71.2% and 40.6%, respectively, for the period. The Fund exhibited strong stock selection and positive contributions from weighting decisions in the Energy and Information Technology sectors. The holdings Denbury Resources, Southwestern Energy, Tektronix, and Avaya, advanced 91.7%, 64.4%, 36.1%, and 48.0%, respectively, over the fiscal year. Other areas of strength for the Fund included the Industrials, Consumer Discretionary and Telecommunications sectors.

MGI US Small/Mid Cap Value Equity Fund

The subadvisor AQR underperformed the benchmark. AQR's portfolio was generally well-positioned with an underweight to the Information Technology sector and overweight in the Utilities, Industrials and Materials sectors. Overall sector positioning added 125 basis points of relative value over the period. Areas of weakness were the Consumer Discretionary and Financials sectors, representing on average 41.5% of the portfolio over the period. The holdings Dillard's and Jones Apparel, both Consumer Discretionary stocks, declined 47.0% and 55.1%, respectively, over the fiscal year and were among the largest contributors to underperformance. The strongest source of relative returns was holdings within the Industrials sector. In particular, AGCO, up 60.3% over the period, was the top contributor to overall performance. The sub-advisor NWQ outperformed the benchmark. The portfolio exhibited strong stock selection and benefited from weighting decisions in the Energy, Information Technology and Consumer Discretionary sectors. The Energy sector holdings Denbury Resources and Southwestern Energy, both up over 60%, were notable positive contributors for the period. Mortgage-related holdings in the Financials sector were significant detractors to performance for the fiscal year. The Benson Value portion of the Fund underperformed the benchmark due to its focus on smaller cap names of the benchmark and stock selection in the Financials and Materials sectors. Despite strong stock selection in the Consumer Discretionary sector, a significant average overweight position (23.7% versus the 11.6%) to this weak sector hurt relative returns. Strong stock selection and weighting decisions in the Telecommunication and Industrials sectors was a boost to performance for the period.

MGI Funds

March 31, 2008

This graph shows the performance of the MGI US Small/Mid Cap Value Equity Fund Class Y 3 shares versus the Russell 2500® Index and the Russell 2500® Value Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2008. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI Non-US Core Equity Fund

Investment Objective and Benchmark

The investment objective of the Fund is long-term total return consisting of both capital appreciation and income. The benchmark for the Fund is the MSCI EAFE® Index.

Investment Strategy

The Fund invests principally in equity securities issued by non-U.S. companies of any size, located in the world's developed and emerging capital markets.

Performance

For the fiscal year ended March 31, 2008, the Fund's Y-3 share class performance was -1.09% compared to its benchmark return of -2.70%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2007, the Fund employed three sub-advisors, AllianceBernstein, Grantham, Mayo, Van Otterloo & Co., LLC (GMO) and Lazard Asset Management. AllianceBernstein manages both a growth portfolio, which focuses on stocks with strong growth characteristics at reasonable prices, and a value portfolio, which consists of mispriced stocks identified through the firm's bottom-up fundamental research and a disciplined valuation process. GMO manages a diversified portfolio of stocks from the developed non-U.S. markets using a quantitative process. Lazard manages a portfolio of stocks from the emerging markets that are identified as having strong financial productivity and are believed to trade at attractive valuations.

Market Commentary and Fund Performance

International equity markets were very volatile in the 12 months period ending March 31, 2008. Entering into spring of 2007, the upward trend experienced in 2006 continued and the MSCI EAFE® Index reached new all-time highs. However, this came to an abrupt end in early August, when the index fell almost 10% in less than three weeks as the financial markets crisis triggered by the sub-prime mortgage meltdown in the U.S. spread across the world. To stabilize global financial markets, major central banks led by the U.S. Federal Reserve infused liquidity by providing financial institutions with access to short-term funding. Investors reacted positively to the swift actions of the central banks and pushed the Index to new record highs in October. The rally proved to be short-lived, however, as more negative news about the U.S. housing and financial markets as well as the persistence of liquidity problems took a toll on stocks around the world. Investors fled equities in favor of government bonds and commodities, particularly food and energy. As a result, equity markets tumbled in January 2008 and the Index suffered a 2.7% loss for the one-year period ending March 31, 2008.

The U.S. dollar continued to weaken against other major currencies during this period, adding 12.1% to the Index's return in U.S. dollar over local currency. Without currency effect, international equity markets would have significantly underperformed the U.S. equity market. Another dramatic aspect of this period was the outperformance of growth stocks. After underperforming the MSCI EAFE Value® Index for seven consecutive calendar years, the MSCI EAFE Growth® Index outperformed its value counterpart by 9.2% for the twelve month period ending March 31, 2008.

In this environment, the MGI Non-U.S. Core Equity Fund outperformed the MSCI EAFE® Index by 1.6%. Exposure to emerging markets positively contributed to the Fund's performance, as these markets posted significant gains for the period. An overweight position, coupled with favorable stock selection, in the strong performing Materials and Energy sectors also added value. On the flip side, stock selection in the Financials sector hurt performance, as did an underweight to the Consumer Staples sector. GMO beat the MSCI EAFE® Index as a result of its strong stock selection and favorable currency positioning. The AllianceBernstein growth portfolio outperformed the MSCI EAFE® Index largely due to its Emerging Markets exposure and its growth style. Conversely, the AllianceBernstein value portfolio lagged the Index as the value style was out of favor. The Lazard emerging markets equity portfolio, boosted by a broad-based rally in these markets, added to the Fund's relative performance for the period.

MGI Funds

March 31, 2008

This graph shows the performance of the MGI Non-US Core Equity Fund Class Y 3 shares versus the MSCI EAFE Index from August 18, 2006, which is the inception date of the Fund, through March 31, 2008. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI Core Opportunistic Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is total return consisting of both current income and capital appreciation. The benchmark for the Fund is the Lehman Brothers Aggregate BondTM Index.

Investment Strategy

The Fund invests primarily in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund may also invest a significant portion of assets in any combination of non-investment grade bonds, non-U.S. dollar denominated bonds and bonds issued by issuers of emerging capital markets.

Performance

For the fiscal year ended March 31, 2008, the Fund's Y-3 share class performance was 4.08% compared to its benchmark return of 7.67%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2008, the fund employed three sub-advisors, BlackRock Advisors, Inc., Western Asset Management Company (WAM), and MacKay Shields. BlackRock manages its allocated portion of the fund using a relative value strategy to determine the tradeoff between risk and return. This philosophy emphasizes research and analysis of specific sectors and securities along with the risks associated with the fixed income markets, including interest rate risk, yield curve risk, cash flow risk, credit risk, and liquidity risk. WAM manages its allocated portion of the fund using diversified, tightly controlled, value-oriented portfolios. The Firm's management style emphasizes the use of multiple strategies and active sector rotation and issue selection, while constraining overall interest rate risk relative to the benchmark. MacKay Shields manages its allocated portion using a focused approach to credit research within the high yield bond market. The research process assesses the level of credit risk and seeks to avoid those securities for which they deem the return prospects to be inferior.

Market Commentary and Fund Performance

The investment grade bond market generated attractive returns during the period stemming largely from a decline in U.S. Treasury yields. Within the bond market, the safety and liquidity of U.S. Treasuries was the investment of choice as the sub-prime mortgage contagion, housing market weakness, and increasing expectations for an economic contraction weighed on investor sentiment. Strain on the financial system became acute in August and November and efforts by the Federal Reserve and others to instill confidence in the financial system were sporadically effective yet liquidity seized on several occasions and investor hoarding of cash was commonplace.

Interest rates were broadly higher in the first half of 2007 with yields increasing by nearly 0.25% on average. Amid a major summertime flight to quality and commencement of an easing cycle by the Federal Reserve, U.S. interest rates abruptly declined across the yield curve with short term rates leading the way lower. The performance of the non–Treasury, or spread sectors, which represent a key source of excess return for the Fund, lagged considerably in this environment. In general, the lower the credit quality, the worse the relative return regardless of industry or sector. Fears of a recession and a corresponding deterioration in credit quality weighed on the credit sector, especially high yield issuers. However, even high quality, Aaa-rated sectors such as U.S. Agency debentures and mortgage-backed securities issued by GNMA, FNMA, and FHLMC were hampered during this period.

Though the Fund's return was positive, the performance trailed the Lehman Brothers Aggregate Bond Index for the period. The fund's sub-advisors were cautious with respect to the market and were invested in what they deemed to be moderately conservative risk postures. Despite this defensive orientation, the Fund's overall exposure to U.S. Treasuries was considerably lower than the benchmark and the abrupt nature of the flight to quality was the key performance detractor for both BlackRock and especially WAM, the Fund's inherently more aggressive manager.

Though the strategy trailed the Fund's benchmark, MacKay was able to outperform the high yield market. MacKay's high quality bias and intensive credit research focus helped moderate the negative impact from the sector allocation.

MGI Funds

March 31, 2008

This graph shows the performance of the MGI Core Opportunistic Fixed Income Fund Class Y 3 shares versus the Lehman Brothers US Aggregate Bond(TM) Index from August 15, 2005, which is the inception date of the Fund, through March 31, 2008. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Short Maturity Fixed Income Fund

Investment Objective and Benchmark

The investment objective of the Fund is safety of principal with a moderate level of income. The benchmark for the Fund is the Lehman Brothers Government/Credit 1-3 Year Bond Index.

Investment Strategy

The Fund invests in U.S. dollar denominated investment grade bonds, including government securities, corporate bonds, and mortgage- and asset-backed securities, among others. The Fund's duration will typically fall between one and three years. Duration measures the potential price sensitivity of a bond with respect to change in interest rates.

Performance

For the fiscal year ended March 31, 2008, the Fund's Y-3 share class performance was 3.72% compared to its benchmark return of 8.19%. Performance for the Fund is reported net of operating expenses while the benchmark returns do not include expenses of any kind as indexes are unmanaged.

The Sub-Advisors

As of March 31, 2008, the Fund employed one sub-advisor, Aberdeen Asset Management. Aberdeen manages the Fund using a bottom-up, relative value perspective, seeking to identify bonds that are priced inefficiently. The process is driven largely by security selection, seeking bonds that are undervalued.

Market Commentary and Fund Performance

The investment grade bond market generated attractive returns during the period stemming largely from a decline in U.S. Treasury yields. Within the bond market, the safety and liquidity of U.S. Treasuries was the investment of choice as the sub-prime mortgage contagion, housing market weakness, and increasing expectations for an economic contraction weighed on investor sentiment. Strain on the financial system became acute in August and November and efforts by the Federal Reserve and others to instill confidence in the financial system were sporadically effective yet liquidity seized on several occasions and investor hoarding of cash was commonplace.

Interest rates were broadly higher in the first half of 2007 with yields increasing by nearly 0.25% on average. Amid a major summertime flight to quality and commencement of an easing cycle by the Federal Reserve, U.S. interest rates abruptly declined across the yield curve with short term rates leading the way lower. The performance of the non-Treasury, or spread sectors, which represent a key source of excess return for the fund, lagged considerably in this environment. In general, the lower the credit quality, the worse the relative return regardless of industry or sector. Fears of a recession and a corresponding deterioration in credit quality weighed on the credit sector. However, even high quality, Aaa-rated sectors such as U.S. Agency debentures and mortgage-backed securities issued by GNMA, FNMA, and FHLMC were hampered during this period.

Though the Fund's return was positive, the performance trailed the Lehman Brothers Government / Credit 1-3 Year Bond Index for the period. The Fund's sub-advisor was cautious with respect to the market and was invested in what they deemed to be a moderately conservative risk posture. Nevertheless, the Fund's overall exposure to U.S. Treasuries was considerably lower than the benchmark and the abrupt nature of the flight to quality was the key performance detractor. Another factor that detracted considerably from performance was the sub-advisor's strategic investment exposure to high quality, structured securities such as asset-backed, residential mortgage-backed, and commercial mortgage-backed bonds, none of which are represented in the Fund's benchmark. These securities, which have traditionally benefited the Fund's investment strategy, were hurt indiscriminately during the period, regardless of the caliber of the collateral supporting these bonds.

MGI Funds

March 31, 2008

This graph shows the performance of the MGI US Short Maturity Fixed Income Fund Class Y 3 shares versus the Lehman Brothers Government/Credit 1 3 Year Bond Index from August 22, 2005, which is the inception date of the Fund, through March 31, 2008. The performance of other classes, when launched, will vary from the performance of the class shown based on the difference in fees and expenses paid by shareholders investing in different share classes.

The table and graph assume reinvestment of dividends and capital gains, but do not reflect a deduction of taxes an investor might pay on fund distributions or upon redemption of fund shares. Performance shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

The data quoted represents past performance and does not guarantee future results. Current performance of the Fund may be lower or higher than the performance quoted. Please call 1-800-428-0980 for the Fund's most recent month-end performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than when purchased.

MGI US Large Cap Growth Equity Fund

Schedule of Investments
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 97.9%
	Advertising — 0.0%
2,900	Focus Media Holding, Ltd., ADR* **	101,935
1,476	Omnicom Group**	65,210
		167,145
	Aerospace & Defense — 2.6%
7,510	Boeing Co.	558,519
3,612	General Dynamics Corp.	301,132
9,300	Goodrich Corp.**	534,843
6,132	L-3 Communications Holdings, Inc.	670,473
24,076	Lockheed Martin Corp.**	2,390,747
25,200	Rockwell Collins, Inc.	1,440,180
60,900	United Technologies Corp.	4,191,138
		10,087,032
	Agriculture — 0.6%
20,100	Monsanto Co.**	2,241,150
1,400	UST, Inc.**	76,328
		2,317,478
	Apparel — 1.0%
64,328	Coach, Inc.* **	1,939,489
24,420	Nike, Inc. Class B**	1,660,560
336	Polo Ralph Lauren Corp.**	19,586
		3,619,635
	Auto Parts & Equipment — 0.0%
3,600	Johnson Controls, Inc.**	121,680
	Banks — 0.1%
3,400	Northern Trust Corp.	225,998
	Beverages — 1.8%
4,676	Anheuser-Busch Cos., Inc.	221,876
3,000	Brown-Forman Corp. Class B**	198,660
50,676	Coca-Cola Co. (The)	3,084,648
17,600	Pepsi Bottling Group, Inc.**	596,816
39,908	PepsiCo, Inc.	2,881,358
		6,983,358
	Biotechnology — 5.7%
10,502	Abraxis BioScience*	620,458
17,600	Biogen Idec, Inc.* **	1,085,744
23,708	Celgene Corp.* **	1,453,063
104,624	Genentech, Inc.* **	8,493,376
135,490	Genzyme Corp.* **	10,099,425

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Biotechnology — continued
500	Millipore Corp.* **	33,705
		21,785,771
	Chemicals — 0.6%
3,300	Air Products & Chemicals, Inc.**	303,600
36,700	Ecolab, Inc.**	1,593,881
1,172	International Flavors & Fragrances, Inc.**	51,627
300	Praxair, Inc.	25,269
5,900	Sigma-Aldrich Corp.**	351,935
		2,326,312
	Coal — 1.0%
24,200	Arch Coal, Inc.**	1,052,700
800	Consol Energy, Inc.**	55,352
49,100	Peabody Energy Corp.**	2,504,100
		3,612,152
	Commercial Services — 2.9%
23,700	Apollo Group, Inc. Class A* **	1,023,840
54,419	Iron Mountain, Inc.* **	1,438,838
100,770	Moody's Corp.**	3,509,819
80,600	Visa, Inc. Class A* **	5,026,216
		10,998,713
	Computers — 8.8%
105,449	Apple, Inc.*	15,131,931
54,200	Cognizant Technology Solutions Corp. Class A* **	1,562,586
2,900	Dell, Inc.* **	57,768
579,992	EMC Corp., Massachusetts* **	8,317,085
78,400	Hewlett-Packard Co.**	3,579,744
30,040	International Business Machines Corp.	3,458,806
11,900	Research In Motion, Ltd.*	1,335,537
900	SanDisk Corp.* **	20,313
284	Teradata Corp.*	6,265
		33,470,035
	Cosmetics & Personal Care — 2.8%
52,476	Avon Products, Inc.	2,074,901
27,984	Colgate-Palmolive Co.	2,180,233
1,360	Estee Lauder Cos. (The), Inc. Class A**	62,356
89,054	Procter & Gamble Co.**	6,240,014
		10,557,504
	Distribution & Wholesale — 0.5%
38,200	Fastenal Co.**	1,754,526
600	WW Grainger, Inc.**	45,834
		1,800,360

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Diversified Financial Services — 4.5%
6,200	Charles Schwab Corp. (The)**	116,746
12,602	CME Group, Inc.**	5,911,598
26,300	Franklin Resources, Inc.**	2,550,837
4,300	Goldman Sachs Group, Inc.	711,177
47,092	IntercontinentalExchange, Inc.* **	6,145,506
7,000	SLM Corp.* **	107,450
30,300	T Rowe Price Group, Inc.**	1,515,000
		17,058,314
	Electric — 0.4%
14,996	Constellation Energy Group, Inc.	1,323,697
	Electrical Components & Equipment — 0.1%
5,100	Emerson Electric Co.**	262,446
	Electronics — 1.5%
3,000	Applera Corp. - Applied Biosystems Group**	98,580
7,400	PerkinElmer, Inc.	179,450
76,596	Thermo Fisher Scientific, Inc.* **	4,353,717
20,708	Waters Corp.* **	1,153,435
		5,785,182
	Engineering & Construction — 0.6%
12,400	Fluor Corp.**	1,750,384
6,100	Jacobs Engineering Group, Inc.* **	448,899
		2,199,283
	Food — 0.7%
1,172	General Mills, Inc.**	70,179
25,310	Kellogg Co.	1,330,294
21,764	WM Wrigley Jr. Co.**	1,367,650
		2,768,123
	Forest Products & Paper — 0.0%
800	Plum Creek Timber Co., Inc.**	32,560
	Health Care - Products — 7.2%
17,000	Alcon, Inc.	2,418,250
49,122	Baxter International, Inc.	2,840,234
11,164	Becton Dickinson & Co.**	958,430
1,100	CR Bard, Inc.**	106,040
17,035	Intuitive Surgical, Inc.* **	5,525,302
30,870	Johnson & Johnson	2,002,537
1,200	Medtronic, Inc.	58,044
30,600	Mindray Medical International, Ltd. Class A, ADR**	885,564
54,200	St Jude Medical, Inc.* **	2,340,898
92,716	Stryker Corp.**	6,031,176

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Health Care - Products — continued
69,042	Varian Medical Systems, Inc.* **	3,233,927
14,236	Zimmer Holdings, Inc.* **	1,108,415
		27,508,817
	Health Care - Services — 0.8%
12,900	Aetna, Inc.**	542,961
24,900	Coventry Health Care, Inc.* **	1,004,715
5,900	Humana, Inc.* **	264,674
15,000	Quest Diagnostics, Inc.**	679,050
15,212	UnitedHealth Group, Inc.**	522,684
1,700	WellPoint, Inc.* **	75,021
		3,089,105
	Holding Companies - Diversified — 0.3%
26,000	Leucadia National Corp.**	1,175,720
	Home Furnishings — 0.0%
1,812	Harman International Industries, Inc.**	78,894
	Household Products & Wares — 0.1%
300	Fortune Brands, Inc.**	20,850
3,584	Kimberly-Clark Corp.	231,347
		252,197
	Insurance — 0.5%
5,000	Aflac, Inc.**	324,750
448	American International Group, Inc.	19,376
14,000	AON Corp.	562,800
26,584	Cigna Corp.	1,078,513
200	Prudential Financial, Inc.**	15,650
		2,001,089
	Internet — 6.7%
145,384	Amazon.Com, Inc.* **	10,365,879
22,600	Equinix, Inc.* **	1,502,674
29,600	Expedia, Inc.* **	647,944
25,219	Google, Inc. Class A*	11,108,213
14,600	priceline.com, Inc.* **	1,764,556
4,600	Symantec Corp.* **	76,452
7,300	VeriSign, Inc.* **	242,652
		25,708,370
	Lodging — 1.0%
52,700	Las Vegas Sands Corp.* **	3,880,828
	Machinery - Construction & Mining — 0.0%
2,100	Caterpillar, Inc.**	164,409

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Machinery - Diversified — 0.6%
8,100	Cummins, Inc.	379,242
23,900	Deere & Co.**	1,922,516
500	Manitowoc Co. (The), Inc.**	20,400
300	Rockwell Automation, Inc.**	17,226
		2,339,384
	Media — 0.1%
924	Meredith Corp.**	35,343
400	Washington Post Co. (The) Class B**	264,600
		299,943
	Metal Fabricate & Hardware — 1.0%
36,432	Precision Castparts Corp.	3,718,979
	Mining — 0.2%
5,700	Freeport-McMoran Copper & Gold, Inc. Class B**	548,454
2,800	Newmont Mining Corp.**	126,840
		675,294
	Miscellaneous - Manufacturing — 1.7%
2,300	3M Co.	182,045
1,800	Cooper Industries, Ltd. Class A**	72,270
50,400	Danaher Corp.**	3,831,912
6,900	Honeywell International, Inc.	389,298
600	Illinois Tool Works, Inc.**	28,938
560	Pall Corp.	19,639
3,000	Parker Hannifin Corp.**	207,810
14,900	SPX Corp.**	1,563,010
4,000	Textron, Inc.**	221,680
		6,516,602
	Oil & Gas — 7.8%
600	Anadarko Petroleum Corp.	37,818
13,300	Apache Corp.**	1,606,906
2,500	Chesapeake Energy Corp.**	115,375
15,188	Chevron Corp.**	1,296,448
32,300	ConocoPhillips**	2,461,583
138,682	Exxon Mobil Corp.**	11,729,723
400	Hess Corp.	35,272
2,100	Marathon Oil Corp.	95,760
5,400	Murphy Oil Corp.**	443,556
22,000	Noble Corp.	1,092,740
1,700	Noble Energy, Inc.	123,760
3,100	Occidental Petroleum Corp.**	226,827
400	Range Resources Corp.	25,380
62,600	Southwestern Energy Co.* **	2,108,994
26,600	Suncor Energy, Inc.	2,562,910

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Oil & Gas — continued
2,800	Tesoro Corp.**	84,000
29,754	Transocean, Inc.* **	4,022,741
15,400	Valero Energy Corp.**	756,294
14,115	XTO Energy, Inc.**	873,154
		29,699,241
	Oil & Gas Services — 7.3%
4,200	Baker Hughes, Inc.**	287,700
8,800	Cameron International Corp.* **	366,432
70,000	FMC Technologies, Inc.* **	3,982,300
7,600	Halliburton Co.**	298,908
175,636	National Oilwell Varco, Inc.* **	10,253,630
115,802	Schlumberger, Ltd.**	10,074,774
25,200	Smith International, Inc.**	1,618,596
12,300	Weatherford International, Ltd.* **	891,381
		27,773,721
	Packaging & Containers — 0.1%
8,492	Ball Corp.**	390,122
	Pharmaceuticals — 7.0%
57,980	Abbott Laboratories**	3,197,597
130,816	Allergan, Inc.**	7,376,714
500	Barr Pharmaceuticals, Inc.*	24,155
27,584	Express Scripts, Inc.* **	1,774,203
57,100	Gilead Sciences, Inc.* **	2,942,363
16,200	Hospira, Inc.* **	692,874
139,800	Medco Health Solutions, Inc.* **	6,121,842
24,800	Merck & Co., Inc.	941,160
700	Patterson Cos., Inc.* **	25,410
80,197	Schering-Plough Corp.**	1,155,639
53,600	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	2,475,784
3,100	Watson Pharmaceuticals, Inc.* **	90,892
		26,818,633
	Pipelines — 0.0%
2,944	Questar Corp.**	166,513
	Retail — 5.2%
280	Autozone, Inc.* **	31,872
8,500	Costco Wholesale Corp.**	552,245
143,578	CVS Caremark Corp.**	5,816,345
54,400	Dick's Sporting Goods, Inc.* **	1,456,832
21,000	GameStop Corp. Class A* **	1,085,910
7,400	Gap (The), Inc.**	145,632
34,084	McDonald's Corp.**	1,900,865
273,148	Starbucks Corp.* **	4,780,090

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Retail — continued
8,072	Tiffany & Co.**	337,733
8,100	TJX Cos., Inc.**	267,867
83,491	Walgreen Co.	3,180,172
3,700	Yum! Brands, Inc.**	137,677
		19,693,240
	Savings & Loans — 0.1%
18,500	Hudson City Bancorp, Inc.**	327,080
	Semiconductors — 1.9%
400	Altera Corp.**	7,372
13,120	Analog Devices, Inc.**	387,302
9,400	Applied Materials, Inc.	183,394
200,870	Broadcom Corp. Class A* **	3,870,765
11,500	Intel Corp.	243,570
200	Kla-Tencor Corp.**	7,420
600	Linear Technology Corp.**	18,414
24,988	MEMC Electronic Materials, Inc.*	1,771,649
5,400	National Semiconductor Corp.**	98,928
17,200	Nvidia Corp.* **	340,388
17,300	Texas Instruments, Inc.**	489,071
		7,418,273
	Software — 4.5%
1,300	Autodesk, Inc.* **	40,924
200	BMC Software, Inc.* **	6,504
34,345	Cerner Corp.* **	1,280,381
2,200	Citrix Systems, Inc.* **	64,526
11,684	Fidelity National Information Services, Inc.**	445,628
7,200	Mastercard, Inc. Class A**	1,605,528
251,857	Microsoft Corp.	7,147,702
138,400	Oracle Corp.*	2,707,104
200	Paychex, Inc.**	6,852
69,346	Salesforce.com, Inc.* **	4,013,053
		17,318,202
	Telecommunications — 6.5%
170,685	America Movil SA de CV-Series L, ADR	10,870,928
184,088	Cisco Systems, Inc.*	4,434,680
88,800	Corning, Inc.**	2,134,752
46,928	Juniper Networks, Inc.* **	1,173,200
4,000	Motorola, Inc.	37,200
56,200	Nokia OYJ, Sponsored ADR	1,788,846
107,300	Qualcomm, Inc.**	4,399,300
		24,838,906

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares/ Par Value ($)	Description	Value ($)
	Transportation — 1.1%
23,800	CH Robinson Worldwide, Inc.**	1,294,720
62,401	Expeditors International Washington, Inc.**	2,819,277
2,000	United Parcel Service, Inc. Class B**	146,040
		4,260,037
	TOTAL COMMON STOCKS (COST $381,940,914)	373,616,377
	SHORT-TERM INVESTMENTS — 46.0%
	Bank Deposits — 1.5%
5,673,801	Euro Time Deposit, 1.10%, due 04/01/2008	5,673,801
	Securities Lending Collateral — 44.5%
169,928,116	State Street Navigator Securities Lending Prime Portfolio***	169,928,116
	TOTAL SHORT-TERM INVESTMENTS (COST $175,601,917)	175,601,917
	TOTAL INVESTMENTS — 143.9% (Cost $557,542,831)	549,218,294
	Other Assets and Liabilities (net) — (43.9)%	(167,443,570)
	NET ASSETS — 100.0%	$381,774,724

Notes to Schedule of Investments:

ADR - American Depository Receipt

  *  Non-income producing security.

  **  All or a portion of this security is out on loan.

  ***  Represents an investment of securities lending collateral.

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	97.9
Short-Term Investments	46.0
Other Assets and Liabilities (net)	(43.9)
100.0%

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 98.2%
	Aerospace & Defense — 4.4%
27,725	L-3 Communications Holdings, Inc.**	3,031,451
26,600	Lockheed Martin Corp.**	2,641,380
91,675	Northrop Grumman Corp.	7,133,232
56,300	United Technologies Corp.	3,874,566
		16,680,629
	Agriculture — 0.6%
4,000	Altria Group, Inc.	88,800
18,800	Archer-Daniels-Midland Co.	773,808
11,169	Monsanto Co.	1,245,344
2,900	Philip Morris International, Inc.*	146,682
		2,254,634
	Airlines — 0.1%
55,090	Delta Air Lines, Inc.*	473,774
	Apparel — 0.3%
15,300	Nike, Inc. Class B	1,040,400
	Auto Parts & Equipment — 0.7%
37,850	Magna International, Inc. Class A**	2,730,877
	Banks — 7.5%
145,550	Bank of America Corp.	5,517,800
70,533	Bank of New York Mellon Corp. (The)	2,943,342
136,900	Capital One Financial Corp.**	6,738,218
75,650	Comerica, Inc.**	2,653,802
105,400	National City Corp.**	1,048,730
21,089	PNC Financial Services Group, Inc.	1,382,806
17,000	State Street Corp.**	1,343,000
13,794	SunTrust Banks, Inc.	760,601
9,800	US Bancorp	317,128
135,900	Wachovia Corp.**	3,669,300
64,100	Wells Fargo & Co.	1,865,310
		28,240,037
	Beverages — 0.9%
16,466	Coca-Cola Co. (The)	1,002,285
82,745	Coca-Cola Enterprises, Inc.	2,002,429
4,300	Diageo Plc, Sponsored ADR	349,676
		3,354,390
	Biotechnology — 1.2%
111,359	Amgen, Inc.*	4,652,579

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Chemicals — 1.2%
28,500	Mosaic Co. (The)*	2,924,100
6,100	Praxair, Inc.	513,803
4,800	RPM, Inc.**	100,512
29,300	Terra Industries, Inc.* **	1,041,029
		4,579,444
	Coal — 0.1%
10,000	Peabody Energy Corp.	510,000
	Commercial Services — 1.7%
13,700	Apollo Group, Inc. Class A* **	591,840
79,038	Hertz Global Holdings, Inc.*	953,198
62,600	McKesson Corp.**	3,278,362
16,800	RR Donnelley & Sons Co.**	509,208
10,400	Visa, Inc. Class A* **	648,544
19,000	Western Union Co. (The)	404,130
		6,385,282
	Computers — 1.9%
60,325	Affiliated Computer Services, Inc. Class A* **	3,022,886
38,850	Computer Sciences Corp.* **	1,584,692
29,962	Hewlett-Packard Co.	1,368,065
10,800	Seagate Technology**	226,152
65,263	Sun Microsystems, Inc.*	1,013,534
		7,215,329
	Cosmetics & Personal Care — 0.3%
18,044	Procter & Gamble Co.	1,264,343
	Diversified Financial Services — 12.7%
33,304	Charles Schwab Corp. (The)	627,114
26,000	CIT Group, Inc.**	308,100
636,842	Citigroup, Inc.	13,641,156
153,100	Countrywide Financial Corp.**	842,050
18,700	Discover Financial Services**	306,119
231,719	Fannie Mae**	6,098,844
227,625	Freddie Mac**	5,763,465
12,900	Goldman Sachs Group, Inc.	2,133,531
139,195	JPMorgan Chase & Co.**	5,978,425
48,375	Lehman Brothers Holdings, Inc.**	1,820,835
38,300	Merrill Lynch & Co., Inc.	1,560,342
188,025	Morgan Stanley**	8,592,743
		47,672,724

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Electric — 2.1%
7,500	Dominion Resources, Inc.	306,300
1,100	Exelon Corp.	89,397
27,802	PG&E Corp.	1,023,670
87,000	Public Service Enterprise Group, Inc.**	3,496,530
65,400	Wisconsin Energy Corp.**	2,876,946
		7,792,843
	Electrical Components & Equipment — 2.4%
1,324,975	Alcatel-Lucent Sponsored ADR	7,631,856
27,567	Emerson Electric Co.	1,418,598
		9,050,454
	Electronics — 1.3%
4,300	Agilent Technologies, Inc.* **	128,269
28,200	Jabil Circuit, Inc.**	266,772
67,400	Thermo Fisher Scientific, Inc.* **	3,831,016
21,750	Tyco Electronics, Ltd.	746,460
		4,972,517
	Environmental Control — 1.2%
16,350	Republic Services, Inc.**	478,074
121,503	Waste Management, Inc.**	4,077,641
		4,555,715
	Food — 2.5%
35,100	General Mills, Inc.**	2,101,788
113,839	Kraft Foods, Inc. Class A**	3,530,147
44,127	Kroger Co. (The)	1,120,826
12,600	Safeway, Inc.	369,810
117,325	Sara Lee Corp.	1,640,203
18,021	SUPERVALU, Inc.	540,270
		9,303,044
	Forest Products & Paper — 0.2%
13,800	Rayonier, Inc.	599,472
	Gas — 0.7%
50,025	Sempra Energy	2,665,332
	Health Care - Products — 2.5%
43,600	Baxter International, Inc.	2,520,952
130,297	Boston Scientific Corp.*	1,676,922
26,850	Covidien, Ltd.**	1,188,113
61,250	Johnson & Johnson	3,973,287
		9,359,274

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Health Care - Services — 1.2%
37,700	Humana, Inc.* **	1,691,222
86,900	UnitedHealth Group, Inc.**	2,985,884
		4,677,106
	Home Furnishings — 1.4%
58,500	Whirlpool Corp.**	5,076,630
	Household Products & Wares — 0.7%
13,700	Fossil, Inc.* **	418,398
31,200	Kimberly-Clark Corp.**	2,013,960
		2,432,358
	Insurance — 10.1%
190,425	Allstate Corp. (The)**	9,151,825
4,300	American Financial Group, Inc.**	109,908
23,553	American International Group, Inc.	1,018,667
32,805	AON Corp.	1,318,761
48,700	Axis Capital Holdings, Ltd.**	1,654,826
123,693	Fidelity National Financial, Inc. Class A**	2,267,293
118,500	Genworth Financial, Inc. Class A**	2,682,840
56,700	Hartford Financial Services Group, Inc.**	4,296,159
46,925	Metlife, Inc.	2,827,701
69,750	Torchmark Corp.**	4,192,673
67,100	Travelers Cos., Inc. (The)**	3,210,735
178,150	XL Capital, Ltd. Class A**	5,264,332
		37,995,720
	Internet — 0.5%
96,742	IAC/InterActiveCorp.*	2,008,364
	Leisure Time — 0.5%
49,600	Carnival Corp.**	2,007,808
	Machinery - Diversified — 0.0%
2,600	AGCO Corp.* **	155,688
	Media — 1.0%
128,500	DIRECTV Group (The), Inc.* **	3,185,515
19,811	News Corp. Class B	377,201
		3,562,716
	Mining — 0.7%
29,589	Barrick Gold Corp.	1,285,642
14,086	Freeport-McMoran Copper & Gold, Inc. Class B	1,355,355
		2,640,997

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Miscellaneous - Manufacturing — 2.1%
19,130	Eaton Corp.	1,524,087
146,230	General Electric Co.	5,411,972
21,750	Tyco International, Ltd.**	958,088
		7,894,147
	Oil & Gas — 8.4%
44,400	BP Plc, Sponsored ADR	2,692,860
103,600	Chevron Corp.**	8,843,296
6,821	Devon Energy Corp.	711,635
191,358	Exxon Mobil Corp.**	16,185,060
31,200	Noble Energy, Inc.	2,271,360
7,900	SandRidge Energy, Inc.*	309,285
8,200	XTO Energy, Inc.	507,252
		31,520,748
	Oil & Gas Services — 0.5%
9,000	Halliburton Co.	353,970
9,181	Schlumberger, Ltd.	798,747
9,600	Smith International, Inc.	616,608
		1,769,325
	Pharmaceuticals — 7.6%
41,891	Abbott Laboratories	2,310,289
92,925	AmerisourceBergen Corp.**	3,808,066
228,875	Bristol-Myers Squibb Co.**	4,875,037
11,307	Eli Lilly & Co.	583,328
39,900	Forest Laboratories, Inc.* **	1,596,399
25,400	Herbalife, Ltd.**	1,206,500
5,900	Merck & Co., Inc.	223,905
31,500	Mylan, Inc.	365,400
544,900	Pfizer, Inc.	11,404,757
31,627	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	1,460,851
19,427	Wyeth	811,272
		28,645,804
	Pipelines — 0.3%
29,500	El Paso Corp.	490,880
24,136	Spectra Energy Corp.	549,094
		1,039,974
	REITS — 1.1%
46,900	Prologis REIT**	2,760,534
13,600	Public Storage REIT**	1,205,232
		3,965,766

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares/ Par Value ($)	Description	Value ($)
	Retail — 6.1%
19,271	CVS Caremark Corp.	780,668
64,600	Gap (The), Inc.	1,271,328
195,550	Home Depot, Inc.**	5,469,533
19,000	J Crew Group, Inc.*	839,230
133,050	TJX Cos., Inc.**	4,399,964
192,672	Wal-Mart Stores, Inc.**	10,149,961
		22,910,684
	Savings & Loans — 0.2%
84,600	Washington Mutual, Inc.**	871,380
	Semiconductors — 0.5%
103,000	Nvidia Corp.* **	2,038,370
	Software — 3.9%
6,800	Adobe Systems, Inc.* **	242,012
178,175	CA, Inc.**	4,008,938
275,450	Microsoft Corp.	7,817,271
138,422	Oracle Corp.*	2,707,534
		14,775,755
	Telecommunications — 4.5%
305,271	AT&T, Inc.	11,691,879
20,535	Qualcomm, Inc.	841,935
3,400	Telephone & Data Systems, Inc.	133,518
112,170	Verizon Communications, Inc.**	4,088,597
		16,755,929
	Toys, Games & Hobbies — 0.1%
19,300	Mattel, Inc.**	384,070
	Transportation — 0.3%
13,038	United Parcel Service, Inc. Class B	952,035
	TOTAL COMMON STOCKS (COST $407,859,629)	369,434,467
	SHORT-TERM INVESTMENTS — 37.0%
	Bank Deposits — 2.1%
7,766,393	Euro Time Deposit, 1.10%, due 04/01/2008	7,766,393

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Securities Lending Collateral — 34.9%
131,396,499	State Street Navigator Securities Lending Portfolio***	131,396,499
	TOTAL SHORT-TERM INVESTMENTS (COST $139,162,892)	139,162,892
	TOTAL INVESTMENTS — 135.2% (Cost $547,022,521)	508,597,359
	Other Assets and Liabilities (net) — (35.2)%	(132,371,849)
	NET ASSETS — 100.0%	$376,225,510

Notes to Schedule of Investments:

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

  *  Non-income producing security.

  **  All or a portion of this security is out on loan.

  ***  Represents an investment of securities lending collateral.

See accompanying notes to the financial statements.

MGI US Large Cap Value Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.2
Short-Term Investments	37.0
Other Assets and Liabilities (net)	(35.2)
100.0%

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%
	Aerospace & Defense — 2.0%
32,600	BE Aerospace, Inc.*	1,139,370
25,900	Empresa Brasileira de Aeronautica SA, ADR	1,023,309
21,400	Esterline Technologies Corp.*	1,077,918
		3,240,597
	Apparel — 2.1%
130,600	CROCS, Inc.* **	2,281,582
11,400	Guess ?, Inc.	461,358
16,300	Phillips-Van Heusen Corp.	618,096
		3,361,036
	Auto Manufacturers — 0.7%
29,500	Oshkosh Corp.**	1,070,260
	Banks — 0.7%
30,800	East-West Bancorp, Inc.	546,700
11,400	Frontier Financial Corp.**	201,552
26,600	People's United Financial, Inc.	460,446
		1,208,698
	Biotechnology — 4.3%
91,600	Affymetrix, Inc.*	1,594,756
31,388	Alexion Pharmaceuticals, Inc.* **	1,861,308
28,400	American Oriental Bioengineering, Inc.*	230,040
140,700	Cell Genesys, Inc.* **	330,645
38,600	Geron Corp.* **	188,368
3,100	Illumina, Inc.*	235,290
18,000	Invitrogen Corp.* **	1,538,460
37,400	Vertex Pharmaceuticals, Inc.*	893,486
		6,872,353
	Chemicals — 0.3%
50,400	Metabolix, Inc.* **	551,880
	Coal — 2.2%
24,500	Consol Energy, Inc. **	1,695,155
50,800	Massey Energy Co. **	1,854,200
		3,549,355
	Commercial Services — 2.4%
53,500	Corinthian Colleges, Inc.* **	386,805
22,800	DeVry, Inc.**	953,952
7,500	Morningstar, Inc.*	460,125
84,300	Navigant Consulting, Inc.* **	1,600,014
2,700	Strayer Education, Inc.	411,750
		3,812,646

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Computers — 2.1%
122,700	Brocade Communications Systems, Inc.* **	895,710
13,000	Factset Research Systems, Inc.	700,310
46,500	Immersion Corp.*	330,615
103,800	Riverbed Technology, Inc.*	1,542,468
		3,469,103
	Cosmetics & Personal Care — 0.2%
15,000	Bare Escentuals, Inc.*	351,300
	Distribution & Wholesale — 1.1%
47,000	WESCO International, Inc.* **	1,715,030
	Diversified Financial Services — 5.3%
21,300	Affiliated Managers Group* **	1,932,762
100,400	Blackstone Group (The), LP**	1,594,352
4,100	Federated Investors, Inc. Class B	160,556
14,100	Fortress Investment Group LLC Class A**	173,148
4,000	GFI Group, Inc.	229,200
13,800	Greenhill & Co., Inc.**	959,928
53,700	Jefferies Group, Inc.	866,181
84,700	MF Global, Ltd.* **	839,377
6,600	Nasdaq OMX Group, Inc. (The)*	255,156
56,000	Och-Ziff Capital Management Group LLC**	1,176,000
8,900	Waddell & Reed Financial, Inc. Class A	285,957
		8,472,617
	Electric — 0.3%
12,600	Ormat Technologies, Inc.	541,926
	Electrical Components & Equipment — 1.6%
40,800	Ametek, Inc.**	1,791,528
1,800	Energizer Holdings, Inc.*	162,864
48,100	Universal Display Corp.* **	688,792
		2,643,184
	Electronics — 3.0%
43,700	China Digital TV Holding Co., Ltd., ADR*	814,568
19,600	Cymer, Inc.*	510,384
179,900	Flextronics International, Ltd.*	1,689,261
9,700	Gentex Corp.	166,355
3,800	Itron, Inc.*	342,874
11,742	L-1 Identity Solutions, Inc.*	156,169
6,500	PerkinElmer, Inc.	157,625
4,400	Rofin-Sinar Technologies, Inc.*	197,560
22,800	Thomas & Betts Corp.* **	829,236
		4,864,032

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Energy - Alternate Sources — 1.9%
57,600	Evergreen Solar, Inc.*	533,952
2,800	First Solar Inc*	647,192
15,100	Sunpower Corp. Class A* **	1,125,101
11,900	Suntech Power Holdings Co., Ltd., ADR*	482,664
52,700	US BioEnergy Corp.*	310,930
		3,099,839
	Engineering & Construction — 1.0%
22,800	Emcor Group, Inc.*	506,388
5,200	Foster Wheeler, Ltd.*	294,424
11,700	Jacobs Engineering Group, Inc.*	861,003
		1,661,815
	Entertainment — 0.7%
40,800	DreamWorks Animation SKG, Inc. Class A* **	1,051,824
	Environmental Control — 0.3%
21,100	EnergySolutions, Inc.	484,034
	Food — 0.4%
4,000	McCormick & Co., Inc.	147,880
15,400	Whole Foods Market, Inc.**	507,738
		655,618
	Health Care - Products — 2.8%
20,300	Arthrocare Corp.* **	677,005
30,800	Gen-Probe, Inc.* **	1,484,560
6,600	Hologic, Inc.*	366,960
34,200	Resmed, Inc.***	1,442,556
44,200	Volcano Corp.***	552,500
		4,523,581
	Health Care - Services — 2.1%
37,000	DaVita, Inc.* **	1,767,120
23,200	Pediatrix Medical Group, Inc.* **	1,563,680
		3,330,800
	Household Products & Wares — 1.8%
33,900	Church & Dwight Co., Inc.**	1,838,736
51,200	Jarden Corp.* **	1,113,088
		2,951,824
	Internet — 2.1%
56,500	Avocent Corp.*	954,850
42,100	Check Point Software Technologies* **	943,040
5,600	Cogent Communications Group, Inc.*	102,536
42,900	F5 Networks, Inc.* **	779,493

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Internet — continued
15,000	Giant Interactive Group, Inc., ADR*	189,750
3,600	priceline.com, Inc.* **	435,096
		3,404,765
	Iron & Steel — 0.2%
2,500	Cleveland-Cliffs, Inc.	299,550
	Machinery - Diversified — 4.2%
29,900	Gardner Denver, Inc.* **	1,109,290
46,300	Grant Prideco, Inc.*	2,278,886
54,950	Idex Corp.**	1,686,416
40,800	Manitowoc Co. (The), Inc.**	1,664,640
		6,739,232
	Media — 1.3%
80,400	Martha Stewart Living Omnimedia Class A* **	597,372
37,300	Meredith Corp.**	1,426,725
		2,024,097
	Metal Fabricate & Hardware — 0.6%
5,400	Dynamic Materials Corp.	233,280
15,700	Kaydon Corp.	689,387
		922,667
	Miscellaneous - Manufacturing — 1.1%
60,100	Actuant Corp. Class A**	1,815,621
	Office Furnishings — 0.2%
11,500	Herman Miller, Inc.	282,555
	Oil & Gas — 4.3%
5,400	Atwood Oceanics, Inc.*	495,288
39,400	Chesapeake Energy Corp.**	1,818,310
15,300	Continental Resources, Inc./OK*	487,917
76,700	Denbury Resources, Inc.*	2,189,785
30,700	Range Resources Corp.**	1,947,915
		6,939,215
	Oil & Gas Services — 4.1%
24,500	Exterran Holdings, Inc.* **	1,581,230
20,100	FMC Technologies, Inc.*	1,143,489
20,400	Helix Energy Solutions Group, Inc.*	642,600
17,300	Hercules Offshore, Inc.*	434,576
32,500	Smith International, Inc.**	2,087,475
17,800	Superior Energy Services*	705,236
		6,594,606

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Packaging & Containers — 0.8%
53,900	Crown Holdings, Inc.*	1,356,124
	Pharmaceuticals — 9.5%
43,900	Cephalon, Inc.*	2,827,160
117,200	Cubist Pharmaceuticals, Inc.*	2,158,824
118,400	CV Therapeutics, Inc.*	844,192
28,500	Dentsply International, Inc.**	1,100,100
156,200	Elan Corp. Plc, Sponsored ADR*	3,258,332
246,600	Medarex, Inc.*	2,182,410
20,400	Medicis Pharmaceutical Corp. Class A	401,676
58,800	OSI Pharmaceuticals, Inc.* **	2,198,532
111,000	Santarus, Inc.* **	285,270
		15,256,496
	Real Estate — 0.5%
5,200	Jones Lang Lasalle, Inc.	402,168
175,000	Meruelo Maddux Properties, Inc.*	444,500
		846,668
	REITS — 0.7%
4,900	Digital Realty Trust, Inc. REIT	173,950
29,700	Lasalle Hotel Properties REIT**	853,281
2,500	Macerich Co. (The) REIT	175,675
		1,202,906
	Retail — 7.4%
55,200	Chico's FAS, Inc.*	392,472
3,300	Chipotle Mexican Grill, Inc. Class A*	374,319
31,100	Dick's Sporting Goods, Inc.* **	832,858
1,500	GameStop Corp. Class A*	77,565
27,900	J Crew Group, Inc.*	1,232,343
12,500	Lululemon Athletica, Inc.* **	355,375
64,300	Petsmart, Inc.**	1,314,292
318,700	Quiksilver, Inc.*	3,126,447
15,200	Tiffany & Co.	635,968
87,600	Urban Outfitters, Inc.* **	2,746,260
6,900	Wendy's International, Inc.	159,114
27,400	Williams-Sonoma, Inc.	664,176
		11,911,189
	Savings & Loans — 0.2%
14,700	New York Community Bancorp, Inc.	267,834
	Semiconductors — 3.7%
102,300	Atmel Corp.* **	356,004
48,200	ATMI, Inc.* **	1,341,406
28,700	Intersil Corp. Class A	736,729

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Semiconductors — continued
10,500	Novellus Systems, Inc.*	221,025
4,300	Silicon Laboratories, Inc.* **	135,622
153,300	Skyworks Solutions, Inc.*	1,116,024
47,600	Teradyne, Inc.*	591,192
219,000	Triquint Semiconductor, Inc.*	1,108,140
12,800	Varian Semiconductor Equipment Associates, Inc.*	360,320
		5,966,462
	Software — 9.6%
71,750	ACI Worldwide, Inc.* **	1,429,260
31,100	Activision, Inc.* **	849,341
59,800	BMC Software, Inc.* **	1,944,696
33,200	Commvault Systems, Inc.*	411,680
3,000	Dun & Bradstreet Corp.	244,140
6,100	Global Payments, Inc.	252,296
21,200	Longtop Financial Technologies, Ltd., ADR*	400,256
22,700	Medassets, Inc.*	336,414
123,400	Nuance Communications, Inc.* **	2,148,394
237,400	Red Hat, Inc.* **	4,365,786
4,200	Salesforce.com, Inc.*	243,054
52,200	Satyam Computer Services, Ltd., ADR**	1,179,198
209,300	Wind River Systems, Inc.*	1,619,982
		15,424,497
	Telecommunications — 5.5%
99,400	Clearwire Corp. Class A* **	1,472,114
45,300	Comverse Technology, Inc.* **	697,620
19,000	NeuStar, Inc. Class A* **	503,120
223,900	Polycom, Inc.* **	5,046,706
389,100	RF Micro Devices, Inc.* **	1,035,006
5,200	SBA Communications Corp.*	155,116
		8,909,682
	Transportation — 1.4%
26,400	Expeditors International Washington, Inc.	1,192,752
10,400	JB Hunt Transport Services, Inc.	326,872
10,200	Kansas City Southern*	409,122
7,400	Landstar System, Inc.	385,984
		2,314,730
	Trucking & Leasing — 0.3%
50,100	Aircastle, Ltd.**	563,625
	TOTAL COMMON STOCKS (COST $177,128,342)	156,525,873

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 36.2%
	Bank Deposits — 2.6%
4,224,206	Euro Time Deposit, 1.10%, due 04/01/2008	4,224,206
	Securities Lending Collateral — 33.6%
54,126,535	State Street Navigator Securities Lending Portfolio***	54,126,535
	TOTAL SHORT-TERM INVESTMENTS (COST $58,350,741)	58,350,741
	TOTAL INVESTMENTS — 133.2% (Cost $235,479,083)	214,876,614
	Other Assets and Liabilities (net) — (33.2)%	(53,514,269)
	NET ASSETS — 100.0%	$161,362,345

Notes to Schedule of Investments:

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

  *  Non-income producing security.

  **  All or a portion of this security is out on loan.

  ***  Represents an investment of securities lending collateral.

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	97.0
Short-Term Investments	36.2
Other Assets and Liabilities (net)	(33.2)
100.0%

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 98.8%
	Advertising — 0.1%
163,500	APAC Customer Services, Inc.*	142,000
	Aerospace & Defense — 1.9%
3,100	Alliant Techsystems, Inc.* **	320,943
25,650	Esterline Technologies Corp.* **	1,291,990
9,500	Goodrich Corp.**	546,345
21,600	Kaman Corp.**	611,064
		2,770,342
	Agriculture — 0.5%
11,900	Universal Corp/Richmond VA**	779,807
	Airlines — 0.1%
14,400	US Airways Group, Inc.* **	128,304
	Apparel — 0.8%
26,500	Maidenform Brands, Inc.* **	431,155
7,600	Oxford Industries, Inc.**	171,228
12,600	Steven Madden, Ltd.*	215,838
19,900	Tefron, Ltd.*	87,958
7,400	Weyco Group, Inc.**	219,558
		1,125,737
	Auto Manufacturers — 0.5%
21,800	Oshkosh Corp.**	790,904
	Auto Parts & Equipment — 1.3%
18,700	Aftermarket Technology Corp.*	363,528
13,400	ArvinMeritor, Inc.**	167,634
14,900	Cooper Tire & Rubber Co.**	223,053
80,547	Exide Technologies* **	1,055,166
		1,809,381
	Banks — 6.4%
9,300	AmericanWest Bancorp**	81,096
16,800	Associated Banc-Corp.**	447,384
30,100	Bancorpsouth, Inc.**	697,116
5,500	Bank of Hawaii Corp.**	272,580
3,200	Bank of the Ozarks, Inc.**	76,480
4,200	Banner Corp.**	96,768
16,700	Citizens Republic Bancorp, Inc.**	207,581
6,600	City National Corp.**	326,436
17,400	Colonial BancGroup (The), Inc.**	167,562
7,800	Comerica, Inc.**	273,624
4,200	Commerce Bancshares, Inc.	176,526
5,000	Commonwealth Bankshares**	85,000

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Banks — continued
6,100	Community Bancorp* **	82,716
1,300	First Charter Corp.**	34,723
2,300	First Financial Corp.**	70,794
9,200	First Horizon National Corp.**	128,892
6,500	First Regional Bancorp* **	106,600
5,000	First State Bancorporation**	66,950
9,400	FirstMerit Corp.**	194,204
4,300	Great Southern Bancorp, Inc.**	67,123
18,900	Hanmi Financial Corp.**	139,671
18,300	Huntington Bancshares, Inc.**	196,725
5,500	Imperial Capital Bancorp, Inc.**	118,910
4,200	Integra Bank Corp.**	68,040
618	National Penn Bancshares, Inc.**	11,241
23,400	NewBridge Bancorp	204,984
1,500	Northrim BanCorp, Inc.	27,270
400	Peapack Gladstone Financial Corp.	10,816
135,000	People's United Financial, Inc.**	2,336,850
26,100	Popular, Inc.**	304,326
4,100	Preferred Bank**	68,429
9,400	Provident Bankshares Corp.**	100,956
17,000	South Financial Group (The), Inc.**	252,620
10,600	Southwest Bancorp, Inc.**	185,606
5,800	StellarOne Corp.**	98,078
7,900	Susquehanna Bancshares, Inc.**	160,923
21,900	TCF Financial Corp.**	392,448
4,400	Texas Capital Bancshares, Inc.*	74,272
6,700	UnionBanCal Corp.**	328,836
2,300	Univest Corp. of Pennsylvania	60,237
11,800	Webster Financial Corp.**	328,866
7,300	West Coast Bancorp**	106,507
		9,236,766
	Beverages — 0.7%
5,100	Constellation Brands, Inc. Class A*	90,117
12,600	Molson Coors Brewing Co. Class B**	662,382
8,300	Pepsi Bottling Group, Inc.**	281,453
		1,033,952
	Building Materials — 1.3%
96,150	Gibraltar Industries, Inc.**	1,127,840
2,600	Interline Brands, Inc.* **	48,230
31,500	LSI Industries, Inc.	416,115
8,600	NCI Building Systems, Inc.* **	208,120
		1,800,305
	Chemicals — 3.5%
12,600	Agrium, Inc.	782,586

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Chemicals — continued
12,600	Ashland, Inc.	595,980
12,400	Celanese Corp.	484,220
11,800	Eastman Chemical Co.**	736,910
11,300	HB Fuller Co.**	230,633
4,900	Huntsman Corp.**	115,395
29,700	ICO, Inc.* **	206,118
27,400	Landec Corp.* **	230,982
3,500	OM Group, Inc.* **	190,890
36,300	Rockwood Holdings, Inc.* **	1,189,551
21,600	Spartech Corp.**	182,520
700	UAP Holding Corp.	26,838
		4,972,623
	Commercial Services — 3.3%
35,000	answerthink, Inc.* **	136,850
14,400	Avis Budget Group, Inc.* **	152,928
8,800	CDI Corp.**	220,440
33,900	Convergys Corp.*	510,534
10,700	Electro Rent Corp.**	162,105
14,600	Gevity HR, Inc.**	126,436
27,150	Healthcare Services Group**	560,376
12,400	Healthspring, Inc.* **	174,592
6,300	Hewitt Associates, Inc. Class A*	250,551
122,550	Hooper Holmes, Inc.*	79,657
25,400	Learning Tree International, Inc.* **	356,108
30,550	Monro Muffler, Inc.	516,295
35,400	MPS Group, Inc.* **	418,428
5,200	Multi-Color Corp.**	116,272
30,700	SAIC, Inc.* **	570,713
14,500	Service Corp. International, US	147,030
44,700	Source Interlink Cos., Inc.* **	84,930
7,100	United Rentals, Inc.* **	133,764
		4,718,009
	Computers — 1.0%
7,900	COMSYS IT Partners, Inc.* **	66,834
13,600	Cray, Inc.* **	81,056
35,200	Dot Hill Systems Corp.* **	105,600
11,800	Hutchinson Technology, Inc.* **	187,738
3,300	Lexmark International, Inc. Class A* **	101,376
37,500	Pomeroy IT Solutions, Inc.* **	207,375
40,400	Qualstar Corp.	128,876
18,800	Rackable Systems, Inc.* **	171,456
10,100	Rimage Corp.*	221,190
19,900	Smart Modular Technologies WWH, Inc.* **	123,579
		1,395,080

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Cosmetics & Personal Care — 0.2%
17,200	Elizabeth Arden, Inc.* **	343,140
	Distribution & Wholesale — 1.4%
76,100	Bell Microproducts, Inc.* **	155,244
4,600	Houston Wire & Cable Co.**	73,692
8,200	Ingram Micro, Inc. Class A* **	129,806
50,700	Navarre Corp.* **	89,232
4,600	Tech Data Corp.* **	150,880
7,100	United Stationers, Inc.*	338,670
30,050	WESCO International, Inc.* **	1,096,525
		2,034,049
	Diversified Financial Services — 0.4%
26,200	Advanta Corp. Class B**	184,186
14,000	AmeriCredit Corp.* **	140,980
170,500	Friedman Billings Ramsey Group, Inc. Class A**	289,850
5,500	Thornburg Mortgage, Inc.**	5,830
		620,846
	Electric — 3.1%
1,100	Allete, Inc.**	42,482
3,600	Alliant Energy Corp.	126,036
14,900	Aquila, Inc.* **	47,829
44,100	Centerpoint Energy, Inc.**	629,307
1,800	CMS Energy Corp.**	24,372
7,900	Energy East Corp.**	190,548
6,300	Mirant Corp.* **	229,257
7,100	Northeast Utilities	174,234
1,300	NorthWestern Corp.	31,681
45,100	NRG Energy, Inc.* **	1,758,449
1,200	OGE Energy Corp.**	37,404
25,300	Pepco Holdings, Inc.**	625,416
3,700	Pinnacle West Capital Corp.**	129,796
5,200	Puget Energy, Inc.	134,524
9,500	SCANA Corp.**	347,510
		4,528,845
	Electrical Components & Equipment — 1.5%
15,000	Advanced Energy Industries, Inc.* **	198,900
22,450	General Cable Corp.* **	1,326,122
11,900	GrafTech International, Ltd.* **	192,899
8,600	Molex, Inc.**	199,176
7,000	Superior Essex, Inc.* **	196,840
		2,113,937
	Electronics — 3.6%
61,700	Arrow Electronics, Inc.* **	2,076,205

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Electronics — continued
25,700	Avnet, Inc.* **	841,161
50,200	Coherent, Inc.* **	1,400,078
24,600	CTS Corp.**	263,220
5,900	Cubic Corp.**	167,737
139,900	Sanmina-SCI Corp.*	226,638
9,800	Vishay Intertechnology, Inc.*	88,788
14,700	X-Rite, Inc.* **	87,759
		5,151,586
	Engineering & Construction — 0.4%
8,000	Emcor Group, Inc.*	177,680
12,600	Insituform Technologies, Inc. Class A* **	174,258
4,400	KBR, Inc.**	122,012
9,200	Sterling Construction Co., Inc.* **	167,624
		641,574
	Environmental Control — 0.1%
17,400	Allied Waste Industries, Inc.*	188,094
	Food — 2.6%
5,100	Corn Products International, Inc.**	189,414
104,400	Del Monte Foods Co.**	994,932
5,200	Diamond Foods, Inc.**	94,328
10,200	Ingles Markets, Inc.	250,818
54,300	Smithfield Foods, Inc.* **	1,398,768
4,200	SUPERVALU, Inc.	125,916
47,600	Tyson Foods, Inc. Class A	759,220
		3,813,396
	Forest Products & Paper — 5.9%
88,477	AbitibiBowater, Inc.**	1,142,238
237,800	Domtar Corp.* **	1,624,174
39,500	MeadWestvaco Corp.**	1,075,190
1,600	Potlatch Corp.**	66,032
3,400	Rayonier, Inc.**	147,696
128,100	Sappi, Ltd., Sponsored ADR**	1,471,869
6,400	Schweitzer-Mauduit International, Inc.**	148,096
12,000	Smurfit-Stone Container Corp.* **	92,400
150,394	Temple-Inland, Inc.**	1,913,012
102,800	Wausau Paper Corp.**	849,128
		8,529,835
	Gas — 1.4%
6,000	AGL Resources, Inc.**	205,920
6,400	Energen Corp.	398,720
54,500	NiSource, Inc.**	939,580
8,400	Southern Union Co.	195,468

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Gas — continued
9,800	Vectren Corp.**	262,934
		2,002,622
	Hand & Machine Tools — 1.1%
27,700	Kennametal, Inc.	815,211
12,200	Lincoln Electric Holdings, Inc.**	786,778
		1,601,989
	Health Care - Products — 0.9%
25,100	Cantel Medical Corp. Class B* **	266,562
39,606	Cardiac Science Corp.*	330,710
19,300	DEL Global Technologies Corp.*	45,355
23,700	EDAP TMS SA, ADR* **	83,661
7,300	Hanger Orthopedic Group, Inc.*	78,694
59,200	HealthTronics, Inc.* **	191,808
3,200	Hillenbrand Industries, Inc.**	152,960
70,600	North American Scientific, Inc.*	24,004
28,760	SeraCare Life Sciences, Inc.*	142,362
		1,316,116
	Health Care - Services — 2.7%
71,200	Allied Healthcare International, Inc.* **	113,920
11,500	America Service Group, Inc.*	69,690
13,800	American Dental Partners, Inc.* **	133,446
11,000	Apria Healthcare Group, Inc.* **	217,250
48,300	Community Health Systems, Inc.* **	1,621,431
16,400	Ensign Group (The), Inc.**	152,028
43,200	Five Star Quality Care, Inc.* **	274,320
26,000	Health Management Associates, Inc. Class A* **	137,540
9,400	Health Net, Inc.* **	289,520
9,800	Kindred Healthcare, Inc.* **	214,326
5,300	Matria Healthcare, Inc.* **	118,190
30,800	NovaMed, Inc.*	116,732
12,400	RehabCare Group, Inc.*	186,000
4,000	Universal Health Services, Inc. Class B**	214,760
		3,859,153
	Home Builders — 0.4%
5,700	KB Home**	140,961
36,928	Levitt Corp. Class A* **	73,117
8,400	Monaco Coach Corp.**	79,632
500	NVR, Inc.* **	298,750
		592,460
	Home Furnishings — 0.3%
11,900	Universal Electronics, Inc.* **	288,099

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Home Furnishings — continued
1,900	Whirlpool Corp.**	164,882
		452,981
	Household Products & Wares — 1.5%
16,600	American Greetings Corp. Class A**	307,930
4,300	CSS Industries, Inc.**	150,328
20,800	Ennis, Inc.**	349,024
15,850	Fossil, Inc.* **	484,059
16,500	Russ Berrie & Co., Inc.* **	231,990
19,700	Standard Register Co. (The)**	153,463
14,100	WD-40 Co.**	468,825
		2,145,619
	Housewares — 0.9%
58,700	Newell Rubbermaid, Inc.**	1,342,469
	Insurance — 10.6%
19,000	Affirmative Insurance Holdings, Inc.	151,620
2,500	Allied World Assurance Co. Holdings, Ltd./Bermuda**	99,250
44,800	American Equity Investment Life Holding Co.**	415,744
43,800	American Financial Group, Inc.**	1,119,528
7,800	American Physicians Service Group, Inc.	152,724
20,200	American Safety Insurance Holdings, Ltd.* **	345,420
32,600	Amerisafe, Inc.* **	412,064
3,800	Arch Capital Group, Ltd.* **	260,946
8,100	Assurant, Inc.	492,966
2,200	Axis Capital Holdings, Ltd.**	74,756
12,200	Castlepoint Holdings, Ltd.**	118,706
7,900	CNA Financial Corp.**	203,741
36,200	Conseco, Inc.* **	369,240
45,500	CRM Holdings, Ltd.*	227,955
31,800	Donegal Group, Inc. Class A**	553,320
13,200	EMC Insurance Group, Inc.**	354,948
4,200	Endurance Specialty Holdings, Ltd.	153,720
2,900	First American Corp.**	98,426
52,550	Hanover Insurance Group (The), Inc.	2,161,907
7,500	IPC Holdings, Ltd.**	210,000
47,900	Meadowbrook Insurance Group, Inc.**	374,099
12,800	Montpelier Re Holdings, Ltd.**	205,440
38,200	Old Republic International Corp.**	493,162
7,900	PartnerRe, Ltd.	602,770
32,300	PMA Capital Corp. Class A* **	275,842
33,300	PMI Group (The), Inc.**	193,806
20,800	Procentury Corp.**	374,400
21,600	Safeco Corp.**	947,808
28,300	SeaBright Insurance Holdings, Inc.* **	416,859
43,000	Specialty Underwriters' Alliance, Inc.* **	183,180

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Insurance — continued
11,500	StanCorp Financial Group, Inc.	548,665
70,300	Tower Group, Inc.**	1,769,451
11,900	Triad Guaranty, Inc.* **	59,500
24,900	Unum Group	548,049
9,300	WR Berkley Corp.**	257,517
		15,227,529
	Internet — 0.7%
30,800	i2 Technologies, Inc.* **	346,808
100,000	Lionbridge Technologies* **	335,000
47,700	SupportSoft, Inc.* **	157,410
13,000	Website Pros, Inc.*	127,790
		967,008
	Investment Companies — 0.3%
200	KKR Financial Holdings LLC**	2,532
43,800	MCG Capital Corp.**	398,142
		400,674
	Iron & Steel — 1.2%
8,100	Carpenter Technology Corp.**	453,357
21,000	Material Sciences Corp.*	162,960
18,800	Reliance Steel & Aluminum Co.**	1,125,368
		1,741,685
	Leisure Time — 0.1%
10,900	Arctic Cat, Inc.**	79,461
13,000	Nautilus, Inc.**	42,770
		122,231
	Machinery - Diversified — 2.7%
20,800	Columbus McKinnon Corp.* **	644,384
22,900	Gardner Denver, Inc.*	849,590
31,050	Gerber Scientific, Inc.* **	276,034
12,700	Intevac, Inc.* **	164,465
39,700	Presstek, Inc.*	173,886
74,150	Sauer-Danfoss, Inc.**	1,641,681
6,800	Twin Disc, Inc.	107,576
		3,857,616
	Media — 1.1%
102,400	Citadel Broadcasting Corp.**	169,984
14,800	Entercom Communications Corp.**	146,964
12,100	Gannett Co., Inc.**	351,505
25,500	Idearc, Inc.**	92,820
12,700	Lee Enterprises, Inc.**	127,127
17,400	Media General, Inc. Class A**	243,948

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Media — continued
20,900	Outdoor Channel Holdings, Inc.* **	153,615
117,300	Westwood One, Inc.* **	246,330
		1,532,293
	Metal Fabricate & Hardware — 1.3%
16,700	Commercial Metals Co.**	500,499
4,700	Mueller Industries, Inc.	135,595
45,400	NN, Inc.	441,742
3,500	Northwest Pipe Co.*	148,715
15,200	Timken Co.	451,744
11,000	Worthington Industries, Inc.**	185,570
		1,863,865
	Mining — 0.6%
13,200	Century Aluminum Co.* **	874,368
	Miscellaneous - Manufacturing — 2.8%
30,700	Acuity Brands, Inc.**	1,318,565
18,200	Blount International, Inc.* **	225,134
32,700	Flanders Corp.* **	199,143
225,900	Griffon Corp.* **	1,942,740
200	Reddy Ice Holdings, Inc.**	2,606
11,100	Standex International Corp.	247,974
1,700	Teleflex, Inc.	81,107
		4,017,269
	Office & Business Equipment — 0.1%
12,900	IKON Office Solutions, Inc.**	98,040
	Oil & Gas — 3.1%
19,900	Brigham Exploration Co.* **	120,793
500	Bronco Drilling Co., Inc.* **	8,055
5,200	Cabot Oil & Gas Corp.**	264,368
29,800	Denbury Resources, Inc.* **	850,790
5,500	ENSCO International, Inc.**	344,410
53,600	Grey Wolf, Inc.* **	363,408
2,400	Helmerich & Payne, Inc.	112,488
2,500	Newfield Exploration Co.* **	132,125
23,700	Patterson-UTI Energy, Inc.**	620,466
41,000	Southwestern Energy Co.* **	1,381,290
5,200	Tesoro Corp.**	156,000
15,300	Warren Resources, Inc.* **	181,611
		4,535,804
	Oil & Gas Services — 1.9%
83,100	Acergy SA, Sponsored ADR**	1,774,185
3,000	Dresser-Rand Group, Inc.*	92,250

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Oil & Gas Services — continued
15,800	Key Energy Services, Inc.* **	212,036
43,500	Newpark Resources* **	221,850
5,000	SEACOR Holdings, Inc.* **	426,800
		2,727,121
	Packaging & Containers — 1.0%
36,900	Chesapeake Corp.**	177,489
30,500	Packaging Corp. of America**	681,065
20,400	Sonoco Products Co.**	584,052
		1,442,606
	Pharmaceuticals — 0.9%
52,000	BioScrip, Inc.* **	351,520
42,100	Draxis Health, Inc.*	201,238
27,500	King Pharmaceuticals, Inc.* **	239,250
6,800	Matrixx Initiatives, Inc.* **	99,552
6,600	NBTY, Inc.* **	197,670
10,600	Omnicare, Inc.**	192,496
		1,281,726
	Pipelines — 1.6%
4,900	Equitable Resources, Inc.	288,610
19,700	National Fuel Gas Co.**	930,037
4,800	ONEOK Partners, LP	276,000
16,900	ONEOK, Inc.**	754,247
		2,248,894
	Real Estate — 0.0%
7,100	Thomas Properties Group, Inc.**	62,338
	REITS — 4.8%
14,000	Agree Realty Corp. REIT**	384,300
700	Alexandria Real Estate Equities, Inc. REIT**	64,904
4,700	AMB Property Corp. REIT	255,774
1,100	American Campus Communities, Inc. REIT	30,096
19,100	Annaly Capital Management, Inc. REIT	292,612
59,900	Anthracite Capital, Inc. REIT**	395,340
83,250	Anworth Mortgage Asset Corp. REIT**	510,323
4,567	Apartment Investment & Management Co. REIT Class A**	163,544
900	Arbor Realty Trust, Inc. REIT**	13,572
3,400	Ashford Hospitality Trust, Inc. REIT**	19,312
2,900	BioMed Realty Trust, Inc. REIT**	69,281
3,800	Brandywine Realty Trust REIT	64,448
2,300	Bre Properties, Inc. REIT**	104,788
2,600	Camden Property Trust REIT**	130,520
700	Capital Trust Inc., NY REIT Class A**	18,865
2,600	CapitalSource, Inc. REIT**	25,142

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	REITS — continued
1,200	CapLease, Inc. REIT**	9,324
23,100	Care Investment Trust, Inc. REIT	243,705
2,900	CBL & Associates Properties, Inc. REIT**	68,237
1,300	Cedar Shopping Centers, Inc. REIT**	15,184
2,200	Colonial Properties Trust REIT**	52,910
1,400	Corporate Office Properties Trust SBI MD REIT**	47,054
1,300	Crystal River Capital, Inc. REIT**	11,609
7,300	DCT Industrial Trust, Inc. REIT**	72,708
3,400	Deerfield Capital Corp. REIT**	4,794
4,400	DiamondRock Hospitality Co. REIT**	55,748
4,700	Douglas Emmett, Inc. REIT**	103,682
1,800	Duke Realty Corp. REIT	41,058
700	Education Realty Trust, Inc. REIT**	8,799
1,100	Entertainment Properties Trust REIT**	54,263
1,500	Equity One, Inc. REIT**	35,955
600	Essex Property Trust, Inc. REIT**	68,388
2,800	Extra Space Storage, Inc. REIT**	45,332
1,200	Federal Realty Invs Trust REIT	93,540
30,600	Feldman Mall Properties, Inc. REIT**	79,254
1,000	First Industrial Realty Trust, Inc. REIT**	30,890
700	First Potomac Realty Trust REIT**	10,759
2,500	Franklin Street Properties Corp. REIT**	35,800
1,000	Gramercy Capital Corp., New York REIT**	20,930
9,400	HCP, Inc. REIT**	317,814
3,200	Health Care REIT, Inc.	144,416
2,000	Healthcare Realty Trust, Inc. REIT**	52,300
1,800	Hersha Hospitality Trust REIT Class A **	16,254
800	Highwoods Properties, Inc. REIT	24,856
300	Home Properties, Inc. REIT**	14,397
4,600	Hospitality Properties Trust REIT**	156,492
10,400	HRPT Properties Trust REIT**	69,992
1,500	Inland Real Estate Corp. REIT**	22,815
6,500	iStar Financial, Inc. REIT**	91,195
38,400	JER Investors Trust, Inc. REIT**	325,632
900	Kite Realty Group Trust REIT**	12,600
1,600	Lasalle Hotel Properties REIT**	45,968
16,300	Lexington Realty Trust REIT**	234,883
4,300	Liberty Property Trust REIT**	133,773
700	LTC Properties, Inc. REIT	17,997
3,000	Mack-Cali Realty Corp. REIT**	107,130
600	Maguire Properties, Inc. REIT**	8,586
36,200	Medical Properties Trust, Inc. REIT**	409,784
5,300	MFA Mortgage Investments, Inc. REIT**	33,390
1,000	National Health Investors, Inc. REIT**	31,250
3,100	National Retail Properties, Inc. REIT	68,355
200	Nationwide Health Properties, Inc. REIT**	6,750
2,200	Newcastle Investment Corp. REIT**	18,172

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	REITS — continued
1,900	NorthStar Realty Finance Corp. REIT**	15,523
600	Parkway Properties Inc. REIT**	22,176
1,500	Pennsylvania Real Estate Investment Trust REIT**	36,585
1,700	Post Properties, Inc. REIT	65,654
2,200	RAIT Financial Trust REIT**	15,268
4,900	Realty Income Corp. REIT**	125,538
1,100	Redwood Trust, Inc. REIT**	39,985
3,300	Regency Centers Corp. REIT	213,708
4,100	Senior Housing Properties Trust REIT**	97,170
900	Sovran Self Storage, Inc. REIT**	38,439
2,900	Strategic Hotels & Resorts, Inc. REIT**	38,077
2,600	Sunstone Hotel Investors, Inc. REIT**	41,626
1,100	Taubman Centers, Inc. REIT**	57,310
1,500	U-Store-It Trust REIT**	16,995
400	Universal Health Realty Income Trust REIT**	13,320
1,000	Urstadt Biddle Properties, Inc. REIT Class A**	15,730
		6,970,649
	Retail — 8.1%
23,000	AC Moore Arts & Crafts, Inc.* **	156,860
11,800	AFC Enterprises* **	106,082
5,000	Amerigas Partners, LP	150,750
11,700	AnnTaylor Stores Corp.*	282,906
31,600	Autonation, Inc.* **	473,052
17,400	Big Lots, Inc.* **	388,020
13,600	BJ's Wholesale Club, Inc.* **	485,384
12,700	Brown Shoe Co., Inc.**	191,389
72,800	Casey's General Stores, Inc.	1,645,280
22,200	Cato Corp. Class A**	331,668
9,000	CBRL Group, Inc.**	321,930
23,300	Charlotte Russe Holding, Inc.*	404,022
39,000	Charming Shoppes, Inc.* **	188,370
8,000	Citi Trends, Inc.* **	147,600
39,100	Coldwater Creek, Inc.* **	197,455
3,300	CSK Auto Corp.* **	30,723
8,000	Dillard's, Inc. Class A**	137,680
11,700	Dress Barn, Inc.* **	151,398
4,100	Ferrellgas Partners-LP	86,469
29,200	Finlay Enterprises, Inc.*	18,834
26,500	HOT Topic, Inc.* **	114,215
7,700	Jo-Ann Stores, Inc.* **	113,421
28,800	Jones Apparel Group, Inc.**	386,496
9,300	Kenneth Cole Productions, Inc. Class A**	157,542
1,200	Landry's Restaurants, Inc.	19,536
10,100	McCormick & Schmick's Seafood Restaurants, Inc.* **	117,665
11,300	Morton's Restaurant Group, Inc.* **	89,609
17,300	Mothers Work, Inc.* **	289,083

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Retail — continued
7,900	Movado Group, Inc.**	153,971
51,100	New York & Co., Inc.* **	293,314
16,200	O'Charleys, Inc.**	186,624
127,600	Pacific Sunwear of California, Inc.* **	1,609,036
20,800	PC Mall, Inc.* **	221,104
17,400	RadioShack Corp.	282,750
23,700	Retail Ventures, Inc.* **	114,945
6,700	Ross Stores, Inc.**	200,732
12,800	School Specialty, Inc.* **	403,712
15,400	Shoe Carnival, Inc.* **	208,362
4,400	Sonic Automotive, Inc. Class A**	90,420
14,700	Suburban Propane Partners, LP**	570,801
53,700	Wet Seal (The), Inc. Class A* **	182,043
		11,701,253
	Savings & Loans — 1.0%
43,300	BankAtlantic Bancorp, Inc. Class A**	169,303
6,800	BankFinancial Corp.**	108,188
27,000	First Niagara Financial Group, Inc.**	366,930
3,800	FirstFed Financial Corp.* **	103,170
18,700	PFF Bancorp, Inc.**	155,584
18,000	Provident Financial Services, Inc.**	254,520
300	TierOne Corp.	3,384
7,900	Washington Federal, Inc.**	180,436
1,800	WSFS Financial Corp.**	88,704
		1,430,219
	Semiconductors — 0.4%
31,200	ChipMOS TECHNOLOGIES Bermuda, Ltd.* **	100,152
8,600	Novellus Systems, Inc.*	181,030
24,600	Teradyne, Inc.*	305,532
		586,714
	Software — 2.2%
35,250	American Software, Inc. Class A**	220,665
89,300	Borland Software Corp.* **	180,386
9,900	Corel Corp.*	107,910
18,500	CSG Systems International, Inc.*	210,345
43,600	GSE Systems, Inc.* **	354,904
36,400	infoUSA, Inc.**	222,404
31,900	JDA Software Group, Inc.*	582,175
19,500	MSC.Software Corp.* **	253,305
19,200	Pegasystems, Inc.**	184,896
31,500	Plato Learning, Inc.* **	92,295
17,100	SPSS, Inc.* **	663,138
19,900	Trident Microsystems, Inc.* **	102,485
		3,174,908

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares/ Par Value ($)	Description	Value ($)
	Telecommunications — 0.7%
15,200	3Com Corp.* **	34,808
9,200	CenturyTel, Inc.**	305,808
292	CommScope, Inc.* **	10,170
4,000	Embarq Corp.**	160,400
28,000	Premiere Global Services, Inc.* **	401,520
100	Rural Cellular Corp. Class A* **	4,423
33,100	Symmetricom, Inc.* **	115,519
		1,032,648
	Toys, Games & Hobbies — 0.1%
9,000	RC2 Corp.* **	188,730
	Transportation — 1.7%
31,700	CAI International, Inc.* **	407,662
21,600	Dynamex, Inc.* **	546,480
2,300	Gulfmark Offshore, Inc.* **	125,856
1,900	Overseas Shipholding Group**	133,076
11,400	Pacer International, Inc.**	187,302
5,800	Ryder System, Inc.	353,278
11,700	Tidewater, Inc.	644,787
		2,398,441
	TOTAL COMMON STOCKS (COST $165,457,775)	142,466,550
	PREFERRED STOCKS — 0.1%
	REITS — 0.1%
7,400	Anworth Mortgage Asset Corp. REIT*	125,800
	TOTAL PREFERRED STOCKS (COST $166,204)	125,800
	RIGHTS — 0.0%
	Investment Companies — 0.0%
6,257	MCG Capital Corp.*	6,695
	TOTAL RIGHTS (COST $—)	6,695
	SHORT-TERM INVESTMENTS — 58.2%
	Bank Deposits — 1.1%
1,616,976	Euro Time Deposit, 1.10%, due 04/01/2008	1,616,976

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Securities Lending Collateral — 57.1%
82,243,494	State Street Navigator Securities Lending Prime Portfolio***	82,243,494
	TOTAL SHORT-TERM INVESTMENTS (COST $83,860,470)	83,860,470
	TOTAL INVESTMENTS — 157.1% (Cost $249,484,449)	226,459,515
	Other Assets and Liabilities (net) — (57.1)%	(82,292,333)
	NET ASSETS — 100.0%	$144,167,182

Notes to Schedule of Investments:

ADR - American Depository Receipt

REIT - Real Estate Investment Trust

  *  Non-income producing security.

  **  All or a portion of this security is out on loan.

  ***  Represents an investment of securities lending collateral.

See accompanying notes to the financial statements.

MGI US Small/Mid Cap Value Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

Asset Class Summary (Unaudited)	% of Total Net Assets
Common Stocks	98.8
Preferred Stocks	0.1
Rights	0.0
Short-Term Investments	58.2
Other Assets and Liabilities (net)	(57.1)
100.0%

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%
	Australia — 3.1%
6,492	ASX, Ltd.	221,641
33,939	Austria & New Zealand Banking Group, Ltd.	698,627
84,273	BHP Billiton, Ltd.**	2,754,814
37,187	BlueScope Steel, Ltd.	335,049
61,670	CSL, Ltd., Australia	2,077,866
58,294	Foster's Group, Ltd.	272,454
26,453	Incitec Pivot, Ltd.**	3,408,437
6,714	Macquarie Group, Ltd.**	323,727
70,366	Mirvac Group**	258,219
9,724	Newcrest Mining, Ltd.	296,211
82,869	QBE Insurance Group, Ltd.	1,680,120
43,412	Santos, Ltd.	574,615
49,108	Stockland	313,349
50,601	Suncorp-Metway, Ltd.	594,480
20,164	Tabcorp Holdings, Ltd.	260,455
168,291	Telstra Corp., Ltd.**	675,948
41,440	Westpac Banking Corp.	898,427
24,160	Woodside Petroleum, Ltd.	1,201,968
24,571	Woolworths, Ltd.	650,460
49,348	WorleyParsons, Ltd.	1,507,734
47,107	Zinifex, Ltd.	429,156
	Total Australia	19,433,757
	Austria — 0.3%
578	Flughafen Wien AG	69,908
4,078	OMV AG	270,491
19,300	Voestalpine AG	1,345,600
	Total Austria	1,685,999
	Bahrain — 0.0%
1,297	Investcorp Bank BSC, GDR 144A	33,268
	Belgium — 0.8%
8,225	AGFA-Gevaert NV	64,513
890	Colruyt SA	229,871
22,551	Dexia**	644,984
46,932	Fortis*	744
170,910	Fortis SA	4,322,214
	Total Belgium	5,262,326
	Bermuda — 0.4%
33,431	Aquarius Platinum, Ltd.	495,341
147,200	Esprit Holdings, Ltd.	1,766,510
80,500	Yue Yuen Industrial Holdings	252,375
	Total Bermuda	2,514,226

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Brazil — 1.7%
29,000	Banco do Brasil SA	383,294
8,700	Cia de Concessoes Rodoviarias	128,821
123,000	Cia Vale do Rio Doce, ADR	4,260,720
36,800	Cia Vale do Rio Doce, Sponsored ADR	1,072,720
11,000	Empresa Brasileira de Aeronautica SA, ADR	434,610
11,466	Iochpe Maxion SA	254,436
70,478	JHSF Participacoes SA	251,923
22,600	Petroleo Brasileiro SA, ADR	2,307,686
44,468	Redecard SA	742,363
15,936	Souza Cruz SA	414,600
17,100	Tam SA, Sponsored ADR*	328,149
	Total Brazil	10,579,322
	Canada — 1.8%
4,500	BCE, Inc.	152,405
19,700	Canadian Imperial Bank of Commerce	1,269,110
4,800	Canadian Natural Resources	328,732
7,300	Encana Corp.	556,367
2,600	Fairfax Financial Holdings, Ltd.	757,409
8,900	Inmet Mining Corp.	650,553
3,400	Magna International, Inc. Class A	247,333
16,400	National Bank of Canada	764,657
16,000	Nova Chemicals Corp.	385,322
22,400	Onex Corp.	653,847
36,000	Petro-Canada	1,569,046
13,700	Potash Corp. of Saskatchewan	2,129,672
16,600	Research In Motion, Ltd.*	1,868,461
4,300	Sun Life Financial, Inc.	201,118
	Total Canada	11,534,032
	China — 0.3%
1,248,000	China Petroleum & Chemical Corp. Class H	1,067,948
221,500	China Shenhua Energy Co., Ltd.	885,106
	Total China	1,953,054
	Czech Republic — 0.2%
14,511	CEZ	1,112,751
	Denmark — 0.2%
1,800	Carlsberg AS Class B**	231,012
7,200	Novo Nordisk AS	494,151
3,800	Vestas Wind Systems AS*	416,638
	Total Denmark	1,141,801

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Egypt — 0.2%
4,376	Eastern Tobacco	315,061
10,322	Egyptian Co. for Mobile Services	379,100
4,399	Orascom Construction Industries	331,742
3,873	Orascom Telecom Holding SAE, GDR	263,364
	Total Egypt	1,289,267
	Finland — 2.9%
14,694	Fortum OYJ* **	600,944
7,242	Konecranes OYJ	279,997
16,069	Neste Oil OYJ**	563,732
400,298	Nokia OYJ	12,711,216
9,084	Outokumpu OYJ**	414,693
8,296	Outotec OYJ	443,001
8,363	Rautaruukki OYJ*	405,101
22,206	Sampo OYJ Class A	603,449
118,700	Stora Enso OYJ**	1,374,909
18,199	Tietoenator OYJ**	451,014
	Total Finland	17,848,056
	France — 9.7%
33,200	Air France-KLM	938,510
6,483	Alstom	1,410,639
55,358	BNP Paribas	5,604,272
7,234	Bouygues	461,256
4,975	Cie de Saint-Gobain	407,164
1,198	Cie Generale de Geophysique-Veritas*	299,323
20,337	Compagnie Generale des Etablissements Michelin	2,130,717
96,622	Credit Agricole SA	3,000,807
4,158	Dassault Systemes SA	242,327
4,806	Electricite de France	419,682
55,573	Essilor International	3,644,729
73,052	Eutelsat Communications*	2,002,554
96,691	France Telecom SA	3,263,410
2,659	Hermes International	333,273
24,335	L'Oreal	3,101,768
24,300	Lagardere S.C.A.	1,823,576
14,301	Peugeot SA	1,112,864
32,801	Renault SA	3,643,435
102,184	Sanofi-Aventis**	7,694,232
26,006	Societe Generale	2,555,708
6,500	Societe Generale NV*	627,759
56,661	Suez SA	3,732,246
15,892	Technip SA	1,242,212
138,533	Total SA	10,325,866
4,695	UBISOFT Entertainment*	405,971
	Total France	60,424,300

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Germany — 10.5%
3,371	Adidas AG	224,931
23,600	Allianz AG	4,692,372
25,186	Altana AG	533,177
46,348	BASF AG	6,265,228
79,179	Bayer AG	6,368,506
6,960	Bayerische Motoren Werke AG	385,886
5,122	Bilfinger Berger AG	442,813
23,383	DaimlerChrysler AG	2,006,341
24,200	Deutsche Bank AG	2,749,416
46,230	Deutsche Boerse AG	7,474,080
55,300	Deutsche Lufthansa**	1,501,027
95,000	Deutsche Telekom AG	1,588,115
59,027	E.ON AG	10,967,472
15,917	GEA Group AG*	537,213
14,021	Hannover Rueckversicherung AG	733,605
143,100	Infineon Technologies AG*	1,009,034
2,538	K&S AG	833,715
17,100	Lanxess AG	689,046
6,390	Man AG	851,941
14,400	Muenchener Rueckver AG	2,826,634
4,348	Q-Cells AG*	433,082
23,884	RWE AG**	2,946,642
3,139	Salzgitter AG	548,074
16,555	SAP AG	825,790
9,761	SGL Carbon AG*	618,672
28,808	Siemens AG	3,133,716
9,069	Solarworld AG	433,552
10,655	Suedzucker AG	237,212
9,260	Thyssenkrupp AG	531,747
42,000	TUI AG*	1,081,455
7,819	Volkswagen AG**	2,275,226
	Total Germany	65,745,720
	Greece — 0.1%
10,495	National Bank of Greece SA	555,770
	Hong Kong — 0.7%
271,500	China Netcom Group Corp. Hong Kong, Ltd.	781,411
127,000	CLP Holdings, Ltd.	1,045,163
63,714	Hong Kong Exchanges and Clearing, Ltd.	1,093,711
106,500	Hongkong Electric Holdings	672,565
42,000	Sun Hung Kai Properties, Ltd.	650,276
	Total Hong Kong	4,243,126
	Hungary — 0.0%
1,005	Gedeon Richter Rt	208,242

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	India — 0.4%
4,550	Grasim Industries, Ltd., GDR*, 144A	304,850
17,106	Hero Honda Motors, Ltd.	296,136
42,850	Hindustan Unilever, Ltd.	244,369
32,311	Oil & Natural Gas Corp., Ltd.	789,695
27,150	Punjab National Bank	345,296
23,000	Satyam Computer Services, Ltd., ADR	519,570
2,890	State Bank of India, Ltd., GDR	255,765
	Total India	2,755,681
	Indonesia — 0.2%
81,000	Astra International Tbk PT	213,389
1,049,100	Bank Mandiri	359,008
10,600	PT Telekomunikasi Indonesia, Sponsored ADR	444,564
63,500	United Tractors Tbk PT	86,575
	Total Indonesia	1,103,536
	Ireland — 0.1%
20,268	Anglo Irish Bank Corp. Plc	272,983
9,649	CRH Plc	368,167
10,458	DCC Plc	247,740
	Total Ireland	888,890
	Israel — 0.7%
133,238	Bank Hapoalim, Ltd.	513,085
2,900	Delek Automotive Systems, Ltd.	40,647
23,410	Israel Chemicals, Ltd.	326,791
80,700	Teva Pharmaceutical Industries, Ltd., Sponsored ADR	3,727,533
	Total Israel	4,608,056
	Italy — 2.0%
34,897	Assicurazioni Generali Spa	1,574,831
17,452	Bulgari Spa**	202,424
24,900	Buzzi Unicem Spa	621,816
44,522	Enel Spa	474,078
231,845	ENI Spa	7,935,192
21,655	Fondiaria-Sai Spa (Ordinary Shares)	900,384
10,100	Fondiaria-Sai Spa (Savings Shares)	274,468
31,072	Mediaset Spa	288,518
	Total Italy	12,271,711
	Japan — 15.6%
4,780	Acom Co., Ltd.	127,022
316,000	All Nippon Airways Co., Ltd.	1,393,721
39,100	Alps Electric Co., Ltd.	385,363
78,000	Chuo Mitsui Trust Holdings, Inc.	472,537
182	Cyber Agent, Inc.	252,333
26,850	Daiei, Inc.* **	158,616

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Japan — continued
49,000	Daiichi Chuo Kisen Kaisha**	350,510
22,000	Daiichi Sanyko Co., Ltd.	650,927
13,100	Daikin Industries, Ltd.	564,615
105,000	Daikyo, Inc.**	221,530
62	Dena Co., Ltd.**	391,179
50,900	Denso Corp.	1,646,637
4,600	Eisai Co., Ltd.**	157,131
4,000	Fanuc, Ltd.	380,972
4,300	Fast Retailing Co., Ltd.	379,736
60,000	Fuji Heavy Industries, Ltd.**	251,369
299,000	Fujitsu, Ltd.	1,958,587
187,500	Haseko Corp.	276,913
247,000	Hitachi, Ltd.**	1,466,590
119,800	Honda Motor Co., Ltd.**	3,424,233
11,800	Hoya PENTEX HD Corp.**	277,410
103,000	Itochu Corp.**	1,018,255
30,000	Japan Steel Works, Ltd./The**	512,081
73,900	JFE Holdings, Inc.**	3,281,640
15,000	Kao Corp.	425,730
73,000	Kawasaki Kisen Kaisha, Ltd.**	710,675
277	KK DaVinci Advisors* **	212,338
38,100	Komatsu, Ltd.	1,058,386
7,300	Konami Corp.**	275,029
19,500	Konica Minolta Holdings, Inc.	265,263
55,200	Kyushu Electric Power	1,350,399
103,000	Marubeni Corp.	751,273
34,000	Matsushita Electric Industrial Co., Ltd.	737,831
31,000	Mazda Motor Corp.**	109,941
357,500	Mitsubishi Chemical Holdings Corp.	2,366,931
302,200	Mitsubishi Co.	9,138,715
82,000	Mitsubishi Materials Corp.	356,719
345,600	Mitsubishi UFJ Financial Group, Inc.	2,986,045
478,000	Mitsui & Co., Ltd.	9,700,708
118,000	Mitsui Chemicals, Inc.	782,438
211,000	Mitsui OSK Lines, Ltd.	2,554,428
18,100	Mitsumi Electric Co., Ltd.**	572,814
17	Mixi, Inc.*	174,210
47,400	Namco Bandai Holdings, Inc.**	642,889
20,000	NGK Insulators, Ltd.	354,448
22,000	Nikon Corp.**	586,829
14,400	Nintendo Co., Ltd.	7,436,178
42	Nippon Building Fund, Inc. REIT	531,672
270,000	Nippon Mining Holdings, Inc.	1,432,260
100,000	Nippon Oil Corp.	624,906
324,000	Nippon Steel Corp.**	1,643,844
568	Nippon Telegraph & Telephone Corp.	2,453,810
37,000	Nippon Yakin Kogyo Co., Ltd.**	296,639

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Japan — continued
210,000	Nippon Yusen KK**	1,974,783
436,000	Nissan Motor Company, Ltd.**	3,609,424
339	NTT DoCoMo, Inc.	514,281
11,000	OKUMA Corp.	118,029
4,700	Ono Pharmaceutical Co., Ltd.	227,598
10,010	Orix Corp.**	1,367,720
251,000	Osaka Gas Co., Ltd.	1,003,647
22,000	Pacific Metals Co., Ltd.	213,955
567	Resona Holdings, Inc.**	945,617
139,000	Sanyo Electric Co., Ltd.*	293,264
45,000	Sasebo Heavy Industries Co., Ltd.**	140,152
48,100	Seven & I Holdings Co., Ltd.	1,208,118
123,000	Sharp Corp.	2,093,354
16,600	Shin-Etsu Chemical Co., Ltd.	858,894
208,300	Sojitz Corp.	690,601
18,800	Sumco Corp.	410,810
32,000	Sumitomo Corp.**	422,123
31,000	Sumitomo Light Metal Industries	41,423
345	Sumitomo Mitsui Financial Group**	2,273,773
9,000	Taisho Pharmaceutical Co., Ltd.	178,761
18,000	Taiyo Yuden Co., Ltd.**	175,777
25,200	Takeda Pharmaceutical Co., Ltd.**	1,263,355
9,280	Takefuji Corp.**	196,723
6,200	TDK Corp.	366,886
27,000	Tokai Carbon Co., Ltd.**	273,431
95,900	Tokyo Electric Power Company**	2,567,675
14,000	TonenGeneral Sekiyu KK**	119,978
359,000	Toshiba Corp.**	2,402,110
13,200	Toyota Motor Corp.	659,105
496	Yahoo! Japan Corp.	258,128
	Total Japan	97,402,750
	Luxembourg — 1.3%
57,886	ArcelorMittal	4,759,520
2,698	Evraz Group SA, GDR	232,838
8,774	Oriflame Cosmetics SA, SDR	583,705
63,836	SES, ADR	1,352,393
22,000	Tenaris SA, ADR	1,096,700
	Total Luxembourg	8,025,156
	Malaysia — 0.1%
24,400	British American Tobacco Malaysia Berhad	324,215
250,200	PLUS Expressways Berhad	250,317
	Total Malaysia	574,532

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Mexico — 0.7%
33,800	America Movil SA de CV-Series L, ADR	2,152,722
16,748	Cemex SAB de CV, ADR*	437,458
10,500	Desarrolladora Homex SA de CV, ADR*	609,525
7,400	Fomento Economico Mexicano SA de CV, Sponsored ADR	309,172
20,200	Grupo Televisa SA, Sponsored ADR	489,648
73,800	Kimberly-Clark de Mexico SAB de CV	326,636
	Total Mexico	4,325,161
	Netherlands — 2.2%
80,549	Aegon NV	1,189,548
28,896	Corporate Express	337,451
2,216	Heineken Holding NV	111,837
16,651	Heineken NV	970,680
180,194	ING Groep NV	6,772,686
189,560	Koninklijke Ahold NV* **	2,823,453
10,506	Koninklijke DSM NV	508,575
20,781	Reed Elsevier NV	397,777
7,176	TomTom NV*	297,913
2,225	Wereldhave NV	275,492
	Total Netherlands	13,685,412
	Norway — 0.9%
13,200	DnB NOR ASA	200,789
115,500	Norsk Hydro ASA	1,686,447
124,200	StatoilHydro ASA	3,729,605
	Total Norway	5,616,841
	Philippines — 0.1%
11,500	Philippine Long Distance Telephone Co., Sponsored ADR	764,290
	Portugal — 0.0%
68,566	Banco Comercial Portugues SA Class R	223,811
	Russia — 0.6%
37,008	Gazprom OAO, Sponsored ADR	1,887,408
10,800	LUKOIL, Sponsored ADR	926,640
6,700	Mobile Telesystems, Sponsored ADR	508,195
118,726	TNK-BP Holding	195,898
836	Vsmpo-Avisma Corp.	184,756
	Total Russia	3,702,897
	Singapore — 0.5%
113,300	Flextronics International, Ltd.*	1,063,887
85,000	Singapore Exchange, Ltd.	462,577
51,000	Singapore Petroleum Co., Ltd.	250,161
383,000	Singapore Telecommunications, Ltd.	1,086,623

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Singapore — continued
31,000	United Overseas Bank, Ltd.	430,534
	Total Singapore	3,293,782
	South Africa — 0.7%
44,838	Imperial Holdings, Ltd.*	437,262
16,719	Kumba Iron Ore, Ltd.	636,748
41,090	Massmart Holdings, Ltd.	337,761
18,940	Murray & Roberts Holdings	222,577
22,572	Naspers, Ltd.	391,639
24,130	Nedbank Group, Ltd.	346,814
81,851	Pretoria Portland Cement Co., Ltd.	403,388
275,509	Salam, Ltd.	647,538
144,475	Steinhoff International Holdings, Ltd.	321,786
149,172	Truworths International, Ltd.	468,084
	Total South Africa	4,213,597
	South Korea — 1.2%
368	Amorepacific Corp.	198,799
2,744	GS Engineering & Construction Corp.	401,757
9,300	Hana Financial Group, Inc.	380,320
2,266	Hite Brewery Co., Ltd.	255,121
23,500	Hynix Semiconductor, Inc.*	660,852
7,270	Hyundai Mobis	566,713
29,047	Kookmin Bank, Sponsored ADR	1,628,084
6,200	Kookmin Bank	346,827
600	POSCO	288,383
3,210	Samsung Electronics, GDR 144A	1,009,658
600	Shinhan Financial Group, ADR*	63,342
15,967	Shinhan Financial Group Co., Ltd.	843,211
811	SK Telecom Co., Ltd.	152,725
1,800	SK Telecom Co., Ltd., ADR	38,898
17,960	Woongjin Coway Co., Ltd.	542,237
	Total South Korea	7,376,927
	Spain — 2.3%
6,810	Acerinox SA	189,486
51,209	Banco Santander SA	1,024,028
171,082	Iberdrola Renovables*	1,195,498
37,812	Iberdrola SA	588,365
7,464	Inditex SA**	416,195
70,866	Repsol VPF SA	2,454,675
283,304	Telefonica SA	8,170,150
	Total Spain	14,038,397
	Sweden — 1.3%
65,000	Electrolux AB Class B**	1,068,727
15,200	Hennes & Mauritz AB Class B	935,590

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	Sweden — continued
38,800	Investor AB Class B*	875,134
15,100	Sandvik AB	262,915
9,600	SKF AB	193,459
88,600	Svenska Cellulosa AB*	1,617,375
5,500	Svenska Handelsbanken AB Series A	160,457
7,300	Swedbank AB	204,968
77,000	Tele2 AB	1,457,559
7,100	Trelleborg AB Class B	141,881
85,750	Volvo AB Class B**	1,301,444
	Total Sweden	8,219,509
	Switzerland — 6.9%
312,470	ABB, Ltd.	8,422,679
16,100	Alcon, Inc.	2,290,225
7,441	Compagnie Financiere Richemont SA	419,052
49,200	Credit Suisse Group	2,514,595
21,943	Nestle SA	11,009,771
154,267	Novartis AG	7,939,124
17,823	Roche Holding AG	3,367,998
1,111	Swatch Group AG Class B	298,236
11,574	Swiss Reinsurance	1,015,160
17,135	Syngenta AG	5,041,489
2,534	Zurich Financial Services	801,283
	Total Switzerland	43,119,612
	Taiwan — 0.6%
292,000	Advanced Semiconductor Engineering, Inc.	284,508
71,055	Advantech Co., Ltd.	167,934
145,000	Asustek Computer, Inc.	424,793
109	AU Optronics Corp.	189
150,000	China Steel Corp.	237,002
41,952	HON HAI Precision Industry Co., Ltd., GDR	471,960
85,579	Novatek Microelectronics Corp., Ltd.	312,687
478,000	Powerchip Semiconductor Corp.	178,584
52,713	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	541,362
1,453,744	United Microelectronics Corp.	894,847
	Total Taiwan	3,513,866
	Thailand — 0.1%
44,100	PTT PCL	431,405
	Turkey — 0.4%
24,471	Ford Otomotiv Sanayi AS	190,493
90,040	Turkcell Iletisim Hizmet AS, ADR	1,880,936
108,578	Turkiye Is Bankasi	401,478
	Total Turkey	2,472,907

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	United Kingdom — 24.0%
61,617	3i Group Plc	1,016,449
32,143	Aberdeen Asset Management Plc	88,480
45,397	Amec Plc	652,789
82,040	Anglo American Plc	4,937,287
24,500	Antofagasta Plc	341,343
18,986	Arriva Plc	258,860
97,300	Associated British Foods Plc	1,692,107
114,045	AstraZeneca Plc	4,270,355
191,418	Aviva Plc**	2,349,236
549,422	BAE Systems Plc	5,298,811
389,320	Barclays Plc	3,505,192
20,479	Barratt Developments Plc	168,303
38,622	BBA Aviation Plc	115,526
144,596	BG Group Plc	3,353,775
233,989	BHP Billiton Plc	6,952,540
135,800	BP plc	1,381,900
183,003	British American Tobacco Plc	6,877,911
35,023	Britvic Plc	221,876
34,113	Burberry Group Plc	305,437
40,287	Cadbury Schweppes Plc	443,189
94,053	Capita Group Plc	1,268,321
14,442	Cookson Group Plc	190,591
39,596	Diageo Plc	799,561
192,890	DSG International Plc	243,439
12,273	Eurasian Natural*	240,267
31,813	Firstgroup Plc	356,291
478,667	Glaxosmithkline Plc	10,141,391
398,622	HBOS Plc	4,436,660
44,403	Home Retail Group	230,555
157,794	ICAP Plc	1,784,471
25,016	IG Group Holdings Plc	162,706
12,162	IMI Plc	109,922
15,905	Imperial Tobacco Group Plc	732,747
262,129	International Power Plc	2,073,504
774,900	ITV plc	974,891
50,500	Kazakhmys Plc	1,602,888
48,464	Kingfisher Plc	127,145
50,187	Ladbrokes Plc	310,461
18,049	London Stock Exchange Group Plc	433,338
427,909	Man Group Plc	4,715,848
30,697	Michael Page International Plc	184,403
11,318	National Express Group Plc	226,070
18,125	Next Plc	410,307
137,056	Northern Foods Plc	251,288
108,687	Old Mutual Plc	238,697
13,177	Provident Financial Plc	221,692
76,230	Punch Taverns Plc	816,623

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares	Description	Value ($)
	United Kingdom — continued
90,484	Reckitt Benckiser Group Plc	5,019,246
117,392	Rio Tinto Plc	12,209,449
832,892	Royal Bank of Scotland Group	5,582,741
178,235	Royal Dutch Shell Plc Class A	6,173,751
68,656	Royal Dutch Shell Plc Class A	2,370,201
26,799	Royal Dutch Shell Plc Class B	903,340
18,894	SABMiller Plc	414,572
13,243	Scottish & Southern Energy Plc	369,539
158,292	Signet Group Plc	194,269
260,821	Smith & Nephew Plc	3,455,012
9,493	Smiths News Plc	18,820
102,650	Stagecoach Group Plc	493,720
110,606	Taylor Wimpey Plc	412,180
444,706	Tesco Plc	3,349,801
39,380	Tomkins Plc	139,904
8,393	Travis Perkins Plc	178,821
146,700	TUI Travel plc	751,511
182,941	Unilever Plc	6,177,479
14,614	United Utilities Plc	200,558
5,281,738	Vodafone Group Plc	15,840,648
19,661	WH Smith Plc	144,973
27,803	Wolseley Plc	292,870
109,354	Xstrata Plc	7,665,614
	Total United Kingdom	149,874,462
	United States — 0.1%
10,100	Eurasia Drilling Co., Ltd.*,144A	237,350
4,679	Investcorp Bank BSC, GDR	131,012
578	State Bank of India	51,153
	Total United States	419,515
	TOTAL COMMON STOCKS (COST $606,836,453)	598,487,720
	PREFERRED STOCKS — 1.3%
	Brazil — 0.3%
7,360,400	Aes Tiete SA	245,838
19,200	Cia Energetica de Minas Gerais Preferred	345,897
21,568	Cia Vale Do Rio Doce	626,502
91,100	Klabin SA	302,190
25,300	Suzano Papel e Celulose SA	383,298
	Total Brazil	1,903,725
	Germany — 0.9%
24,153	Porsche AG Preferred	4,431,090
5,531	Volkswagen AG	922,427
	Total Germany	5,353,517

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares/ Par Value ($)	Description	Value ($)
	South Korea — 0.1%
2,100	Samsung Electronics Co., Ltd.	945,726
	TOTAL PREFERRED STOCKS (COST $7,212,447)	8,202,968
	WARRANTS — 0.1%
	Luxembourg — 0.1%
425,856	United Microelectronics Corp. Warrants, Expires 01/24/2017*,144A	376,277
	TOTAL WARRANTS (COST $391,852)	376,277
	SHORT-TERM INVESTMENTS — 7.2%
	Bank Deposits — 1.5%
9,642,839	Euro Time Deposit, 1.10%, due 04/01/2008	9,642,839
	Securities Lending Collateral — 5.7%
35,772,185	State Street Navigator Securities Lending Prime Portfolio***	35,772,185
	TOTAL SHORT-TERM INVESTMENTS (COST $45,415,024)	45,415,024
	TOTAL INVESTMENTS — 104.5% (Cost $659,855,776)	652,481,989
	Other Assets and Liabilities (net) — (4.5)%	(28,055,650)
	NET ASSETS — 100.0%	$624,426,339

Notes to Schedule of Investments:

ADR - American Depository Receipt

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

  *  Non-income producing security.

  **  All or a portion of this security is out on loan.

  ***  Represents an investment of securities lending collateral.

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. This securities may be resold in transasctions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $1,961,403 or 0.3% of net assets.

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

A summary of outstanding financial instruments at March 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/23/08	CHF	13,806,430	$13,961,588	$1,327,937
5/23/08	EUR	1,031,000	1,630,057	60,947
5/23/08	HKD	4,829,000	621,424	1,232
5/23/08	JPY	1,321,284,003	13,316,204	958,060
5/23/08	NZD	2,424,320	1,888,782	(22,964)
5/23/08	SEK	46,856,997	7,879,280	471,027
6/16/08	AUD	7,714,000	6,968,441	(70,149)
6/16/08	CAD	12,649,000	12,308,434	(381,911)
6/16/08	CHF	20,904,000	21,135,689	131,599
6/16/08	EUR	16,728,000	26,414,622	909,616
6/16/08	NOK	37,980,000	7,421,897	104,965
6/16/08	SEK	56,039,000	9,410,143	328,357
				$3,818,716
Sales
5/23/08	AUD	5,482,000	$4,969,290	$14,930
5/23/08	CAD	1,696,000	1,651,115	16,879
5/23/08	CHF	4,254,000	4,301,807	(398,160)
5/23/08	DKK	3,137,000	665,031	(50,391)
5/23/08	EUR	7,022,663	11,103,144	(786,419)
5/23/08	GBP	5,369,143	10,627,642	(178,990)
5/23/08	JPY	110,798,000	1,116,648	(42,146)
5/23/08	NOK	5,741,100	1,124,454	(56,039)
5/23/08	NZD	730,000	568,741	7,550
6/16/08	AUD	7,714,000	6,968,441	25,842
6/16/08	CAD	12,649,000	12,308,434	81,614
6/16/08	CHF	4,853,000	4,906,788	(256,832)
6/16/08	EUR	2,293,000	3,620,799	(59,541)
6/16/08	GBP	12,157,000	24,016,093	166,007
6/16/08	JPY	3,387,979,000	34,185,221	(1,165,784)
				$(2,681,480)

Currency Abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

DKK  Danish Krone

EUR  Euro

GBP  British Pound Sterling

HKD  Hong Kong Dollar

JPY  Japanese Yen

NOK  Norwegian Krona

NZD  New Zealand Dollar

SEK  Swedish Krona

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
12	DAX Index	June 2008	$3,135,270	$109,603
27	Dow Jones EURO STOXX 50 Index	June 2008	1,518,363	8,798
40	MSCI Singapore Index	April 2008	2,156,514	(1,016)
1	S&P/MIB Index	June 2008	242,769	4,294
38	TOPIX Index	June 2008	4,640,478	6,337
				$128,016
Sales
25	FTSE 100 Index	June 2008	$2,836,409	$(99,872)
32	S&P TSE 60 Index	June 2008	4,901,438	(150,013)
				$(249,885)

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

Industry Sector Summary (Unaudited)	% of Total Net Assets
Telecommunications	9.1
Oil & Gas	8.8
Banks	8.5
Mining	7.4
Pharmaceuticals	6.2
Chemicals	5.0
Electric	4.9
Food	4.2
Insurance	4.1
Diversified Financial Services	4.1
Auto Manufacturers	3.8
Distribution & Wholesale	3.8
Iron & Steel	2.5
Engineering & Construction	1.8
Health Care - Products	1.6
Agriculture	1.5
Toys, Games & Hobbies	1.2
Semiconductors	1.2
Retail	1.1
Transportation	1.1
Electrical Components & Equipment	1.0
Aerospace & Defense	1.0
Media	0.9
Household Products & Wares	0.8
Computers	0.8
Auto Parts & Equipment	0.7
Cosmetics & Personal Care	0.7
Electronics	0.7
Forest Products & Paper	0.7
Building Materials	0.7
Miscellaneous - Manufacturing	0.6
Machinery - Diversified	0.6
Airlines	0.6
Metal Fabricate & Hardware	0.5
Apparel	0.5
Energy-Alternate Sources	0.5
Beverages	0.4
Home Furnishings	0.4
Software	0.3
Biotechnology	0.3
Leisure Time	0.3
Holding Companies - Diversified	0.3
Oil & Gas Services	0.3
Machinery - Construction & Mining	0.3
Commercial Services	0.2
Home Builders	0.2
REITS	0.2
Gas	0.2

See accompanying notes to the financial statements.

MGI Non-US Core Equity Fund

Schedule of Investments — (Continued)
March 31, 2008

Industry Sector Summary (Unaudited)	% of Total Net Assets
Real Estate	0.1
Coal	0.1
Investment Companies	0.1
Internet	0.1
Entertainment	0.1
Hand & Machine Tools	0.1
Environmental Control	0.1
Water	0.0
Shipbuilding	0.0
Short-Term Investments and Other Assets and Liabilities (net)	2.7
100.0%

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 117.5%
	Asset Backed Securities — 10.0%
1,456,170	Accredited Mortgage Loan Trust, Series 2007-1, Class A1, 2.65%, due 02/25/37†	1,386,688
277,364	ACE Securities Corp., Series 2005-SD3, Class A, 3.54%, due 08/25/45†	250,895
899,560	ACE Securities Corp., Series 2006-NC3, Class A2A, 2.65%, due 12/25/36†	863,807
637,912	Aegis Asset Backed Securities Trust, Series 2006-1, Class A1, 2.68%, due 01/25/37†	609,215
109,978	American Airlines, Inc., Series 2001-1, Class B, 7.38%, due 05/23/19	90,182
358,252	American Home Mortgage Investment Trust, Series 2005-1, Class 6A, 5.29%, due 06/25/45†	278,903
145,970	American Home Mortgage Investment Trust, Series 2005-4, Class 1A1, 2.89%, due 11/25/45†	114,819
371,253	Ameriquest Mortgage Securities, Inc., Series 2004-R11, Class A1, 2.90%, due 11/25/34†	321,520
712,533	Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A, 2.66%, due 11/25/36†	658,172
75,000	Atlantic Marine Corp. Communities LLC, 5.34%, due 12/01/50 144A	63,361
2,000,000	BA Credit Card Trust, Series 2006-A16, Class A16, 4.72%, due 05/15/13	2,053,866
79,918	Bayview Financial Acquisition Trust, Series 2004-A, Class A, 3.80%, due 02/28/44†	70,728
183,410	Bayview Financial Acquisition Trust, Series 2004-C, Class A1, 3.76%, due 05/28/44†	163,431
2,087,155	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A2, 2.87%, due 09/25/35†	2,057,643
600,000	Bear Stearns Asset Backed Securities, Inc., Series 2005-AQ2, Class A3, 2.96%, due 09/25/35†	576,638
159,938	Bear Stearns Asset Backed Securities, Inc., Series 2005-SD4, Class 2A1, 3.00%, due 12/25/42†	146,746
1,283,965	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 1A1, 2.71%, due 10/25/36†	1,194,583
782,193	Bear Stearns Asset Backed Securities, Inc., Series 2006-HE10, Class 2A1, 2.67%, due 12/25/36†	704,099
17,339	Capital Auto Receivables Asset Trust, Series 2005-1, Class A4, 4.05%, due 07/15/09	17,352
896,860	Carrington Mortgage Loan Trust, Series 2006-NC5, Class A1, 2.65%, due 01/25/37†	839,901
91,918	Carrington Mortgage Loan Trust, Series 2006-RFC1, Class A1, 2.64%, due 05/25/36†	91,146
1,600,000	Chase Issuance Trust, Series 2007-A17, Class A, 5.12%, due 10/15/14	1,656,008
668,811	Chase Manhattan Auto Owner Trust, Series 2006-A, Class A3, 5.34%, due 07/15/10	675,495
925,000	Citibank Credit Card Issuance Trust, Series 2006-A2, Class A2, 4.85%, due 02/10/11	937,873
2,200,000	Citibank Omni Master TR, 3.70%, due 12/23/13†,144A	2,204,330
990,507	Citigroup Mortgage Loan Trust, Inc., Series 2006-SHL1, Class A, 2.80%, due 11/25/45†,144A	857,663
5,593	Countrywide Asset-Backed Certificates, Series 2004-13, Class AV4, 2.89%, due 06/25/35†	5,474
540,840	Countrywide Asset-Backed Certificates, Series 2006-19, Class 2A1, 2.66%, due 03/25/37†	528,755
685,171	Countrywide Asset-Backed Certificates, Series 2006-22, Class 2A1, 2.65%, due 05/25/37†	662,813
1,368,318	Countrywide Asset-Backed Certificates, Series 2007-6, Class 2A1, 2.70%, due 09/25/37†	1,297,534
1,687,930	Countrywide Asset-Backed Certificates, Series 2007-SD1, Class A1, 3.59%, due 02/25/37†,144A	1,456,631
138,482	Countrywide Home Equity Loan Trust, Series 2005-F, Class 2A, 3.06%, due 12/15/35†	104,576
87,196	Countrywide Home Equity Loan Trust, Series 2005-G, Class 2A, 3.05%, due 12/15/35†	57,363
535,962	Daimler Chrysler Auto Trust, Series 2006-A, Class A3, 5.00%, due 05/08/10	539,996
1,275,000	Daimler Chrysler Auto Trust, Series 2006-D, Class A4, 4.94%, due 02/08/12	1,304,149
300,000	Delta Air Lines, Inc., Class A Series 2, 6.82%, due 08/10/22 144A	287,610
169,579	Delta Air Lines, Inc., Series 2000-1, Class A1, 7.38%, due 05/18/10	167,036
300,000	Delta Air Lines, Inc., Series 2000-1, Class A2, 7.57%, due 11/18/10	299,064
848,306	Ford Credit Auto Owner Trust, Series 2005-A, Class A4, 3.72%, due 10/15/09	849,426
1,600,000	Ford Credit Auto Owner Trust, Series 2006-A, Class A4, 5.07%, due 12/15/10	1,628,164
2,030,000	Ford Credit Auto Owner Trust, Series 2008, Class 3A, 3.96%, due 04/15/12	2,038,330
163,480	Fremont Home Loan Trust, Series 2005-E, Class 2A2, 2.77%, due 01/25/36†	162,906
103,252	Greenpoint Mortgage Funding Trust, Series 2005-HE4, Class 2A1, 2.82%, due 07/25/30	100,036
298,679	GSAMP Trust, Series 2006-S4, Class A1, 2.69%, due 05/25/36†	240,470
868,689	Harley-Davidson Motorcycle Trust, Series 2006-3, Class A3, 5.24%, due 01/15/12	878,265

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Asset Backed Securities — continued
773,771	Home Equity Asset Trust, 2.71%, due 07/25/37†	711,703
403,498	Honda Auto Receivables Owner Trust, Series 2005-6, Class A3, 4.85%, due 10/19/09	405,570
748,898	Indymac Residential Asset Backed Trust, Series 2006-E, Class 2A1, 2.66%, due 04/25/37†	718,962
485,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD12, Class A2, 5.83%, due 02/15/51	480,587
100,020	JP Morgan Mortgage Acquisition Corp., Series 2006-CW1, Class A2, 2.64%, due 07/25/28†	99,335
494,300	JP Morgan Mortgage Acquisition Corp., Series 2006-HE3, Class A2, 2.67%, due 11/25/36†	471,373
1,864,789	JP Morgan Mortgage Acquisition Corp., Series 2007-CH5, Class A2, 2.65%, due 11/01/29†	1,773,093
839,527	Long Beach Mortgage Loan Trust, Series 2006-11, Class 2A1, 2.66%, due 12/25/36†	797,614
925,000	MBNA Credit Card Master Note Trust, Series 2006-A1, Class A1, 4.90%, due 07/15/11	938,784
642,097	Morgan Stanley ABS Capital I, Series 2006-HE8, Class A2A, 2.65%, due 10/25/36†	624,360
1,003,881	Morgan Stanley ABS Capital I, Series 2007-NC1, Class A2A, 2.65%, due 11/25/36†	970,236
240,412	Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-1, Class A1, 2.63%, due 07/25/36†	237,453
692,305	Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, due 02/15/10	697,690
471,120	RAAC Series, Series 2006-RP2, Class A, 2.85%, due 02/25/37†,144A	421,420
1,480,000	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF5, 6.20%, due 06/25/37††	885,368
524,572	Residential Asset Mortgage Products, Inc., Series 2006-EFC2, Class A1, 2.66%, due 12/25/36†	495,711
223,147	Residential Asset Securities Corp., Series 2006-EMX4, Class A1, 2.64%, due 06/25/36†	219,373
567,827	Residential Asset Securities Corp., Series 2006-EMX6, Class A1, 2.66%, due 07/25/36†	549,774
571,300	Russian Federation, Reg S, 7.50%, due 03/31/30††	658,814
500,000	Rutland Rated Investments, Series DRYD-1A, Class A1AL, 2.89%, due 06/20/13†,144A	335,550
118,722	SACO I, Inc., Series 2005-7, Class A, 2.88%, due 09/25/35†	112,097
1,106,351	SACO I, Inc., Series 2006-5, Class 1A, 2.75%, due 04/25/36†	608,042
494,937	SACO I, Inc., Series 2006-6, Class A, 2.73%, due 06/25/36†	179,537
208,773	Securitized Asset Backed Receivables LLC Trust, Series 2006-FR3, Class A1, 2.65%, due 05/25/36†	206,901
706,240	SLM Student Loan Trust, Series 2006-5, Class A2, 3.32%, due 07/25/17†	702,103
158,577	Small Business Administration, Series 2004-P10A, Class 1, 4.50%, due 02/01/14	155,235
23,107	Structured Asset Investment Loan Trust, Series 2006-2, Class A1, 2.66%, due 04/25/36†	22,977
74,338	Structured Asset Securities Corp., Series 2002-AL1, Class A3, 3.45%, due 02/25/32	64,602
689,597	Structured Asset Securities Corp., Series 2006-ARS1, Class A1, 2.71%, due 02/25/36†,144A	221,606
525,000	USAA Auto Owner Trust, Series 2005-3, Class A4, 4.63%, due 05/15/12	531,078
1,125,000	USAA Auto Owner Trust, Series 2006-4, Class A4, 4.98%, due 10/15/12	1,153,045
2,695,000	USAA Auto Owner Trust, Series 2008-1, Class A3, 4.16%, due 04/16/12	2,717,493
2,414,886	Washington Mutual Alternative Mortgage Pass Through Certificates, Series 2006-AR3, Class A1A, 5.30%, due 05/25/46†	1,774,579
84,711	Washington Mutual, Inc., Series 2005-AR8, Class 2A1A, 2.89%, due 07/25/45†	64,800
		52,500,527
	Convertible Debt — 0.0%
50,000	Ford Motor Co., Senior Note, 4.25%, due 12/15/36	43,125
	Corporate Debt — 27.4%
30,000	AAC Group Holding Corp., Senior Note, 10.25%, due 10/01/12††	24,450
25,000	AES Corp. (The), Senior Note, 9.38%, due 09/15/10	26,563
30,000	AES Corp. (The), Senior Note, 7.75%, due 03/01/14	30,338
800,000	AES Corp. (The), Senior Note, 8.00%, due 10/15/17	814,000

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
150,000	AES Corp. (The), Senior Note, 7.75%, due 10/15/15	151,875
360,000	Aiful Corp., Senior Note, 5.00%, due 08/10/10 144A	339,693
85,000	Ainsworth Lumber Co., Ltd., Senior Note, 6.75%, due 03/15/14	49,725
140,000	Aleris International, Inc., Senior Note, (PIK), 9.00%, due 12/15/14	102,900
330,000	Alliant Techsystems, Inc., Senior Subordinated Note, 6.75%, due 04/01/16	322,575
10,000	Allied Waste North America, Inc., Senior Note, 6.88%, due 06/01/17	9,850
380,000	Allied Waste North America, Series B, Senior Note, 5.75%, due 02/15/11	373,350
45,000	Allison Transmission, 11.00%, due 11/01/15 144A	39,375
25,000	Allison Transmission, 11.25%, due 11/01/15 144A	21,125
145,000	Alpha Natural Resources LLC/Alpha Natural Resources Capital Corp., Senior Note, 10.00%, due 06/01/12	152,250
340,000	Amerada Hess Corp., 7.30%, due 08/15/31	384,204
250,000	America Movil SAB de CV, 5.63%, due 11/15/17	248,404
610,000	American Express Co., 6.80%, due 09/01/66†	574,435
450,000	American General Finance Corp., 6.90%, due 12/15/17	440,538
300,000	American International Group, Inc., 5.85%, due 01/16/18	294,943
460,000	American International Group, Inc., Junior Subordinated Note, Series A, 6.25%, due 03/15/87	373,744
125,000	American Railcar Industries, Inc., Senior Note, 7.50%, due 03/01/14	110,625
165,000	American Real Estate Partners, LP/ American Real Estate Finance Corp., Senior Note, 7.13%, due 02/15/13	150,563
150,000	American Tower Corp., Senior Note, 7.50%, due 05/01/12	154,125
110,000	American Tower Corp., Senior Note, 7.00%, due 10/15/17 144A	110,550
155,000	American Tower Corp., Senior Note, 7.13%, due 10/15/12	159,262
625,000	Amgen, Inc., Senior Note, 3.17%, due 11/28/08†	624,386
310,000	Anadarko Finance Co., Senior Note, 7.50%, due 05/01/31	349,791
310,000	Anadarko Petroleum Corp., Senior Note, 2.98%, due 09/15/09†	304,240
710,000	Anadarko Petroleum Corp., Senior Note, 6.45%, due 09/15/36	725,403
1,030,000	Apache Corp., 5.25%, due 04/15/13	1,079,628
200,000	ARAMARK Corp., Senior Note, 8.50%, due 02/01/15	201,500
270,000	Arch Western Finance LLC, Guaranteed Senior Note, 6.75%, due 07/01/13	270,675
21,000	Ashtead Capital, Inc., 9.00%, due 08/15/16 144A	17,115
100,000	Ashtead Holdings Plc, 8.63%, due 08/01/15 144A	80,500
425,000	ASIF Global Financing, Senior Note, 3.90%, due 10/22/08 144A	423,797
800,000	AT&T, Inc., Global Note, 6.50%, due 09/01/37	793,924
120,000	AT&T, Inc., Global Note, 5.50%, due 02/01/18	117,717
95,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., Senior Note, 7.63%, due 05/15/14	82,413
20,000	BAC Capital Trust XIV, 5.63%, due 12/31/49†	14,636
240,000	Ball Corp., Senior Note, 6.88%, due 12/15/12	245,400
70,000	Ball Corp., Senior Note, 6.63%, due 03/15/18	69,650
300,000	Bank of America Corp., 7.80%, due 09/15/16	343,047
300,000	Bank of America Corp., 5.38%, due 08/15/11	313,159
850,000	Bank of America Corp., 6.00%, due 09/01/17	895,275
400,000	Bank of America Corp., Senior Note, 5.63%, due 10/14/16	408,575
2,660,000	Bank of America Corp., Senior Note, 5.75%, due 12/01/17	2,757,776
1,000,000	Barclays Bank Plc, 6.05%, due 12/04/17 144A	977,130
150,000	Basic Energy Services, Inc., Senior Note, 7.13%, due 04/15/16	143,625
150,000	Bausch & Lomb, Inc., 9.88%, due 11/01/15 144A	153,000

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
675,000	Bear Stearns Cos. (The), Inc., 6.95%, due 08/10/12	675,958
1,380,000	Bear Stearns Cos. (The), Inc., Senior Note, 7.25%, due 02/01/18	1,428,580
700,000	Bear Stearns Cos. (The), Inc., Senior Note, 6.40%, due 10/02/17	692,394
25,000	Belvoir Land LLC, 5.27%, due 12/15/47 144A	20,905
30,000	Boyd Gaming Corp., 7.13%, due 02/01/16	24,300
20,000	Bristol-Myers Squibb Co., 6.88%, due 08/01/97	20,056
145,000	Bristol-Myers Squibb Co., 5.88%, due 11/15/36	140,694
250,000	California Steel Industries, Inc., Senior Note, 6.13%, due 03/15/14	196,250
105,000	Case Corp., 7.25%, due 01/15/16	102,375
220,000	Case New Holland, Inc., Senior Note, 6.00%, due 06/01/09	222,200
35,000	CCH I Holdings LLC, Senior Note, 9.92%, due 04/01/14	16,800
70,000	CCH I LLC, Senior Note, 11.00%, due 10/01/15	49,000
75,000	Centerpoint Energy, Inc., Senior Note, Series B, 7.25%, due 09/01/10	79,745
200,000	Century Aluminum Co., Senior Note, 7.50%, due 08/15/14	195,000
120,000	Charter Communications Operating LLC/Charter Communications Capital Corp., Senior Note, 8.00%, due 04/30/12 144A	110,700
300,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 8.38%, due 04/30/14 144A	271,500
90,000	Chemtura Corp., 6.88%, due 06/01/16	80,550
55,000	Chesapeake Energy Corp., 6.50%, due 08/15/17	53,350
95,000	Chesapeake Energy Corp., Senior Note, 7.50%, due 09/15/13	98,325
100,000	Chesapeake Energy Corp., Senior Note, 7.50%, due 06/15/14	103,000
205,000	Chesapeake Energy Corp., Senior Note, 6.38%, due 06/15/15	199,875
1,350,000	Citigroup, Inc., Global Note, 5.30%, due 10/17/12	1,354,720
490,000	Citigroup, Inc., Global Note, 4.13%, due 02/22/10	485,525
1,460,000	Citigroup, Inc., Global Senior Note, 6.13%, due 11/21/17	1,460,470
720,000	Citigroup, Inc., Senior Note, 6.88%, due 03/05/38	721,767
60,000	Citizens Communications Co., Senior Note, 7.88%, due 01/15/27	51,750
50,000	Citizens Communications Co., Senior Note, 7.13%, due 03/15/19	44,000
170,000	Clear Channel Communications, Inc., 5.50%, due 09/15/14	122,554
90,000	Clear Channel Communications, Inc., 6.25%, due 03/15/11	79,476
925,000	Coca-Cola Co. (The), 5.35%, due 11/15/17	967,023
855,000	Comcast Cable Communications Holdings, Inc., 8.38%, due 03/15/13	950,730
870,000	Comcast Corp., 6.50%, due 01/15/15	892,146
65,000	Comcast Corp., 7.05%, due 03/15/33	66,478
270,000	Comcast Corp., 6.50%, due 01/15/17	276,215
300,000	Comcast Corp., 6.95%, due 08/15/37	301,541
110,000	Community Health Systems, Inc., 8.88%, due 07/15/15	110,963
120,000	Compagnie Generale de Geophysique-Veritas, Senior Note, 7.75%, due 05/15/17	122,400
260,000	Compagnie Generale de Geophysique-Veritas, Senior Note, 7.50%, due 05/15/15	265,200
130,000	Complete Production Services, Inc., Senior Note, 8.00%, due 12/15/16	125,450
160,000	Compton Petroleum Finance Corp., Senior Note, 7.63%, due 12/01/13	154,000
530,000	ConocoPhillips Holding Co., 6.95%, due 04/15/29	605,257
20,000	Constellation Brands, Inc., Senior Note, 7.25%, due 05/15/17	19,500
195,000	Constellation Brands, Inc., Senior Note, 7.25%, due 09/01/16	190,612
75,000	Constellation Brands, Inc., Senior Note, 8.38%, due 12/15/14	77,625
140,000	Constellation Brands, Inc., Senior Subordinated Note, 8.13%, due 01/15/12	142,100

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
60,000	Corrections Corp. of America, Senior Note, 6.75%, due 01/31/14	60,600
165,000	Corrections Corp. of America, Senior Note, 6.25%, due 03/15/13	162,525
1,100,000	Countrywide Home Loans, Inc., 5.63%, due 07/15/09	1,009,485
190,000	Credit Suisse Guernsey, Ltd., 5.86%, due 05/29/49†	161,225
55,000	Crown Americas LLC and Crown Americas Capital Corp., 7.75%, due 11/15/15	56,788
215,000	Crown Americas LLC and Crown Americas Capital Corp., Senior Note, 7.63%, due 11/15/13	220,375
40,000	CSC Holdings, Inc., 7.88%, due 02/15/18	37,200
79,769	CVS Caremark Corp., 6.94%, due 01/10/30 144A	84,587
87,474	CVS Lease Pass Through, 6.04%, due 12/10/28 144A	83,573
113,954	CVS Lease Pass Through, 5.88%, due 01/10/28 144A	104,838
220,000	CVS Lease Pass Through, 9.35%, due 01/10/23 144A	213,400
410,000	DaimlerChrysler NA Holding Corp., Guaranteed Note, 5.88%, due 03/15/11	419,402
140,000	DaVita, Inc., Senior Note, 6.63%, due 03/15/13	136,500
225,000	Delta Petroleum Corp., Senior Note, 7.00%, due 04/01/15	201,375
175,000	Denbury Resources, Inc., Guaranteed Senior Subordinated Note, 7.50%, due 12/15/15	179,812
400,000	Depfa ACS Bank, 5.13%, due 03/16/37 144A	392,122
310,000	Deutsche Telekom International Finance BV, 5.75%, due 03/23/16	306,973
100,000	Devon Financing Corp. ULC, 7.88%, due 09/30/31	123,237
30,000	DI Finance/Dyncorp International, Series B, 9.50%, due 02/15/13	30,675
1,400,000	Diageo Capital Plc, 5.20%, due 01/30/13	1,449,906
235,000	DirecTV Holdings LLC/DirecTV Financing Co., Senior Note, 8.38%, due 03/15/13	239,406
410,000	Dominion Resources, Inc., 5.70%, due 09/17/12	429,772
195,000	Dominion Resources, Inc., Series D, Senior Note, 5.13%, due 12/15/09	199,685
30,000	DRS Technologies, Inc., Senior Note, 6.63%, due 02/01/16	29,475
260,000	DRS Technologies, Inc., Senior Subordinated Note, 6.88%, due 11/01/13	256,100
500,000	Duke Energy Corp., 5.63%, due 11/30/12	532,158
160,000	Dynegy Holdings, Inc., 8.75%, due 02/15/12	165,200
145,000	Dynegy Holdings, Inc., 7.75%, due 06/01/19	136,300
20,000	Eastman Kodak Co., Senior Note, 7.25%, due 11/15/13	19,200
240,000	Echostar DBS Corp., 6.38%, due 10/01/11	231,000
30,000	Echostar DBS Corp., Senior Note, 6.63%, due 10/01/14	27,375
25,000	Echostar DBS Corp., Senior Note, 7.13%, due 02/01/16	23,438
40,000	Echostar DBS Corp., Senior Note, 7.00%, due 10/01/13	37,900
110,000	Edison Mission Energy, Senior Note, 7.00%, due 05/15/17	110,000
50,000	Edison Mission Energy, Senior Note, 7.63%, due 05/15/27	47,250
200,000	Edison Mission Energy, Senior Note, 7.50%, due 06/15/13	206,000
140,000	Edison Mission Energy, Senior Note, 7.20%, due 05/15/19	138,950
550,000	EDP Finance BV, 6.00%, due 02/02/18 144A	562,860
37,000	El Paso Corp., 7.75%, due 01/15/32	38,185
280,000	El Paso Corp., Senior Note, 6.88%, due 06/15/14	286,937
480,000	El Paso Corp., Senior Note, 7.00%, due 06/15/17	496,084
190,000	El Paso Natural Gas Co., 8.38%, due 06/15/32	216,731
430,000	El Paso Performance Linked Trust, 7.75%, due 07/15/11 144A	441,799
550,000	Electronic Data Systems Corp., 7.13%, due 10/15/09	561,155
1,030,000	Embarq Corp., 6.74%, due 06/01/13	997,075
160,000	Energy Future Holdings Corp., Series O, 6.50%, due 11/15/24	114,412
10,000	Energy Future Holdings Corp., 10.88%, due 11/01/17 144A	10,150

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
2,550,000	Energy Future Holdings Corp., 11.25%, due 11/01/17 144A	2,537,250
190,000	Energy Future Holdings Corp., Senior Note, Series P, 5.55%, due 11/15/14	149,310
665,000	Energy Future Holdings Corp., Senior Note, Series R, 6.55%, due 11/15/34	472,800
200,000	FirstEnergy Corp., Series B, 6.45%, due 11/15/11	209,520
475,000	FirstEnergy Corp., Series C, 7.38%, due 11/15/31	518,208
575,000	Florida Power & Light Co., 5.95%, due 02/01/38	579,118
380,000	FMC Finance III SA, Guaranteed Senior Note, 6.88%, due 07/15/17	381,900
610,000	Ford Motor Co., Global Note, 7.45%, due 07/16/31	405,650
360,000	Ford Motor Credit Co., 7.38%, due 10/28/09	328,124
490,000	Ford Motor Credit Co., 8.00%, due 12/15/16	384,126
190,000	Ford Motor Credit Co., Global Note, 7.00%, due 10/01/13	148,361
110,000	Forest Oil Corp., Senior Note, 8.00%, due 12/15/11	115,225
190,000	Foundation PA Coal Co., Guaranteed Senior Note, 7.25%, due 08/01/14	189,050
150,000	Freeport-McMoRan Copper & Gold, Inc., Senior Note, 8.25%, due 04/01/15	158,625
260,000	Freeport-McMoRan Copper & Gold, Inc., Senior Note, 8.38%, due 04/01/17	276,575
35,000	Freescale Semiconductor, Inc., Senior Note, 8.88%, due 12/15/14	27,563
255,000	Frontier Oil Corp., Senior Note, 6.63%, due 10/01/11	253,087
220,000	Gaz Capital SA, 6.21%, due 11/22/16 144A	204,050
290,000	Gaz Capital SA for Gazprom, 6.51%, due 03/07/22 144A	259,187
3,200,000	General Electric Capital Corp., 5.25%, due 10/19/12	3,328,534
860,000	General Electric Capital Corp., 6.38%, due 11/15/67†	843,015
1,040,000	General Electric Capital Corp., 5.00%, due 11/15/11	1,072,091
690,000	General Electric Capital Corp., (MTN), Series G, 6.15%, due 08/07/37	691,332
1,225,000	General Electric Co., 5.25%, due 12/06/17	1,225,609
535,000	General Motors Acceptance Corp., 8.00%, due 11/01/31	384,247
80,000	General Motors Acceptance Corp., Global Note, 5.13%, due 05/09/08	79,533
100,000	General Motors Acceptance Corp., Senior Note, 5.85%, due 01/14/09	93,266
1,300,000	General Motors Acceptance Corp., Senior Note, 5.63%, due 05/15/09	1,184,998
530,000	General Motors Corp., 8.38%, due 07/15/33	376,300
100,000	General Motors Corp., Senior Note, 8.25%, due 07/15/23	70,500
30,000	Georgia Gulf Corp., Senior Note, 9.50%, due 10/15/14	23,325
200,000	Georgia-Pacific Corp., 8.13%, due 05/15/11	199,500
710,000	Glen Meadow Pass-Through Trust, 6.51%, due 02/12/67†,144A	574,596
150,000	Glitnir Banki HF, 6.33%, due 07/28/11 144A	128,901
290,000	Glitnir Banki HF, 6.38%, due 09/25/12 144A	247,670
320,000	Glitnir Banki HF, Subordinated Note, 6.69%, due 06/15/16†,144A	258,099
1,100,000	GMAC LLC, Global Note, 7.75%, due 01/19/10	951,838
2,380,000	GMAC LLC, Global Note, 6.88%, due 09/15/11	1,822,866
30,000	Goldman Sachs Capital II, Guaranteed Note, 5.79%, due 12/29/49†	20,000
875,000	Goldman Sachs Group (The), Inc., 5.45%, due 11/01/12	887,097
625,000	Goldman Sachs Group (The), Inc., 6.75%, due 10/01/37	583,233
810,000	Goldman Sachs Group (The), Inc., 5.95%, due 01/18/18	803,573
330,000	Goldman Sachs Group LP, Senior Note, 4.50%, due 06/15/10	332,673
1,010,000	Goldman Sachs Group, Inc., Global Note, 5.25%, due 10/15/13	1,005,397
60,000	Graham Packaging Co., Inc., Senior Note, 8.50%, due 10/15/12	54,300
30,000	Graham Packaging Co., Inc., Senior Subordinated Note, 9.88%, due 10/15/14	25,350
15,000	Gulfmark Offshore, Inc., Senior Note, 7.75%, due 07/15/14	15,300

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
325,000	Harrah's Operating Co., Inc., Senior Note, 10.75%, due 02/01/16 144A	275,437
350,000	Hartford Life Global Funding Trusts, (MTN), 2.97%, due 09/15/09†	349,767
110,000	HBOS Capital Funding, LP, 6.07%, due 06/30/49†,144A	96,736
100,000	HBOS Treasury Services Plc/New York, NY, 5.25%, due 02/21/17 144A	106,330
20,000	HCA, Inc., 5.75%, due 03/15/14	16,600
327,000	HCA, Inc., 6.50%, due 02/15/16	277,132
9,000	HCA, Inc., 6.25%, due 02/15/13	7,875
20,000	HCA, Inc., Senior Note, 9.13%, due 11/15/14	20,650
180,000	HCA, Inc., Senior Note, 9.25%, due 11/15/16	187,200
64,000	HCA, Inc., Senior Note, (PIK), 9.63%, due 11/15/16	66,560
115,000	Helix Energy Solutions Group, Inc., 9.50%, due 01/15/16 144A	115,575
195,000	Hertz Corp., Senior Note, 8.88%, due 01/01/14	185,737
30,000	Hertz Corp., Senior Subordinated Note, 10.50%, due 01/01/16	28,238
600,000	Hess Corp., 6.65%, due 08/15/11	646,469
40,000	Hess Corp., 7.88%, due 10/01/29	47,603
205,000	Hexcel Corp., Senior Subordinated Note, 6.75%, due 02/01/15	199,362
85,000	Hexion US Finance Corp. Hexion Nova Scotia Finance ULC, 9.75%, due 11/15/14	91,588
90,000	Hilcorp Energy I LP/Hilcorp Finance Co., 9.00%, due 06/01/16 144A	91,125
295,000	Hornbeck Offshore Services, Inc., Senior Note, Series B, 6.13%, due 12/01/14	280,250
430,000	HSBC Finance Corp., 4.63%, due 09/15/10	424,539
270,000	Huntsman LLC, Senior Note, 11.50%, due 07/15/12	288,900
650,000	ICICI Bank, Ltd., Subordinated Note, 1.00%, due 04/30/22†	563,680
248,000	ICICI Bank, Ltd., Subordinated Note, 6.38%, due 04/30/22†,144A	213,629
205,000	Idearc, Inc., Senior Note, 8.00%, due 11/15/16	133,763
245,000	Inergy, LP/Inergy Finance Corp., Senior Note, 6.88%, due 12/15/14	240,100
100,000	Innophos, Inc., 8.88%, due 08/15/14	97,500
25,000	Intelsat Corp., Senior Note, 9.00%, due 06/15/16	25,313
185,000	Interface, Inc., Senior Note, 10.38%, due 02/01/10	194,250
360,000	Intergas Finance BV, 6.38%, due 05/14/17 144A	315,000
480,000	Intergas Finance BV, Reg S, 6.38%, due 05/14/17	423,600
190,000	Intergen NV, Senior Note, 9.00%, due 06/30/17 144A	199,500
725,000	International Business Machines Corp., 5.70%, due 09/14/17	760,870
135,000	Invista, 9.25%, due 05/01/12 144A	138,713
325,000	Iron Mountain, Inc., Senior Subordinated Note, 7.75%, due 01/15/15	328,250
47,000	Ispat Inland ULC, Senior Secured Note, 9.75%, due 04/01/14	50,562
172,000	Itron, Inc., Senior Subordinated Note, 7.75%, due 05/15/12	165,980
1,700,000	JPMorgan Chase & Co., 6.00%, due 01/15/18	1,776,077
1,030,000	JPMorgan Chase & Co., Global Subordinated Note, 5.15%, due 10/01/15	1,013,304
75,000	JPMorgan Chase & Co., Guaranteed Senior Note, 3.63%, due 05/01/08	74,990
210,000	JPMorgan Chase & Co., Senior Note, 5.60%, due 06/01/11	219,986
1,760,000	JPMorgan Chase & Co., Subordinated Note, 6.13%, due 06/27/17	1,838,966
775,000	JPMorgan Chase Bank NA, 6.00%, due 10/01/17	809,184
600,000	JPMorgan Chase Bank NA, Subordinated Note, 6.00%, due 07/05/17	626,000
100,000	K Hovnanian Enterprises, Inc., Guaranteed Senior Note, 6.50%, due 01/15/14	68,000
130,000	KAR Holdings, Inc., Senior Subordinated Note, 10.00%, due 05/01/15	113,100
1,680,000	Kaupthing Bank Hf, 7.63%, due 02/28/15☐,144A	1,581,384
100,000	Kaupthing Bank Hf, 7.13%, due 05/19/16 144A	67,569

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
590,000	Kerr-McGee Corp., 7.88%, due 09/15/31	692,898
30,000	Kinder Morgan Energy Partners, LP, 7.13%, due 03/15/12	31,900
100,000	Kinder Morgan Energy Partners, LP, 5.95%, due 02/15/18	99,219
40,000	Kinder Morgan Energy Partners, LP, 6.75%, due 03/15/11	41,933
120,000	Kinder Morgan Energy Partners, LP, 6.95%, due 01/15/38	118,129
60,000	Kinder Morgan Energy Partners, LP, Senior Note, 5.00%, due 12/15/13	59,231
780,000	Kinder Morgan Energy Partners, LP, Senior Note, 6.00%, due 02/01/17	777,548
90,000	Koppers Holdings, Inc., Senior Note, Step-Up, 0.00%, due 11/15/14††	78,525
130,000	Koppers, Inc., Senior Secured Note, 9.88%, due 10/15/13	137,150
560,000	Kraft Foods, Inc., 6.50%, due 08/11/17	575,534
875,000	Kraft Foods, Inc., 6.13%, due 02/01/18	876,046
600,000	Kroger Co. (The), Senior Note, 6.15%, due 01/15/20	617,427
220,000	L-3 Communications Corp, Senior Subordinated Note, 6.38%, due 10/15/15	216,150
11,000	Lamar Media Corp., Senior Subordinated Note, 7.25%, due 01/01/13	10,505
200,000	Lamar Media Corp., Senior Subordinated Note, 6.63%, due 08/15/15	177,000
5,000	Lamar Media Corp., Senior Subordinated Note, Series B, 6.63%, due 08/15/15	4,425
290,000	Landsbanki Islands HF, 6.10%, due 08/25/11 144A	253,546
470,000	Lehman Brothers Holdings Capital Trust V, (MTN), 5.86%, due 11/29/49†	297,521
830,000	Lehman Brothers Holdings, Inc., 5.63%, due 01/24/13	807,900
1,120,000	Lehman Brothers Holdings, Inc., (MTN), Series I, 6.75%, due 12/28/17	1,078,554
275,000	Lehman Brothers Holdings, Inc., (MTN), 4.50%, due 09/15/22†	262,616
905,000	Lehman Brothers Holdings, Inc., (MTN), 6.20%, due 09/26/14	893,797
830,000	Lehman Brothers Holdings, Inc., Subordinated Note, 6.50%, due 07/19/17	789,549
160,000	Lehman Brothers Holdings, Inc., Subordinated Note, (MTN), 6.00%, due 07/19/12	158,068
85,000	Level 3 Financing, Inc., 9.25%, due 11/01/14	69,913
700,000	Liberty Media Corp., Senior Note, 7.88%, due 07/15/09	705,931
150,000	Mandalay Resort Group, Senior Note, 6.38%, due 12/15/11	143,250
140,000	Mandalay Resort Group, Senior Subordinated Note, 9.38%, due 02/15/10	144,900
135,000	Massey Energy Co., 6.88%, due 12/15/13	131,288
50,000	MassMutual Global Funding II, 2.55%, due 07/15/08 144A	49,951
350,000	Merna Reinsurance, Ltd., Note, Series B, 4.42%, due 07/07/10†,144A	319,305
190,000	Merrill Lynch & Co., Inc., 5.45%, due 02/05/13	187,129
840,000	Merrill Lynch & Co., Inc., Subordinated Note, 5.70%, due 05/02/17	799,334
25,000	Metlife, Inc., Senior Note, 6.38%, due 06/15/34	24,296
560,000	Metlife, Inc., Subordinated Note, 6.40%, due 12/15/36	446,270
70,000	MetroPCS Wireless, Inc., 9.25%, due 11/01/14	64,750
200,000	MGM Mirage, Senior Note, 6.00%, due 10/01/09	199,500
165,000	MGM Mirage, Senior Note, 7.63%, due 01/15/17	150,975
85,000	MGM Mirage, Senior Subordinated Note, 8.38%, due 02/01/11	85,638
150,000	Midamerican Energy Holdings Co., 6.50%, due 09/15/37	150,819
225,000	Midamerican Energy Holdings Co., Senior Note, 5.95%, due 05/15/37	211,462
125,000	Mohegan Tribal Gaming Authority, Senior Note, 6.13%, due 02/15/13	114,688
940,000	Monumental Global Funding, Ltd., (MTN), 3.00%, due 06/16/10†,144A	923,409
930,000	Morgan Stanley, 5.63%, due 01/09/12	937,740
1,075,000	Morgan Stanley, 4.79%, due 01/09/12†	990,868
900,000	Morgan Stanley, (MTN), Series F, 5.75%, due 08/31/12	917,178
750,000	Morgan Stanley, (MTN), Series E, 5.45%, due 01/09/17	702,810

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
110,000	Morgan Stanley, (MTN), 5.55%, due 04/27/17	103,626
1,100,000	Morgan Stanley, (MTN), 6.25%, due 08/28/17	1,095,924
130,000	Morgan Stanley, (MTN), 4.40%, due 10/18/16†	117,298
70,000	Mosaic Co. (The), Senior Note, 7.88%, due 12/01/16 144A	75,600
200,000	Mosaic Global Holdings, Inc., Senior Note, 7.63%, due 12/01/14 144A	215,000
160,000	Mueller Water Products, Inc., 7.38%, due 06/01/17	138,800
100,000	MUFG Capital Finance 1, Ltd., Secured Note, 6.35%, due 07/25/99†	81,614
190,000	Nalco Co., Senior Note, 7.75%, due 11/15/11	193,325
130,000	Nationwide Building Society, 4.25%, due 02/01/10 144A	133,083
110,000	Neiman-Marcus Group, Inc., (PIK), 9.00%, due 10/15/15	110,550
30,000	News America, Inc., Senior Note, 6.65%, due 11/15/37	30,353
50,000	News America, Inc., Senior Note, 7.28%, due 06/30/28	52,896
60,000	Norfolk Southern Corp., Senior Note, 7.25%, due 02/15/31	66,123
100,000	Nortek, Inc., Senior Subordinated Note, 8.50%, due 09/01/14	74,500
255,000	Novelis, Inc., Senior Note, 7.25%, due 02/15/15	226,950
325,000	NRG Energy, Inc., Senior Note, 7.25%, due 02/01/14	321,750
40,000	NRG Energy, Inc., Senior Note, 7.38%, due 02/01/16	39,300
100,000	NRG Energy, Inc., Senior Note, 7.38%, due 01/15/17	97,500
10,000	NXP BV / NXP Funding LLC, Senior Secured Note, 7.88%, due 10/15/14	9,200
190,000	Offshore Logistics, Inc., Senior Note, 6.13%, due 06/15/13	183,350
70,000	OPTI Canada, Inc., Guaranteed Senior Note, 7.88%, due 12/15/14	68,775
75,000	OPTI Canada, Inc., Senior Note, 8.25%, due 12/15/14	74,625
290,000	Owens Brockway Glass Container, Inc., Senior Secured Note, 6.75%, due 12/01/14	290,000
45,000	Oxford Industries, Inc., Senior Note, 8.88%, due 06/01/11	42,975
10,000	Pacific Energy Partners, LP / Pacific Energy Finance Corp., Senior Note, 7.13%, due 06/15/14	10,593
720,000	Pacific Gas & Electric Co., 6.05%, due 03/01/34	708,117
10,000	Pacific Gas & Electric Co., 5.63%, due 11/30/17	10,292
30,000	Peabody Energy Corp., Senior Note, 6.88%, due 03/15/13	30,600
606,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	627,893
480,000	Petrobras International Finance Co., 6.13%, due 10/06/16	481,056
130,000	Petroplus Finance, Ltd., Guaranteed Senior Note, 6.75%, due 05/01/14 144A	119,275
60,000	Petroplus Finance, Ltd., Guaranteed Senior Note, 7.00%, due 05/01/17 144A	53,850
120,000	PHI, Inc., 7.13%, due 04/15/13	110,700
125,000	Phillips-Van Heusen, Senior Note, 8.13%, due 05/01/13	127,500
110,000	Pinnacle Entertainment, Inc., Senior Subordinated Note, 7.50%, due 06/15/15 144A	87,175
30,000	Pride International, Inc., Senior Note, 7.38%, due 07/15/14	31,350
20,000	Qwest Communications International, Inc., Senior Note, Series B, 7.50%, due 02/15/14	18,900
110,000	Qwest Corp., 8.88%, due 03/15/12	112,750
45,000	Qwest Corp., 7.50%, due 10/01/14	44,100
100,000	Qwest Corp., 6.88%, due 09/15/33	80,500
55,000	Qwest Corp., Senior Note, 6.50%, due 06/01/17	49,913
250,000	Range Resources Corp., Senior Subordinated Note, 7.38%, due 07/15/13	255,000
75,000	RathGibson, Inc., Senior Note, 11.25%, due 02/15/14	73,500
165,000	RBS Global, Inc./Rexnord LLC, 9.50%, due 08/01/14	155,100
310,000	Realogy Corp. Senior Subordinated Note, 12.38%, due 04/15/15	139,500
199,000	Regency Energy Partners, LP/Regency Energy Finance Corp., Senior Note, 8.38%, due 12/15/13	203,975
40,000	Residential Capital Corp., 7.10%, due 04/17/09†	23,000

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
1,080,000	Residential Capital Corp., Senior Note, 8.00%, due 02/22/11	534,600
100,000	Residential Capital LLC, 6.18%, due 05/22/09†	57,500
70,000	Residential Capital LLC, 8.50%, due 06/01/12	34,650
590,000	Resona Preferred Global Securities, Cayman, 7.19%, due 12/29/49†,144A	515,950
115,000	Reynolds American, Inc., Senior Note, 6.75%, due 06/15/17	116,893
150,000	RH Donnelley Corp., Series A, 8.88%, due 10/15/17 144A	94,500
105,000	River Rock Entertainment Authority, Senior Note, 9.75%, due 11/01/11	105,000
40,000	Rogers Cable, Inc., 6.25%, due 06/15/13	41,809
55,000	Rogers Wireless Communications, Inc., Senior Secured Note, 7.50%, due 03/15/15	57,862
15,000	Rogers Wireless, Inc., Senior Subordinated Note, 8.00%, due 12/15/12	15,600
240,000	Royal Bank of Scotland Group Plc, 6.99%, due 10/29/49†,144A	204,070
100,000	Royal Bank of Scotland Group Plc, Series U, 7.64%, due 03/17/49†	86,256
310,000	Royal KPN NV, 8.00%, due 10/01/10	333,052
550,000	RSHB Capital SA for OJSC Russian Agricultural Bank, 6.30%, due 05/15/17 144A	510,812
120,000	SemGroup, LP, Senior Note, 8.75%, due 11/15/15 144A	110,400
110,000	Service Corp. International, Senior Note, 7.50%, due 04/01/27	94,050
20,000	Service Corp. International/US, Senior Note, 6.75%, due 04/01/16	19,450
10,000	Service Corp. International/US, Senior Note, 7.63%, due 10/01/18	10,100
410,000	Shinsei Finance Cayman, Ltd., 6.42%, due 01/29/49†,144A	272,130
500,000	Sigma Finance, Inc., 1.00%, due 08/11/16†,☐,144A	469,725
10,000	SLM Corp., 5.00%, due 04/15/15	7,135
75,000	SLM Corp., 5.63%, due 08/01/33	51,277
690,000	SLM Corp., 5.38%, due 05/15/14	518,452
600,000	SLM Corp., 5.22%, due 07/27/09†	504,956
340,000	SLM Corp., 2.86%, due 04/14/08†,144A	339,845
335,000	SLM Corp., (MTN), 5.00%, due 10/01/13	252,439
225,000	SLM Corp., (MTN), 3.63%, due 01/27/14†	157,787
160,000	Smithfield Foods, Inc., Senior Note, 7.00%, due 08/01/11	158,400
200,000	Southern California Edison Co., Series 2, 5.95%, due 02/01/38	201,152
15,000	Southwestern Energy Co., 7.50%, due 02/01/18 144A	15,600
80,000	Sprint Capital Corp., 8.75%, due 03/15/32	67,751
10,000	Sprint Capital Corp., Guaranteed Note, 6.90%, due 05/01/19	7,889
1,100,000	Sprint Nextel Corp., 6.00%, due 12/01/16	856,596
95,000	SPX Corp., 7.63%, due 12/15/14 144A	97,969
135,000	Station Casinos, Inc., 7.75%, due 08/15/16	109,350
130,000	Station Casinos, Inc., Senior Note, 6.00%, due 04/01/12	107,250
55,000	Steel Dynamics, Inc., Senior Note, 7.38%, due 11/01/12 144A	55,825
100,000	Steel Dynamics, Inc., Senior Note, 6.75%, due 04/01/15	98,500
70,000	Suburban Propane Partners, 6.88%, due 12/15/13	68,600
15,000	Sun Media Corp., Senior Note, 7.63%, due 02/15/13	14,250
271,000	Sungard Data Systems, Inc., 9.13%, due 08/15/13	275,065
75,000	Sungard Data Systems, Inc., Senior Subordinated Note, 10.25%, due 08/15/15	75,750
500,000	SunTrust Banks, Inc., 6.10%, due 12/15/36†	397,065
95,000	SunTrust Banks, Inc., Senior Note, 4.00%, due 10/15/08	94,880
590,000	SunTrust Preferred Capital I, 5.85%, due 12/31/49†	437,603
1,910,000	Svensk Exportkredit AB, Global Note, (MTN), Series G, 4.88%, due 09/29/11	2,031,501
110,000	Swift Energy Co., 7.63%, due 07/15/11	109,450

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
100,000	Targa Resources, Inc., 8.50%, due 11/01/13	92,500
10,000	TCI Communications, Inc., Senior Note, 8.75%, due 08/01/15	11,327
220,000	Tele-Communications-TCI Group, Senior Note, 7.13%, due 02/15/28	222,075
520,000	Telecom Italia Capital SA, Guaranteed Senior Note, 5.25%, due 10/01/15	473,135
75,000	Telefonica Emisones SAU, Guaranteed Senior Note, 6.42%, due 06/20/16	76,991
40,000	Tenet Healthcare Corp., Senior Note, 9.88%, due 07/01/14	38,900
20,000	Tennessee Gas Pipeline Co., 7.63%, due 04/01/37	21,046
300,000	Terex Corp., Senior Subordinated Note, 7.38%, due 01/15/14	298,500
300,000	Tesoro Corp., Senior Note, 6.25%, due 11/01/12	284,250
130,000	Texas Industries, Inc., Senior Note, 7.25%, due 07/15/13	127,075
350,000	Time Warner Cable, Inc., 6.55%, due 05/01/37	331,428
740,000	Time Warner Cable, Inc., 5.85%, due 05/01/17	709,559
90,000	Time Warner Cos., Inc., 7.57%, due 02/01/24	92,603
240,000	Time Warner Entertainment Co. LP, Senior Subordinated Note, 8.38%, due 07/15/33	270,802
160,000	Time Warner, Inc., 6.50%, due 11/15/36	147,241
230,000	Time Warner, Inc., 6.88%, due 05/01/12	237,647
40,000	TL Acquisitions, Inc., Senior Subordinated Note, 10.50%, due 01/15/15 144A	34,600
410,000	TNK-BP Finance SA, 7.50%, due 07/18/16 144A	381,812
280,000	TNK-BP Finance SA, 7.88%, due 03/13/18 144A	260,050
100,000	TNK-BP Finance SA, 6.63%, due 03/20/17	86,750
316,000	TNK-BP Finance SA, 7.50%, due 07/18/16	303,411
330,000	TNK-BP Finance SA, Series R, 6.63%, due 03/20/17 144A	286,275
135,000	Transocean, Inc., Senior Note, 6.80%, due 03/15/38	138,356
110,000	Transocean, Inc., Senior Note, 6.00%, due 03/15/18	113,360
810,000	Travelers Cos. (The), Inc., Subordinated Note, 6.25%, due 03/15/37†	715,614
560,000	TuranAlem Finance BV, 8.25%, due 01/22/37 144A	440,608
820,000	TuranAlem Finance, Guaranteed Note, (MTN), 8.25%, due 01/22/37 144A	649,276
30,000	Tyco International Group SA, 6.13%, due 11/01/08	30,229
1,050,000	Tyco International Group SA, 6.00%, due 11/15/13	1,055,617
10,000	Tyco International Group SA, Guaranteed Note, 6.13%, due 01/15/09	10,116
50,000	Tyco International Group SA, Guaranteed Note, 6.88%, due 01/15/29	49,019
80,000	Tyco International Group SA, Guaranteed Note, 6.75%, due 02/15/11	84,355
90,000	Tyco International Group SA, Senior Note, 6.38%, due 10/15/11	89,754
1,380,000	UBS AG/Stamford Branch, 5.88%, due 12/20/17	1,413,135
1,500,000	United Arab Emirates, 5.50%, due 08/02/12 144A	1,619,941
870,000	United Parcel Service, Inc., Senior Note, 4.50%, due 01/15/13	902,339
200,000	United Parcel Service, Inc., Senior Note, 6.20%, due 01/15/38	214,684
135,000	United Rentals North America, Inc., 6.50%, due 02/15/12	122,850
95,000	US Concrete, Inc., Senior Subordinated Note, 8.38%, due 04/01/14	75,050
980,000	Vale Overseas, Ltd., Guaranteed Note, 6.88%, due 11/21/36	961,101
60,000	Ventas Realty, LP/Ventas Capital Corp. REIT, 6.75%, due 06/01/10	60,375
45,000	Ventas Realty, LP/Ventas Capital Corp. REIT, Senior Note, 6.75%, due 04/01/17	44,213
270,000	Verizon Global Funding Corp., Global Note, 7.38%, due 09/01/12	296,845
90,000	Verizon Virginia, Inc., 4.63%, due 03/15/13	87,600
125,000	Visteon Corp., 8.25%, due 08/01/10	102,813
105,000	Vodafone Group Plc, 7.75%, due 02/15/10	111,324
250,000	Vodafone Group Plc, 6.15%, due 02/27/37	233,779

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — continued
1,325,000	Wachovia Bank NA/Charlotte NC, 6.60%, due 01/15/38	1,231,454
360,000	Wachovia Capital Trust III, Secured Note, 5.80%, due 03/15/42†	256,659
700,000	Wachovia Corp., Senior Note, 5.63%, due 10/15/16	668,935
640,000	Wachovia Corp., Subordinated Note, 5.25%, due 08/01/14	632,991
25,000	WellPoint, Inc., 5.95%, due 12/15/34	22,159
730,000	WellPoint, Inc., 5.88%, due 06/15/17	715,726
265,000	Wells Fargo & Co., 4.63%, due 08/09/10	272,266
130,000	Wells Fargo & Co., 5.30%, due 08/26/11	134,711
2,475,000	Wells Fargo & Co., 4.38%, due 01/31/13	2,464,976
55,000	Wells Fargo & Co., (MTN), Series J, 4.20%, due 01/15/10	55,942
65,000	Wells Fargo & Co., Senior Note, 4.88%, due 01/12/11	66,171
350,000	Wells Fargo Capital X, 5.95%, due 12/15/36	316,368
30,000	Westlake Chemical Corp., Senior Note, 6.63%, due 01/15/16	26,400
440,000	Weyerhaeuser Co., 6.75%, due 03/15/12	463,027
590,000	Williams Cos., Inc., Series A, 7.50%, due 01/15/31	618,025
200,000	Williams Partners LP/Williams Partners Finance Corp., Senior Note, 7.50%, due 06/15/11	208,500
140,000	Windstream Corp., Senior Note, 8.63%, due 08/01/16	138,250
75,000	Wyeth, 6.00%, due 02/15/36	73,551
510,000	Wyeth, 5.95%, due 04/01/37	499,992
250,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.63%, due 12/01/14	241,875
205,000	XTO Energy, Inc., 6.25%, due 08/01/17	218,935
290,000	XTO Energy, Inc., 5.65%, due 04/01/16	297,969
380,000	XTO Energy, Inc., Senior Note, 7.50%, due 04/15/12	421,244
160,000	XTO Energy, Inc., Senior Note, 6.75%, due 08/01/37	171,693
		144,283,119
	Mortgage Backed Securities — 70.7%
539,104	American Home Mortgage Assets, Series 2006-6, Class A1A, 2.79%, due 12/25/46	404,631
750,000	Banc of America Commercial Mortgage, Inc., Series 2000-1, Class A2A, 7.33%, due 11/15/31†	767,104
1,678,767	Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2, 6.50%, due 04/15/36	1,720,265
1,420,000	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A3, 6.09%, due 06/11/35	1,431,137
700,000	Banc of America Commercial Mortgage, Inc., Series 2002-PB2, Class A4, 6.19%, due 06/11/35	713,794
240,000	Banc of America Commercial Mortgage, Inc., Series 2005-3, Class A3, 4.62%, due 07/10/43	231,181
210,000	Banc of America Commercial Mortgage, Inc., Series 2005-5, Class A4, 5.12%, due 10/10/45†	207,712
1,655,000	Banc of America Commercial Mortgage, Inc., Series 2005-6, Class A4, 5.18%, due 09/10/47†	1,649,603
910,000	Banc of America Commercial Mortgage, Inc., Series 2006-6, Class A4, 5.36%, due 10/10/45	892,236
135,000	Banc of America Commercial Mortgage, Inc., Series 2007-3, Class A4, 5.66%, due 06/10/49†	133,553
258,464	Banc of America Funding Corp., Series 2005-E, Class 8A1, 5.66%, due 06/20/35†	199,929
587,203	Banc of America Mortgage Securities, Series 2005-A, Class 2A1, 4.46%, due 02/25/35†	559,578
1,355,404	BCAP LLC Trust, Series 2007-AA1, Class 1A1, 2.70%, due 02/25/47†	991,513
193,821	Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-5, Class IIA, 3.99%, due 07/25/34†	188,402
160,000	Bear Stearns Commercial Mortgage Securities, Series 2000-WF2, Class A2, 7.32%, due 10/15/32†	166,195
60,000	Bear Stearns Commercial Mortgage Securities, Series 2004-PWR6, Class A6, 4.83%, due 11/11/41	59,171
610,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, 5.46%, due 03/11/39†	608,555
425,000	Bear Stearns Commercial Mortgage Securities, Series 2006-PWR11, Class AJ, 5.46%, due 03/11/39†	350,787

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
1,806,745	Bear Stearns Mortgage Funding Trust, 2.76%, due 12/25/36†	1,375,958
1,968,620	Bear Stearns Structured Products, Inc., Series 2007-R10, Class A1,, 3.47%, due 09/26/37†,144A	1,880,012
2,235,198	Bear Stearns Structured Products, Inc., Series 2007-R11, Class A1A,, 3.64%, due 09/27/37†,144A	2,129,004
836,571	Capco America Securitization Corp., Series 1998-D7, Class A1B, 6.26%, due 10/15/30	838,290
2,072,547	Citigroup Mortgage Loan Trust, Inc., 5.76%, due 03/25/37†	1,968,397
566,879	Citigroup Mortgage Loan Trust, Inc., Series 2005-11, Class A3, 4.90%, due 12/25/35†	540,681
1,773,126	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Class 1A1, 4.90%, due 10/25/35†	1,693,005
675,000	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class A4, 5.89%, due 11/15/44†	674,440
1,365,000	Commercial Mortgage Load Trust, Series 2008-LS1, Class A4B, 6.22%, due 12/10/49†	1,289,188
1,350,000	Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4, 5.82%, due 12/10/49†	1,352,292
1,649,010	Countrywide Alternative Loan Trust, 6.00%, due 10/25/37	1,476,851
37,384	Countrywide Alternative Loan Trust, Series 2004-18CB, Class 2A5, 3.05%, due 09/25/34†	33,821
1,108,147	Countrywide Alternative Loan Trust, Series 2005-30CB, Class 1A2, 5.25%, due 08/25/35	1,077,381
543,931	Countrywide Alternative Loan Trust, Series 2005-34CB, Class 1A6, 5.50%, due 09/25/35	533,932
171,219	Countrywide Alternative Loan Trust, Series 2005-59, Class 1A1, 3.45%, due 11/20/35†	135,781
160,829	Countrywide Alternative Loan Trust, Series 2005-61, Class 1A1, 2.86%, due 12/25/35†	123,659
121,129	Countrywide Alternative Loan Trust, Series 2005-J12, Class 2A1, 2.87%, due 11/25/35†	84,254
704,074	Countrywide Alternative Loan Trust, Series 2006-OA21, Class A1, 3.31%, due 03/20/47†	535,566
611,552	Countrywide Alternative Loan Trust, Series 2006-OC10, Class 2A1, 2.69%, due 11/25/36†	521,143
1,063,260	Countrywide Alternative Loan Trust, Series 2006-OC11, Class 2A1, 2.70%, due 01/25/37†	987,954
931,113	Countrywide Alternative Loan Trust, Series 2006-OC8, Class 2A1A, 2.69%, due 11/25/36†	871,288
1,871,796	Countrywide Alternative Loan Trust, Series 2007-AL1, Class A1, 2.85%, due 06/25/37†	1,425,554
322,506	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-29, Class 1A1, 2.87%, due 02/25/35†	264,505
144,884	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-3, Class 1A2, 2.89%, due 04/25/35†	114,618
138,611	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-9, Class 1A1, 2.90%, due 05/25/35†	108,604
658,319	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-16, Class A1, 6.50%, due 10/25/37	649,913
172,042	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-R3, AF, 3.00%, due 09/25/35†,144A	146,990
184,821	Credit Suisse Mortgage Capital Certificates, Series 2006-3, Class 1A1A, 2.69%, due 04/25/36†	183,440
406,518	Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 3A1, 6.00%, due 10/25/21	366,250
1,425,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C2, Class A3, 5.54%, due 01/15/49†	1,395,019
1,350,000	Credit Suisse Mortgage Capital Certificates, Series 2007-C3, Class AM, 5.72%, due 06/15/39†	1,236,268
110,848	CS First Boston Mortgage Securities Corp., Series 1998-C1, Class A1B, 6.48%, due 05/17/40	110,849
320,000	CS First Boston Mortgage Securities Corp., Series 2002-CP5, Class A2, 4.94%, due 12/15/35	309,797
860,000	CS First Boston Mortgage Securities Corp., Series 2003-C3, Class A5, 3.94%, due 05/15/38	790,674
1,000,000	CS First Boston Mortgage Securities Corp., Series 2005-C5, Class A4, 5.10%, due 08/15/38†	989,668
623,340	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-OA1, Class A1, 2.80%, due 02/25/47†	475,544
1,722,053	DLJ Commercial Mortgage Corp., Series 1998-CF2, Class A1B, 6.24%, due 11/12/31	1,725,571
780,000	DLJ Commercial Mortgage Corp., Series 1998-CG1, Class B1, 6.91%, due 06/10/31†	781,470
347,845	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, due 06/10/32†	354,507

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
600,428	DLJ Commercial Mortgage Corp., Series 1999-CG3, Class A1B, 7.34%, due 10/10/32	615,855
853,860	FHLMC, 4.50%, due 04/01/35	825,219
1,215,793	FHLMC, 5.50%, due 12/01/36	1,229,369
2,080,942	FHLMC, 5.70%, due 02/01/37†	2,114,346
73,499	FHLMC, 5.50%, due 10/01/35	74,370
342,899	FHLMC, 5.00%, due 05/01/36	339,939
96,156	FHLMC, 4.50%, due 05/01/36	92,764
4,896,162	FHLMC, 5.50%, due 05/01/37	4,949,575
63,569	FHLMC, 5.00%, due 07/01/20	64,359
118,763	FHLMC, 5.00%, due 08/01/20	120,238
69,999	FHLMC, 5.50%, due 05/01/35	70,829
1,100,000	FHLMC, 5.00%, due 08/01/18	1,111,172
180,000	FHLMC, Series 2531, Class HN, 5.00%, due 12/15/17	186,684
57,060	FHLMC, Series 2630, Class FJ, 3.17%, due 06/15/18†	57,157
1,093,712	FHLMC, Series 3020, Class MA, 5.50%, due 04/15/27	1,117,872
841,099	FHLMC, Series 3137, Class XP, 6.00%, due 04/15/36	877,863
484,286	FHLMC, Series 3165, Class NA, 5.50%, due 02/15/26	496,442
934,731	FHLMC, Series 3210, Class PA, 6.00%, due 03/15/29	957,160
1,290,016	FHLMC, Series 3342, Class FK, 3.25%, due 07/15/37†	1,252,282
2,020,618	FHLMC Gold Pool, 5.50%, due 11/01/37	2,043,181
3,694,490	FHLMC Gold Pool, 5.50%, due 01/01/38	3,734,795
5,874,188	FHLMC Gold Pool, 6.00%, due 12/01/37	6,030,067
3,600,000	FHLMC Gold Pool, 5.00%, due 09/01/34	3,564,562
972,166	FHLMC Gold Pool, 6.00%, due 10/01/37	997,963
1,434,563	FHLMC Gold Pool, 5.44%, due 05/01/36†	1,459,318
581,865	FHLMC Gold Pool, 5.50%, due 11/01/35	588,762
1,200,000	FHLMC Gold Pool, 4.50%, due 07/01/18	1,192,874
7,700,000	FHLMC Gold Pool, 5.50%, due 02/01/35	7,775,799
2,800,000	FHLMC Gold Pool, 6.00%, due 10/01/35	2,871,313
184,257	FHLMC Non Gold Pool, 5.94%, due 05/01/37†	188,450
272,458	FHLMC Non Gold Pool, 6.49%, due 09/01/36†	283,580
53,281	First Franklin Mortgage Loan Asset Backed Certificates, Series 2006-FF4, Class A1, 2.67%, due 03/25/36	53,019
835,431	First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class IA5, 6.00%, due 05/25/36	827,652
382,407	First Union - Chase Commercial Mortgage, Series 1999-C2, Class A-2, 6.65%, due 06/15/31	385,671
2,565,000	First Union National Bank Commercial Mortgage, Series 2001-C2, Class A2, 6.66%, due 01/12/43	2,642,563
2,852,113	FNMA, 6.00%, due 08/01/37	2,924,746
310,000	FNMA, 6.00%, due 05/15/11**	339,158
1,500,000	FNMA, 4.50%, due 11/01/18	1,492,032
4,000,000	FNMA, 5.00%, due 11/01/18	4,038,124
35,600,000	FNMA, 5.00%, due 06/01/34	35,238,446
7,700,000	FNMA, 6.50%, due 12/01/34	7,975,514
598,954	FNMA, 6.00%, due 10/01/37	614,207
248,272	FNMA, 5.50%, due 04/01/36	247,837
102,628	FNMA, 5.00%, due 01/01/18	104,175
954,779	FNMA, 5.50%, due 07/01/33	967,104

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
69,025	FNMA, 5.50%, due 05/25/27	70,413
232,551	FNMA, 6.00%, due 02/01/34	239,471
320,500	FNMA, 5.50%, due 02/01/34	324,638
266,969	FNMA, 6.00%, due 08/01/34	274,913
59,534	FNMA, 5.50%, due 09/01/19	61,006
1,027,291	FNMA, 5.50%, due 11/01/34	1,039,798
918,514	FNMA, 5.50%, due 02/01/35	930,922
421,893	FNMA, 5.50%, due 10/01/18	432,891
750,826	FNMA, 5.50%, due 06/01/20	770,400
69,939	FNMA, 6.00%, due 10/01/35	71,783
800,963	FNMA, 5.00%, due 11/01/35	794,048
7,572,097	FNMA, 5.00%, due 03/01/36	7,506,724
985,487	FNMA, 5.50%, due 12/01/35	997,485
3,859,352	FNMA, 5.00%, due 03/01/21	3,904,946
758,592	FNMA, 5.50%, due 06/01/20	778,368
525,698	FNMA, 5.50%, due 12/01/18	539,403
2,000,000	FNMA, 5.00%, due 06/01/34	1,975,312
7,900,000	FNMA, 5.50%, due 06/01/19	8,064,170
19,100,000	FNMA, 5.50%, due 01/01/35	19,282,042
7,500,000	FNMA, 6.00%, due 11/01/35	7,683,982
3,500,000	FNMA, 6.50%, due 12/01/34	3,617,579
808,967	FNMA, 4.00%, due 06/01/19	792,316
2,222,353	FNMA, 5.00%, due 07/01/35	2,203,166
679,411	FNMA, 5.00%, due 07/01/35	673,545
7,394,263	FNMA, 5.00%, due 07/01/35	7,330,425
132,992	FNMA, 5.00%, due 07/01/35	131,844
44,065	FNMA, 5.00%, due 12/01/35	43,685
689,577	FNMA, 5.00%, due 09/01/35	683,623
183,640	FNMA, 6.00%, due 11/01/21	189,224
151,245	FNMA, 6.00%, due 08/01/36	155,134
2,881,880	FNMA, 5.50%, due 08/01/37	2,916,967
960,410	FNMA, 5.50%, due 08/01/37	971,606
746,953	FNMA, 6.50%, due 06/01/36	774,418
646,688	FNMA, 6.00%, due 08/01/36	663,318
846,811	FNMA, 6.00%, due 11/01/36	868,587
1,945,758	FNMA, 6.00%, due 07/01/37	1,995,309
920,294	FNMA, 6.50%, due 09/01/36	954,133
93,065	FNMA, 6.00%, due 09/01/36	95,458
334,999	FNMA, 6.00%, due 01/01/37	343,613
1,185,958	FNMA, 6.00%, due 06/01/37	1,216,161
1,930,343	FNMA, 6.00%, due 08/01/37	1,979,502
3,937,831	FNMA, 6.00%, due 08/01/37	4,038,114
255,726	FNMA, 6.00%, due 08/01/37	262,239
529,709	FNMA, 6.50%, due 10/01/37	549,149
94,671	FNMA, 5.50%, due 12/01/32	95,950
5,511,872	FNMA, 5.50%, due 01/01/37	5,571,709
1,511,341	FNMA, 5.00%, due 12/01/35	1,498,293

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
167,865	FNMA, 5.00%, due 12/01/35	166,416
354,688	FNMA, 5.50%, due 03/01/21	362,629
859,528	FNMA, 5.50%, due 04/01/36	868,860
57,545	FNMA, 6.50%, due 04/01/36	59,661
1,152,666	FNMA, 5.50%, due 03/01/36	1,165,179
946,924	FNMA, 6.00%, due 09/01/36	971,274
120,441	FNMA, 6.00%, due 09/01/36	123,538
1,624,706	FNMA, 6.00%, due 05/01/36	1,666,486
83,140	FNMA, Series 2002-T6, Class A1, 3.31%, due 02/25/32	82,272
136,099	FNMA, Series 2005-80, Class PB, 5.50%, due 04/25/30	139,795
629,488	FNMA, Series 2006-46, Class UE, 5.50%, due 10/25/30	645,707
997,044	FNMA Interest Strip, Series 380, Class F7, 3.11%, due 07/25/37†	986,722
745,000	GE Capital Commercial Mortgage Corp., Series 2002-2A, Class A3, 5.35%, due 08/11/36	750,257
1,025,000	GE Capital Commercial Mortgage Corp., Series 2007-C1, Class A4, 5.54%, due 12/10/49	1,004,528
1,761,826	GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class A2, 6.42%, due 05/15/35	1,761,234
674,236	GMAC Commercial Mortgage Securities, Inc., Series 1999-C1, Class A-2, 6.18%, due 05/15/33†	676,575
404,336	GMAC Commercial Mortgage Securities, Inc., Series 2000-C1, Class A2, 7.72%, due 03/15/33†	418,399
137,331	GMAC Commercial Mortgage Securities, Inc., Series 2000-C2, Class A2, 7.46%, due 08/16/33†	142,606
140,000	GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2, 6.96%, due 09/15/35	144,952
238,742	GNMA, 5.00%, due 12/15/35	239,105
408,070	GNMA, 5.00%, due 09/15/35	408,690
558,396	GNMA, 5.00%, due 06/15/35	559,244
320,396	GNMA, 5.00%, due 09/15/35	320,882
414,731	GNMA, 5.00%, due 05/15/34	415,458
516,223	GNMA, 5.00%, due 08/15/33	517,274
296,889	GNMA, 5.00%, due 04/15/35	297,340
280,303	GNMA, 5.00%, due 11/15/35	280,729
264,039	GNMA, 5.00%, due 04/15/35	264,440
1,222,815	GNMA, 5.50%, due 02/15/35	1,249,641
43,758	GNMA, 5.00%, due 12/15/34	43,834
1,957,888	GNMA, 6.00%, due 12/20/37	2,021,701
198,892	GNMA, 6.00%, due 06/20/15	207,410
3,300,000	GNMA Pool I, 6.50%, due 11/01/33	3,424,265
4,400,000	GNMA Pool I, 6.00%, due 02/01/35	4,540,936
3,900,000	GNMA Pool I, 5.50%, due 09/01/34	3,965,204
939,261	GNMA Pool I, 6.50%, due 08/15/34	979,354
3,600,000	GNMA Pool II, 6.50%, due 12/01/35	3,742,875
3,700,000	GNMA TBA, 6.00%, due 12/01/35	3,820,250
4,000,000	GNMA TBA, 5.50%, due 09/01/34	4,078,124
1,003,320	Greenpoint Mortgage Funding Trust, Series 2007-AR1, Class 1A1A, 2.68%, due 03/25/37†	738,880
1,779,495	Greenpoint Mortgage Funding Trust, Series 2007-AR2, Class 1A1, 2.73%, due 04/25/47†	1,457,092
1,200,000	GS Mortgage Securities Corp. II, 4.61%, due 07/10/39	1,154,859
455,363	GS Mortgage Securities Corp. II, Series 1998-C1, Class A3, 6.14%, due 10/18/30	454,794
225,000	GS Mortgage Securities Corp. II, Series 2005-GG4, Class A4, 4.76%, due 07/10/39	218,801
380,204	GSAA Trust, Series 2006-5, Class 2A1, 2.67%, due 03/25/36†	335,247
293,026	GSAA Trust, Series 2006-9, Class A1, 2.65%, due 06/25/36†	276,635
452,413	GSR Mortgage Loan Trust, Series 2004-7, Class 4A1, 4.84%, due 06/25/34†	398,233

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
601,479	GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, 5.25%, due 11/25/35†	537,545
836,662	GSR Mortgage Loan Trust, Series 2006-OA1, Class 2A1, 2.78%, due 08/25/46†	637,980
105,491	Harborview Mortgage Loan Trust, Series 2005-10, Class 2A1A, 2.87%, due 11/19/35†	83,575
136,501	Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1A, 2.88%, due 06/20/35†	106,433
1,276,767	Harborview Mortgage Loan Trust, Series 2006-11, Class A1A, 2.73%, due 12/19/36†	877,991
1,902,784	Harborview Mortgage Loan Trust, Series 2006-13, Class A, 2.74%, due 11/19/46†	1,433,381
594,021	Harborview Mortgage Loan Trust, Series 2006-9, Class 2A1A, 2.77%, due 11/19/36†	453,258
1,959,282	Harborview Mortgage Loan Trust, Series 2007-3, Class 2A1A, 2.76%, due 05/19/47†	1,527,809
1,810,743	Harborview Mortgage Loan Trust, Series 2007-4, Class 2A1, 2.78%, due 06/25/37†	1,334,140
1,079,203	Impac Secured Assets CMN Owner Trust, Series 2005-2, Class A1, 2.92%, due 03/25/36†	770,368
416,602	Indymac INDA Mortgage Loan Trust, Series 2007-AR7, Class 1A1, 6.26%, due 11/25/37†	397,000
597,208	Indymac Index Mortgage Loan Trust, Series 2005-AR15, Class A2, 5.10%, due 09/25/35†	459,307
1,424,475	Indymac Index Mortgage Loan Trust, Series 2007-AR15, Class 2A1, 6.00%, due 08/25/37†	897,419
950,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB3, Class A3, 6.47%, due 11/15/35	976,337
170,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIC2, Class A3, 6.43%, due 04/15/35	174,270
190,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A5, 4.65%, due 01/12/37	182,981
300,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4, 4.92%, due 10/15/42†	293,425
1,070,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-CB15, Class A4, 5.81%, due 06/12/43†	1,082,183
700,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, due 05/15/47	680,539
600,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2007-LD11, Class A2, 5.80%, due 06/15/49†	596,889
1,026,530	JP Morgan Mortgage Trust, Series 2006-A2, Class 4A1, 3.89%, due 08/25/34†	1,026,897
241,471	JP Morgan Mortgage Trust, Series 2006-S2, Class 2A2, 5.88%, due 07/25/36	236,278
174,105	JP Morgan Mortgage Trust, Series 2007-S1, Class 1A2, 5.50%, due 03/25/22	166,649
1,978,883	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A1B, 6.21%, due 10/15/35	1,980,410
1,581,818	LB Commercial Conduit Mortgage Trust, Series 1998-C4, Class A2, 6.30%, due 10/15/35	1,584,816
1,149,927	LB-UBS Commercial Mortgage Trust, Series 2000-C3, Class A2, 7.95%, due 05/15/25†	1,197,732
936,462	LB-UBS Commercial Mortgage Trust, Series 2000-C4, Class A2, 7.37%, due 08/15/26	972,529
1,139,915	LB-UBS Commercial Mortgage Trust, Series 2004-C7, Class A1A, 4.48%, due 10/15/29	1,095,344
2,400,000	LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A5, 4.74%, due 07/15/30	2,331,497
380,000	LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.37%, due 09/15/39	372,675
1,040,000	LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A2, 5.30%, due 11/15/38	1,022,450
1,475,000	LB-UBS Commercial Mortgage Trust, Series 2007-C7, Class A3, 5.87%, due 09/15/45†	1,472,651
110,241	Lehman XS Trust, Series 2005-5N, Class 1A1, 2.90%, due 11/25/35†	86,536
218,144	Lehman XS Trust, Series 2005-7N, Class 1A1B, 2.90%, due 12/25/35†	149,237
452,293	Lehman XS Trust, Series 2006-2N, Class 1A1, 2.86%, due 02/25/46†	343,840
1,548,985	Lehman XS Trust, Series 2007-2N, Class 3A1, 2.69%, due 02/25/37†	1,407,784
333,821	MASTR Adjustable Rate Mortgages Trust, Series 2006-2, Class 3A1, 4.85%, due 01/25/36†	319,139
2,015,673	MASTR Adjustable Rate Mortgages Trust, Series 2007-3, Class 12A1, 2.80%, due 05/25/47†	1,521,446
240,112	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, 2.95%, due 05/25/35†,144A	208,613
3,051,563	Merrill Lynch Mortgage Investors, Inc., Series 2005-A7, Class 2A1, 5.40%, due 09/25/35†	2,739,073

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
520,000	Merrill Lynch Mortgage Trust, Series 2005-CKI1, Class A6, 5.24%, due 11/12/37†	520,528
430,000	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, 5.66%, due 05/12/39†	433,738
1,020,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-1, Class A4, 5.43%, due 02/12/39†	1,014,659
709,936	Morgan Stanley Capital I, Series 1999-LIFE, Class A2, 7.11%, due 04/15/33†	723,539
1,695,000	Morgan Stanley Capital I, Series 2006-IQ12, Class A4, 5.33%, due 12/15/43	1,652,262
215,000	Morgan Stanley Capital I, Series 2007-HQ12, Class A2, 5.63%, due 04/12/49†	212,355
2,320,000	Morgan Stanley Capital I, Series 2007-IQ13, Class A4, 5.36%, due 03/15/44	2,244,528
1,375,000	Morgan Stanley Capital I, Series 2007-IQ15, Class A4, 5.88%, due 06/11/49†	1,384,702
895,000	Morgan Stanley Capital I, Series 2007-IQ16, Class A4, 5.81%, due 12/12/49	889,307
2,000,000	Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.65%, due 06/11/42†	1,984,077
197,571	Morgan Stanley Dean Witter Capital I, Series 2000-LIFE2, Class A2, 7.20%, due 10/15/33	204,603
744,230	Morgan Stanley Dean Witter Capital I, Series 2001-TOP1, Class A4, 6.66%, due 02/15/33	769,571
331,489	Nationslink Funding Corp., Series 1998-2, Class A2, 6.48%, due 08/20/30	330,832
1,342,946	Nationslink Funding Corp., Series 1999-1, Class A2, 6.32%, due 01/20/31	1,345,756
487,268	Nationslink Funding Corp., Series 1999-2, Class A2C, 7.23%, due 06/20/31†	488,331
731,603	Novastar Mortgage-Backed Notes, Series 2006-MTA1, Class 2A1A, 2.79%, due 09/25/46†	558,012
802,975	Prime Mortgage Trust, Series 2006-DR1, Class 1A1, 5.50%, due 05/25/35 144A	803,513
370,705	Prime Mortgage Trust, Series 2006-DR1, Class 1A2, 6.00%, due 05/25/35 144A	374,075
2,013,983	Prime Mortgage Trust, Series 2006-DR1, Class 2A1, 5.50%, due 05/25/35 144A	1,979,141
1,564,120	Prime Mortgage Trust, Series 2006-SRS12, Class AF, 6.00%, due 05/25/35 144A	1,563,510
156,040	Residential Accredit Loans, Inc., Series 2005-QQ3, Class A1, 3.00%, due 10/25/45†	121,474
1,088,898	Residential Accredit Loans, Inc., Series 2006-Q08, Class 1A1, 2.69%, due 10/25/46†	1,008,788
466,248	Residential Accredit Loans, Inc., Series 2007-QO2, Class A1, 3.29%, due 02/25/47†	326,816
801,909	Residential Asset Mortgage Products, Inc., Series 2007-RZ1, Class A1, 2.67%, due 02/25/37†	759,421
417,677	Salomon Brothers Mortgage Securities VII, Series 1999-C1, Class A2, 7.07%, due 05/18/32†	419,769
590,386	Salomon Brothers Mortgage Securities VII, Series 2000-C1, Class A2, 7.52%, due 12/18/09†	606,885
765,000	Salomon Brothers Mortgage Securities VII, Series 2002-KEY2, Class A3, 4.87%, due 03/18/36	743,845
395,804	Structured Asset Securities Corp., Series 2005-10, Class 3A5, 5.00%, due 12/25/34	395,059
2,459,315	Thornburg Mortgage Securities Trust, Series 2005-4, Class A3, 2.83%, due 12/25/35†	2,453,895
1,024,090	Thornburg Mortgage Securities Trust, Series 2006-3, Class A2, 2.70%, due 05/25/46	1,005,719
1,078,302	Thornburg Mortgage Securities Trust, Series 2006-3, Class A3, 2.71%, due 06/25/46	1,066,269
740,754	Thornburg Mortgage Securities Trust, Series 2007-4, Class 2A1, 6.22%, due 09/25/37†	690,193
688,726	Thornburg Mortgage Securities Trust, Series 2007-4, Class 3A1, 6.22%, due 09/25/37†	622,439
1,065,000	TIAA Retail Commercial Trust, Series 2001-C1, Class A4, 6.68%, due 06/19/31 144A,†	1,081,054
725,000	Wachovia Bank Commercial Mortgage Trust, 5.90%, due 02/15/51†	732,189
985,000	Wachovia Bank Commercial Mortgage Trust, Series 2005-C20, Class A6A, 5.11%, due 07/15/42†	960,436
850,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C25, Class A4, 5.74%, due 05/15/43†	859,941
2,755,000	Wachovia Bank Commercial Mortgage Trust, Series 2006-C29, Class A4, 5.31%, due 11/15/48	2,676,683
1,795,000	Wachovia Bank Commercial Mortgage Trust, Series 2007-C33, Class A2, 5.86%, due 02/15/51†	1,786,344
1,333,605	WaMu Mortgage Pass Through Certificates, Series 2007-HY3, Class 1A1, 5.67%, due 03/25/37†	1,263,292
109,726	Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A1, 4.24%, due 05/25/36 144A	109,158
197,884	Washington Mutual, Inc., Series 2005-AR13, Class A1A1, 2.89%, due 10/25/45†	158,079
184,073	Washington Mutual, Inc., Series 2005-AR15, Class A1A1, 2.86%, due 11/25/45†	148,588
184,073	Washington Mutual, Inc., Series 2005-AR15, Class A1A2, 2.88%, due 11/25/45†	145,679
458,837	Washington Mutual, Inc., Series 2005-AR17, Class A1A1, 2.87%, due 12/25/45†	355,815

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
229,418	Washington Mutual, Inc., Series 2005-AR17, Class A1A2, 2.89%, due 12/25/45†	178,013
286,079	Washington Mutual, Inc., Series 2005-AR19, Class A1A1, 2.87%, due 12/25/45†	228,114
357,598	Washington Mutual, Inc., Series 2005-AR19, Class A1A2, 2.89%, due 12/25/45†	283,120
531,528	Washington Mutual, Inc., Series 2006-AR14, Class 1A4, 5.65%, due 11/25/36†	504,715
1,293,341	Washington Mutual, Inc., Series 2006-AR16, Class 1A1, 5.61%, due 12/25/36†	1,225,815
577,565	Washington Mutual, Inc., Series 2006-AR20, Class 1A1, 5.94%, due 09/25/36†	554,897
1,770,997	Washington Mutual, Inc., Series 2007-HY3, Class 4A1, 5.35%, due 03/25/37†	1,673,815
1,300,000	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4, 5.77%, due 04/25/36†	1,151,993
544,382	Zuni Mortgage Loan Trust, Series 2006-OA1, Class A1, 2.73%, due 08/25/36†	516,373
		372,898,210
	Sovereign Debt Obligations — 0.5%
250,000	Bundesrepublik Deutschland, 4.25%, due 07/04/39	376,951
625,000	Bundesrepublik Deutschland, 4.00%, due 01/04/37	905,070
195,760	Canadian Government, 4.00%, due 12/01/31	280,227
60,000	Mexico Government International Bond, 7.50%, due 04/08/33	72,900
692,000	United Mexican States, 6.75%, due 09/27/34	773,656
95,000	United Mexican States, 5.63%, due 01/15/17	100,083
		2,508,887
	U.S. Government and Agency Obligations — 8.9%
610,000	Federal Home Loan Bank, 4.63%, due 10/10/12**	647,571
1,539,976	FHLMC, 6.11%, due 09/01/37†	1,564,499
1,039,118	FHLMC, 4.75%, due 09/01/35†	1,037,820
791,086	FHLMC, 5.54%, due 04/01/36†	798,354
240,000	FHLMC, 5.63%, due 11/23/35	250,329
400,000	FHLMC, 5.25%, due 07/18/11	430,424
2,364,588	FNMA, 5.87%, due 08/01/37†	2,407,032
927,715	FNMA, 5.85%, due 06/01/36†	932,632
1,293,622	FNMA, 5.37%, due 06/01/37†	1,317,551
1,201,668	FNMA, 5.37%, due 05/01/37†	1,224,595
367,644	FNMA, 5.03%, due 09/01/35†	373,682
440,813	FNMA, 4.19%, due 12/01/34†	454,960
780,000	FNMA, 5.13%, due 04/15/11**	832,550
219,769	U.S. Treasury Bond, 2.38%, due 01/15/27**	239,961
1,810,000	U.S. Treasury Bond, 4.75%, due 02/15/37**	1,947,307
3,460,000	U.S. Treasury Bond, 5.00%, due 05/15/37**	3,871,688
2,087,760	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28**	2,707,892
1,412,169	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29**	1,909,408
1,188,560	U.S. Treasury Inflation Indexed Bond, 3.38%, due 01/15/12	1,338,338
2,245,991	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15	2,425,145
106,328	U.S. Treasury Inflation Indexed Bond, 2.38%, due 04/15/11	114,269
1,525,744	U.S. Treasury Inflation Indexed Bond, 2.50%, due 07/15/16	1,719,204
297,732	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26**	307,037
2,317,020	U.S. Treasury Inflation Indexed Bond, 1.75%, due 01/15/28	2,297,652
2,130,000	U.S. Treasury Note, 4.63%, due 02/15/17**	2,340,171

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares/ Par Value ($)	Description	Value ($)
	U.S. Government and Agency Obligations — continued
120,000	U.S. Treasury Note, 4.50%, due 03/31/12**	130,359
880,000	U.S. Treasury Note, 4.63%, due 07/31/12**	962,225
60,000	U.S. Treasury Note, 4.75%, due 08/15/17**	66,403
390,000	U.S. Treasury Note, 4.13%, due 08/31/12**	418,488
4,850,000	U.S. Treasury Note, 3.50%, due 02/15/18**	4,879,556
6,915,000	U.S. Treasury Note, 2.75%, due 02/28/13	7,012,246
		46,959,348
	TOTAL DEBT OBLIGATIONS (COST $629,508,666)	619,193,216
	PREFERRED STOCKS — 0.2%
	Sovereign — 0.2%
29,425	FHLMC, 8.38%,	720,912
21,375	FNMA, 8.25%,	519,680
700	FNMA, 7.00%,†	31,719
		1,272,311
	TOTAL PREFERRED STOCKS (COST $1,307,240)	1,272,311
	SHORT-TERM INVESTMENTS — 11.7%
	Certificate of Deposit — 0.2%
1,131,000	FNMA, 1.80%, due 12/15/08‡ (a)	1,116,621
	Securities Lending Collateral — 3.5%
18,386,876	State Street Navigator Securities Lending Portfolio***	18,386,876
	Bank Deposits — 8.0%
42,160,051	Euro Time Deposit, 1.10%, due 04/01/08	42,160,051
	TOTAL SHORT-TERM INVESTMENTS (COST $61,663,548)	61,663,548
	TOTAL INVESTMENTS BEFORE TBA COMMITMENTS — 129.4% (Cost $692,479,454)	682,129,075

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	TBA SALE COMMITMENTS — (5.9)%
	TBA Sale Commitments — (5.9)%
(3,700,000)	FHLMC Gold Pool, 6.00%, due 10/01/35	(3,794,235)
(1,700,000)	FNMA, 5.00%, due 11/01/18	(1,716,203)
(8,900,000)	FNMA, 5.50%, due 01/01/35	(8,984,826)
(2,000,000)	FNMA, 5.50%, due 01/01/35	(2,014,062)
(8,700,000)	FNMA, 6.00%, due 11/01/35	(8,913,420)
(5,500,000)	FNMA, 6.00%, due 11/01/35	(5,622,892)
		(31,045,638)
	TOTAL TBA SALE COMMITMENTS (PROCEEDS $30,749,051)	(31,045,638)
	TOTAL INVESTMENTS NET OF TBA SALE COMMITMENTS — 123.5% (Cost $661,730,403)	651,083,437
	Other Assets and Liabilities (net) — (23.5)%	(123,743,671)
	NET ASSETS — 100.0%	$527,339,766

Notes to Schedule of Investments:

FHLMC - Federal Home Loan Mortgage Corporation

FNMA - Federal National Mortgage Association

GNMA - Government National Mortgage Association

MTN - Medium Term Note

PIK - Payment In Kind

REIT - Real Estate Investment Trust

TBA - To Be Announced

  (a)  All or a portion of security held as collateral for open futures contracts.

  **  All or a portion of this security is out on loan.

  ***  Represents an investment of securities lending collateral.

  †  Floating rate note. Rate shown is as of March 31, 2008.

  ††  Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

  ☐  Illiquid security. The total market value of the securities at March 31, 2008 is $2,077,109 which represents 0.4% of net assets.

  ‡  Zero coupon bond.

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. This securities may be resold in transasctions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $36,582,293 or 6.9% of net assets.

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
March 31, 2008

A summary of outstanding financial instruments at March 31, 2008 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/11/08	JPY	321,358,923	$3,229,882	$274,038
Sales
4/11/08	JPY	70,000,000	$703,768	$(25,235)
4/23/08	EUR	816,331	1,292,503	(106,433)
5/07/08	CAD	287,932	280,408	8,570
				$(123,098)

Currency Abbreviations

CAD  Canadian Dollar

EUR  Euro

JPY  Japanese Yen

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
28	Euro 90 Day	June 2008	$10,593,271	$(17,137)
146	Eurodollar	June 2008	35,671,450	665,033
151	Euro 90 Day	September 2008	36,959,138	94,708
51	Euro 90 Day	December 2008	12,474,600	57,752
16	Eurodollar	June 2009	3,905,200	7,022
31	Euro-Bobl	June 2008	5,422,227	(59,956)
90	Euro-Bund	June 2008	16,539,850	(117,915)
295	U.S. Treasury Note 5 Yr.	June 2008	33,699,141	448,759
158	U.S. Treasury Note 2 Yr.	June 2008	33,915,688	14,262
108	U.S. Long Bond	June 2008	12,830,063	221,500
				$1,314,027
Sales
47	U.S. Treasury Note 5 Yr.	June 2008	$5,369,016	$(16,260)
16	Eurodollar	June 2010	3,869,000	(3,563)
399	U.S. Treasury Note 10 Yr.	June 2008	47,462,297	(1,243,680)
				$(1,263,503)

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
March 31, 2008

Written Options

Type of Contract	Number of Contracts	Premium Received	Value at March 31, 2008
CALL — EURO 1 YEAR MID - CURVE FUTURES	23	(14,298)	(25,875)
Strike @ 97.750 Expires 03/16/2009
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	25	(21,359)	(21,094)
Strike @ 121.000 Expires 05/23/2008
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	26	(20,589)	(10,969)
Strike @ 123.000 Expires 05/23/2008
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	18	(17,348)	(49,781)
Strike @ 117.000 Expires 05/23/2008
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	12	(11,940)	(25,500)
Strike @ 118.000 Expires 05/23/2008
CALL — U.S. TREASURY BOND 10-YEAR FUTURES	22	(11,921)	(35,406)
Strike @ 119.000 Expires 05/23/2008
PUT — U.S. TREASURY BOND 10-YEAR FUTURES	31	(24,064)	(13,563)
Strike @ 115.500 Expires 05/23/2008
PUT — EURO 1 YEAR MID - CURVE FUTURES	12	(3,990)	(75)
Strike @ 95.600 Expires 06/16/2008
PUT — EURO 1 YEAR MID - CURVE FUTURES	23	(7,360)	(145)
Strike @ 96.250 Expires 06/16/2008
PUT — EURO 1 YEAR MID - CURVE FUTURES	22	(16,390)	(137)
Strike @ 95.875 Expires 06/16/2008
PUT — U.S. TREASURY BOND 10-YEAR FUTURES	24	(19,380)	(15,750)
Strike @ 116.500 Expires 05/23/2008
PUT — U.S. TREASURY BOND 10-YEAR FUTURES	42	(42,915)	(5,250)
Strike @ 113.000 Expires 05/23/2008
PUT — U.S. TREASURY BOND 10-YEAR FUTURES	22	(11,577)	(687)
Strike @ 110.000 Expires 05/23/2008
TOTAL		$(223,131)	$(204,232)

See accompanying notes to the financial statements.

MGI Core Opportunistic Fixed Income Fund

Schedule of Investments — (Continued)
March 31, 2008

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	117.5
Short-Term Investments	11.7
Preferred Stocks	0.2
TBA Sale Commitments	(5.9)
Other Assets and Liabilities (net)	(23.5)
100.0%

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 99.1%
	Asset Backed Securities — 17.0%
595,000	AmeriCredit Automobile Receivables Trust, Series 2006-RM, Class A2, 5.42%, due 08/08/11	588,748
823,222	AmeriCredit Automobile Receivables Trust, Series 2007-CM, Class A2, 5.43%, due 11/08/10	821,799
275,000	AmeriCredit Automobile Receivables Trust, Series 2007-DF, Class A3A, 5.49%, due 07/06/12	269,956
554,354	Bayview Financial Acquisition Trust, Series 2006-C, Class 1A1, 6.04%, due 11/28/36††	550,024
390,000	Capital One Prime Auto Receivables Trust, Series 2007-2, Class A2, 5.05%, due 03/15/10	393,441
302,384	Carrington Mortgage Loan Trust, Series 2006-NC4, Class A1, 3.43%, due 10/25/36†	294,343
4,488	Centex Home Equity, Series 2005-C, Class AF3, 4.33%, due 06/25/35††	4,475
107,790	Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-6, Class 1A3, 3.34%, due 05/25/26	107,462
283,385	Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class A1, 3.43%, due 11/25/36†	276,819
247,779	Countrywide Asset-Backed Certificates, Series 2005-1, Class AF3, 4.58%, due 07/25/35†	246,687
436,210	Countrywide Asset-Backed Certificates, Series 2007-S1, Class A1B, 5.89%, due 02/25/37†	416,024
1,250,000	Credit Acceptance Auto Dealer Loan Trust, Series 2007-2, Class A1A, 6.16%, due 04/15/13 144A	1,249,816
31,021	Credit-Based Asset Servicing and Securitization LLC, Series 2006-CB1, Class AF1, 5.46%, due 01/25/36††	30,855
340,866	Drive Auto Receivables Trust, Series 2006-1, Class A3, 5.49%, due 05/15/11 144A	341,372
411,560	Drive Auto Receivables Trust, Series 2006-2, Class A2,, 5.30%, due 07/15/11 144A	409,294
575,000	Equity One ABS, Inc., Series 2004-2, Class M1, 5.19%, due 07/25/34††	451,105
444,799	First Franklin Mortgage Loan Asset Backed Certificates, Series 2007-FC, Class A2A, 3.53%, due 06/25/27†	372,561
219,302	Harley-Davidson Motorcycle Trust, Series 2005-1, Class A2, 3.76%, due 12/17/12	219,723
37,587	HFC Home Equity Loan Asset Backed Certificates, Series 2006-4, Class A1F, 5.79%, due 03/20/36††	36,976
268,130	Hyundai Auto Receivables Trust, Series 2005-A, Class B, 4.20%, due 02/15/12	269,234
280,167	JP Morgan Mortgage Acquisition Corp., Series 2007-CH1, Class AF1B, 5.94%, due 11/25/36††	278,459
405,000	Long Beach Auto Receivables Trust, Series 2006-B, Class A3, 5.17%, due 08/15/11	406,099
417,924	Renaissance Home Equity Loan Trust, Series 2005-2, Class AF3, 4.50%, due 08/25/35††	414,743
4,342	Renaissance Home Equity Loan Trust, Series 2005-3, Class AF2, 4.72%, due 11/25/35††	4,328
12,288	Renaissance Home Equity Loan Trust, Series 2006-3, Class AF1, 5.92%, due 11/25/36††	12,227
65,000	Renaissance Home Equity Loan Trust, Series 2006-3, Class AF2, 5.58%, due 11/25/36††	63,850
29,545	Renaissance Home Equity Loan Trust, Series 2006-4, Class AF1, 5.55%, due 01/25/37††	28,879
461,077	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF1, 5.89%, due 06/25/37††	461,707
175,000	Residential Asset Mortgage Products, Inc., Series 2004-RZ2, Class AI4, 5.35%, due 02/25/33†	150,166
8,088	Residential Asset Securities Corp., Series 2004-KS9, Class A13, 3.79%, due 08/25/29†	7,949
52,134	Residential Funding Mortgage Securities II, Inc., Series 2005-HI2, Class A3, 4.46%, due 05/25/35	51,991
58,573	Residential Funding Mortgage Securities II, Inc., Series 2006-HI4, Class A1, 3.48%, due 09/25/36†	53,424
280,756	Residential Funding Mortgage Securities II, Inc., Series 2006-HSA1, Class A1, 3.49%, due 02/25/36†	254,119
78,746	Securitized Asset Backed NIM Trust, Series 2005-FR4, Class NIM, 6.00%, due 01/25/36 144A	460
233,596	Triad Auto Receivables Owner Trust, Series 2007-A, Class A2, 5.35%, due 03/14/11	233,790
475,000	UPFC Auto Receivables Trust, Series 2007-A, Class A3, 5.53%, due 07/15/13	457,857
360,000	WFS Financial Owner Trust, Series 2005-3, Class D, 4.76%, due 05/17/13	347,222
		10,577,984

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Corporate Debt — 12.6%
92,000	American General Finance, (MTN), 4.63%, due 09/01/10	91,721
775,000	Ameritech Capital Funding, 6.25%, due 05/18/09	807,869
325,000	Arizona Public Service Co., 6.50%, due 03/01/12	338,676
45,000	Banco Mercantil del Norte SA, 6.14%, due 10/13/16†, 144A	44,357
560,000	Comcast Cable Communications LLC, 6.88%, due 06/15/09	578,430
65,000	Commonwealth Edison Co., 6.15%, due 03/15/12	67,900
1,184,000	CVS Caremark Corp., Senior Note, 5.44%, due 06/01/10 †	1,151,425
310,000	Deutsche Bank AG/London, 5.00%, due 10/12/10	325,350
295,000	Discover Financial Services, Senior Note, 5.66%, due 06/11/10†, 144A	249,283
215,000	Dominion Resources, Inc., Subordinated Note, 6.30%, due 09/30/66†	196,773
75,000	Entergy Gulf States, 5.12%, due 08/01/10	75,464
65,000	Enterprise Products Operating, LP, Senior Note, 7.50%, due 02/01/11	69,869
250,000	Erac USA Finance Co., 5.80%, due 10/15/12 144A	238,500
635,000	Fondo Latinoamericano, 3.27%, due 02/15/11†, 144A	636,528
855,000	Goldman Sachs Capital II, Guaranteed Note, 5.79%, due 12/29/49†	569,994
380,000	Oil Insurance, Ltd., 7.56%, due 12/29/49†, 144A	332,367
100,000	Telecom Italia Capital SA, Guaranteed Senior Note, 4.88%, due 10/01/10	98,559
89,000	Telecom Italia Capital SA, Guaranteed Senior Note, 6.20%, due 07/18/11	88,357
1,170,000	Time Warner Cable, Inc., 5.40%, due 07/02/12	1,150,638
155,000	Tyco Electronics Group SA, Senior Note, 6.00%, due 10/01/12 144A	159,021
135,000	Viacom, Inc., Senior Note, 5.75%, due 04/30/11	136,532
200,000	Wachovia Capital Trust III, Secured Note, 5.80%, due 03/15/42†	142,588
65,000	Woori Bank, 6.13%, due 05/03/16†, 144A	63,897
203,000	Xstrata Finance Canada, 5.50%, due 11/16/11 144A	208,452
		7,822,550
	Mortgage Backed Securities — 27.9%
27,445	ABN Amro Mortgage Corp., Series 2003-4, Class A5, 4.75%, due 03/25/33	27,494
85,000	American Home Mortgage Investment Trust, Series 2005-2, Class A5, 5.08%, due 09/25/35††	80,782
241,727	Banc of America Mortgage Securities, Inc., Series 2004-G, Class 1A1, 6.08%, due 08/25/34†	237,592
72,267	Bear Stearns Adjustable Rate Mortgage Trust, Series 2006-1, Class 1A1, 4.63%, due 02/25/36†	68,336
149,271	Bear Stearns Alt-A Trust, Series 2004-9, Class 6A1, 6.99%, due 09/25/34†	150,391
527,251	Capco America Securitization Corp., Series 1998-D7, Class A1B, 6.26%, due 10/15/30	528,334
49,706	Cendant Mortgage Corp., Series 2003-1, Class A5, 5.50%, due 02/25/33	49,382
49,572	Cendant Mortgage Corp., Series 2003-9, Class 1A1, 5.25%, due 11/25/33	49,732
21,780	Chase Mortgage Finance Corp., Series 2004-S3, Class 2A1, 5.25%, due 03/25/34	21,772
184,672	Citigroup Mortgage Loan Trust, Inc., Series 2004-HYB2, Class 1A, 6.45%, due 03/25/34†	184,017
158,158	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR2, Class IA2, 5.53%, due 03/25/36†	151,815
463,207	Citigroup Mortgage Loan Trust, Inc., Series 2006-AR7, Class 1A4A, 5.78%, due 11/25/36†	424,643
31,136	Countrywide Alternative Loan Trust, Series 2002-11, Class A4, 6.25%, due 10/25/32	31,423
118,346	Countrywide Alternative Loan Trust, Series 2003-6T2, Class A2, 5.00%, due 06/25/33	118,376
42,743	Countrywide Alternative Loan Trust, Series 2004-2CB, Class 1A1, 4.25%, due 03/25/34	41,257
251,306	Countrywide Alternative Loan Trust, Series 2006-4CB, Class 1A1, 6.00%, due 04/25/36	242,329
2,446	Countrywide Home Loan Mortgage Pass Through Trust, Series 2004-19, Class A2, 5.25%, due 10/25/34	2,441
362,542	Countrywide Home Loan Mortgage Pass Through Trust, Series 2005-HYB6, Class 1A1, 5.06%, due 10/20/35†	362,938

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
381,257	Countrywide Home Loan Mortgage Pass Through Trust, Series 2007-HY1, Class 1A1, 5.69%, due 04/25/37†	361,336
157,045	Credit-Based Asset Servicing and Securitization LLC, Series 2007-CB2, Class A2A, 5.89%, due 02/25/37††	153,807
43,551	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB1, Class A1A, 5.43%, due 02/25/36†	41,724
64,280	Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 2006-AB4, Class A1A, 6.01%, due 10/25/36†	61,835
564,072	DLJ Commercial Mortgage Corp., Series 1999-CG2, Class A1B, 7.30%, due 06/10/32†	574,876
2,756	FHLMC, Series 2612, Class LJ, 4.00%, due 07/15/22	2,753
121,811	FHLMC, Series 2672, Class HA, 4.00%, due 09/15/16	122,697
127,057	FHLMC, Series 2687, Class PD, 5.50%, due 11/15/26	128,301
189,315	FHLMC, Series 2706, Class EM, 4.50%, due 09/15/20	192,375
227,159	FHLMC, Series 2759, Class YJ, 3.75%, due 10/15/24	227,384
334,546	FHLMC, Series 2861, Class HR, 4.00%, due 08/15/23	335,560
308,503	FHLMC, Series 2893, Class PA, 4.00%, due 04/15/25	309,532
115,000	FHLMC, Series 2893, Class PB, 5.00%, due 12/15/27	117,714
323,047	FHLMC, Series 2939, Class HP, 5.00%, due 04/15/28	329,976
99,071	FHLMC, Series 2982, Class LC, 4.50%, due 01/15/25	99,751
350,953	FHLMC, Series 3144, Class PA, 5.50%, due 11/15/25	359,059
125,963	FHLMC, Series 3196, Class PA, 5.25%, due 08/15/11	128,081
34,219	First Horizon Asset Securities, Inc., Series 2002-7, Class 2A, 5.25%, due 12/25/17	34,091
126,051	First Horizon Asset Securities, Inc., Series 2006-AR4, Class 1A2, 5.50%, due 01/25/37†	119,182
396,757	First Horizon Asset Securities, Inc., Series 2007-AR1, Class 1A1, 5.86%, due 05/25/37†	375,267
200,000	First Union - Chase Commercial Mortgage, Series 1999-C2, Class D, 7.06%, due 06/15/31†	203,547
300,000	FNMA, 7.00%, due 04/01/38	315,224
66,988	FNMA, 6.50%, due 02/01/22	69,961
300,713	GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class A2, 6.42%, due 05/15/35	300,612
420,419	GMAC Commercial Mortgage Securities, Inc., Series 1999-C3, Class A1B, 7.27%, due 08/15/36	429,670
139,838	GMAC Mortgage Corp. Loan Trust, Series 2006-J1, Class A1, 5.75%, due 04/25/36	140,057
157,224	GSR Mortgage Loan Trust, Series 2004-7, Class 1A2, 5.29%, due 06/25/34†	152,410
554,223	GSR Mortgage Loan Trust, Series 2007-AR1, Class 2A1, 6.00%, due 03/25/37†	527,809
403,389	GSR Mortgage Loan Trust, Series 2007-AR2, Class 2A1, 5.51%, due 05/25/37†	389,193
123,216	Indymac INDA Mortgage Loan Trust, Series 2006-AR3, Class 1A1, 5.35%, due 12/25/36†	116,310
380,302	Indymac INDA Mortgage Loan Trust, Series 2007-AR3, Class 1A1, 5.96%, due 06/25/37†	360,155
249,328	Indymac Index Mortgage Loan Trust, Series 2006-AR33, Class 3A1, 5.78%, due 01/25/37†	230,454
20,681	JP Morgan Mortgage Trust, Series 2004-S2, Class 2A7, 5.25%, due 11/25/34	20,557
155,000	JP Morgan Mortgage Trust, Series 2005-A5, Class 2A2, 5.14%, due 08/25/35†	142,217
155,000	JP Morgan Mortgage Trust, Series 2005-A8, Class 2A7, 4.95%, due 11/25/35†	139,397
247,958	JP Morgan Mortgage Trust, Series 2006-A5, Class 2A1, 5.83%, due 08/25/36†	238,367
407,449	JP Morgan Mortgage Trust, Series 2007-A1, Class 6A1, 4.78%, due 07/25/35†	380,918
412,990	JP Morgan Mortgage Trust, Series 2007-A4, Class 1A1, 5.48%, due 06/25/37†	389,345
272,564	MASTR Adjustable Rate Mortgages Trust, Series 2003-7, Class 2A1, 6.80%, due 01/25/34†	265,666
130,819	MLCC Mortgage Investors, Inc., Series 2004-1, Class 1A, 7.04%, due 12/25/34†	130,675
475,000	Morgan Stanley Capital I, Series 2007-HQ11, Class A2, 5.36%, due 02/12/44	464,978
488,683	Morgan Stanley Mortgage Loan Trust, Series 2006-8AR, Class 5A2, 5.43%, due 06/25/36†	471,527
65,000	Nationslink Funding Corp., Series 1999-2, Class F, 5.00%, due 06/20/31 144A	62,729

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Par Value ($)	Description	Value ($)
	Mortgage Backed Securities — continued
278,807	Residential Accredit Loans, Inc., Series 2004-QS16, Class 1A1, 5.50%, due 12/25/34	239,983
30,689	Residential Asset Securitization Trust, Series 2003-A15, Class 2A1, 5.25%, due 02/25/34	29,770
65,443	Residential Asset Securitization Trust, Series 2004-A1, Class A1, 5.25%, due 04/25/34	60,911
112,738	Residential Funding Mortgage Securities I, Series 2007-SA1, Class 2A2, 5.62%, due 02/25/37†	106,878
128,905	Sequoia Mortgage Trust, Series 2007-1, Class 2A1, 5.80%, due 02/20/47†	122,445
461,947	Sequoia Mortgage Trust, Series 2007-1, Class 4A1, 5.81%, due 04/20/47†	427,504
428,804	Sequoia Mortgage Trust, Series 2007-3, Class 2AA1, 5.66%, due 07/20/37†	405,404
65,977	Structured Adjustable Rate Mortgage Loan Trust, Series 2005-17, Class 4A2, 5.15%, due 08/25/35†	64,106
63,657	Structured Adjustable Rate Mortgage Loan Trust, Series 2006-1, Class 2A1, 5.62%, due 02/25/36†	48,390
350,643	WaMu Mortgage Pass Through Certificates, Series 2003-AR4, Class A7, 3.95%, due 05/25/33†	341,013
390,564	WaMu Mortgage Pass Through Certificates, Series 2007-HY7, Class 3A1, 5.91%, due 07/25/37†	361,053
22,331	Washington Mutual, Inc., Series 2004-S3, Class 2A1, 5.50%, due 07/25/34	22,416
330,000	Washington Mutual, Inc., Series 2005-AR16, Class 1A3, 5.10%, due 12/25/35†	297,394
124,899	Washington Mutual, Inc., Series 2006-AR18, Class 1A1, 5.35%, due 01/25/37†	117,690
592,189	Washington Mutual, Inc., Series 2007-HY2, Class 1A1, 5.63%, due 12/25/36†	567,102
163,817	Washington Mutual, Inc., Series 2007-HY3, Class 4A1, 5.35%, due 03/25/37†	154,828
383,954	Washington Mutual, Inc., Series 2007-HY4, Class 1A1, 5.55%, due 04/25/37†	362,629
383,082	Washington Mutual, Inc., Series 2007-HY5, Class 1A1, 5.54%, due 05/25/37	361,488
254,986	Wells Fargo Mortgage Backed Securities Trust, Series 2003-A, Class A5, 6.72%, due 02/25/33†	248,474
29,294	Wells Fargo Mortgage Backed Securities Trust, Series 2005-9, Class 1A1, 4.75%, due 10/25/35	28,954
196,376	Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR17, Class A1, 5.34%, due 10/25/36†	186,427
		17,344,992
	Municipal Obligations — 1.4%
375,000	Chicago, IL, (Pilsen Redevelopment), 4.35%, due 06/01/13	378,360
115,000	Country Club Hills, IL, 3.80%, due 12/01/12	114,325
105,000	Douglas County, OR, School District No. 12, 5.05%, due 06/15/12	106,955
50,000	New Orleans, LA, Finance Authority, 1.00%, due 07/15/21†	50,000
15,000	Ohio Housing Finance Agency, 7.90%, due 10/01/14	15,164
210,000	Puyallup, WA, 5.25%, due 12/01/11	212,302
		877,106
	U.S. Government and Agency Obligations — 40.2%
16,885,000	U.S. Treasury Note, 4.75%, due 02/15/10	17,866,457
6,348,000	U.S. Treasury Note, 4.88%, due 04/30/11 **	6,918,330
177,000	U.S. Treasury Note, 2.75%, due 02/28/13	179,489
		24,964,276
	TOTAL DEBT OBLIGATIONS (COST $62,209,114)	61,586,908

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments — (Continued)
(showing percentage of total net assets)
March 31, 2008

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.8%
	Bank Deposits — 3.0%
1,871,775	Euro Time Deposit, 1.10%, due 04/01/08	1,871,775
	Securities Lending Collateral — 0.8%
510,188	State Street Navigator Securities Lending Portfolio***	510,188
	TOTAL SHORT-TERM INVESTMENTS (COST $2,381,963)	2,381,963
	TOTAL INVESTMENTS — 102.9% (Cost $64,591,077)	63,968,871
	Other Assets and Liabilities (net) — (2.9)%	(1,796,451)
	NET ASSETS — 100.0%	$62,172,420

Notes to Schedule of Investments:

MTN - Medium Term Note

  **  All or a portion of this security is out on loan.

  ***  Represents an investment of securities lending collateral.

  †  Floating rate note. Rate shown is as of March 31, 2008.

  ††  Debt obligation initially issued in zero coupon form which converts to coupon form at a specific rate and date. The rate shown is the rate at period end.

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transasctions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these amounted to $3,996,076 or 6.4% of net assets.

See accompanying notes to the financial statements.

MGI US Short Maturity Fixed Income Fund

Schedule of Investments
March 31, 2008

Asset Class Summary (Unaudited)	% of Total Net Assets
Debt Obligations	99.1
Short-Term Investments	3.8
Other Assets and Liabilities (net)	(2.9)
100.0%

See accompanying notes to the financial statements.

MGI Funds

Statements of Assets and Liabilities
March 31, 2008

	MGI US Large Cap Growth Equity Fund	MGI US Large Cap Value Equity Fund	MGI US Small/Mid Cap Growth Equity Fund	MGI US Small/Mid Cap Value Equity Fund
Assets
Investments, at value and cost (Note 2)(a)	$549,218,294	$508,597,359	$214,876,614	$226,459,515
Cash	—	117,395	2,000	—
Receivable for investments sold	2,680,378	4,321,632	1,848,189	458,609
Dividend and interest receivable	142,664	407,483	79,728	212,571
Receivable for expenses reimbursed by Advisor	26,026	21,266	2,776	12,998
Foreign tax reclaims receivable	—	136	—	—
Securities lending income receivable	24,151	24,577	25,142	18,015
Prepaid expenses	3,055	3,183	2,032	1,184
Total assets	552,094,568	513,493,031	216,836,481	227,162,892
Liabilities
Payable for investments purchased	2,419	5,261,480	1,100,766	481,598
Payable for Fund shares repurchased	100,000	323,401	40,000	40,000
Due to Custodian	295	—	—	44,993
Payable to affiliate for (Note 3):
Advisor fee	178,335	170,665	123,879	111,083
Trustees fees	5,489	6,075	3,031	2,639
Obligation to return securities lending collateral	169,928,116	131,396,499	54,126,535	82,243,494
Accrued expenses	105,190	109,401	79,925	71,903
Total liabilities	170,319,844	137,267,521	55,474,136	82,995,710
Net assets	$381,774,724	$376,225,510	$161,362,345	$144,167,182
Net assets consist of:
Paid-in capital	393,665,144	433,347,270	182,548,656	167,606,520
Accumulated undistributed (distributions in excess of) net investment income	(9,580)	1,890,616	(716)	41,520
Accumulated net realized loss	(3,556,646)	(20,587,214)	(583,126)	(455,924)
Net unrealized depreciation on investments and foreign currencies	(8,324,194)	(38,425,162)	(20,602,469)	(23,024,934)
Total net assets	$381,774,724	$376,225,510	$161,362,345	$144,167,182
Net assets attributable to:
Class Y-3 shares	$381,774,724	$376,225,510	$161,362,345	$144,167,182
Shares outstanding
Class Y-3	37,439,057	40,081,497	16,393,903	16,284,642
Net asset value per share
Class Y-3	$10.20	$9.39	$9.84	$8.85
(a) Investments at cost	557,542,831	547,022,521	235,479,083	249,484,449

See accompanying notes to the financial statements.

MGI Funds

Statements of Assets and Liabilities — (Continued)
March 31, 2008

	MGI Non-US Core Equity Fund	MGI Core Opportunistic Fixed Income Fund	MGI US Short Maturity Fixed Income Fund
Assets
Investments, at value and cost (Note 2)(a)	$652,481,989	$682,129,075	$63,968,871
Foreign currency, at value (Note 2)(b)	2,541,112	1,500,832	—
Receivable for investments sold	73,353	1,578,665	1,366,564
Receivable for TBA securities sold	—	93,227,827	—
Dividend and interest receivable	6,344,220	4,291,342	501,969
Receivable for open forward currency contracts (Note 2)	4,606,562	282,608	—
Receivable for expenses reimbursed by Advisor	96,592	74,815	8,865
Receivable for variation margin on open future contracts (Note 2)	—	94,304	—
Foreign tax reclaims receivable	301,860	—	—
Securities lending income receivable	9,108	17,769	5,593
Prepaid expenses	—	3,973	151
Total assets	666,454,796	783,201,210	65,852,013
Liabilities
Payable for investments purchased	652,029	205,158,060	3,100,898
Payable for Fund shares repurchased	—	12,000	—
Due to Custodian	1,267,730	145,509	—
Payable to affiliate for (Note 3):
Advisor fee	396,186	160,572	13,105
Trustees fees	9,033	8,347	1,063
Obligation to return securities lending collateral	35,772,185	18,386,876	510,188
Written options, at value(c)	—	204,232	—
TBA Sale Commitments(d)	—	31,045,638	—
Interest payable on TBA securities	—	62,988	—
Payable for open forward currency contracts (Note 2)	3,469,326	131,668	—
Payable for variation margin on open futures contracts (Note 2)	121,869	—	—
Due to broker	—	365,202	—
Accrued expenses	340,099	180,352	54,339
Total liabilities	42,028,457	255,861,444	3,679,593
Net assets	$624,426,339	$527,339,766	$62,172,420
Net assets consist of:
Paid-in capital	624,212,712	522,849,774	62,324,212
Accumulated undistributed net investment income	3,318,446	8,167,282	699,868
Accumulated net realized gain (loss)	3,256,717	6,749,250	(229,454)
Net unrealized depreciation on investments, futures contracts, options written, short sales and foreign currencies	(6,361,536)	(10,426,540)	(622,206)
Total net assets	$624,426,339	$527,339,766	$62,172,420
Net assets attributable to:
Class Y-3 shares	$624,426,339	$527,339,766	$62,172,420
Shares outstanding
Class Y-3	48,937,541	51,490,815	6,211,301
Net asset value per share
Class Y-3	$12.76	$10.24	$10.01
(a) Investments at cost	659,855,776	692,479,454	64,591,077
(b) Foreign currency at cost	2,559,632	1,494,018	—
(c) Premiums on written options	—	223,131	—
(d) Proceeds for TBA Sale Commitments	—	30,749,051	—

See accompanying notes to the financial statements.

MGI Funds

Statements of Operations
For the Year Ended March 31, 2008

	MGI US Large Cap Growth Equity Fund	MGI US Large Cap Value Equity Fund	MGI US Small/Mid Cap Growth Equity Fund	MGI US Small/Mid Cap Value Equity Fund
Investment Income:
Interest	$176,620	$239,434	$125,368	$109,210
Dividends	2,753,031	7,973,991	582,788	2,402,437
Securities lending income	47,578	42,727	132,914	113,657
Withholding taxes	(7,578)	(34,973)	(5,700)	(3,373)
Total investment income	2,969,651	8,221,179	835,370	2,621,931
Expenses:
Advisory fees (Note 3)	1,990,123	1,883,244	1,415,765	1,224,168
Transfer agent fees	38,397	38,208	18,106	14,126
Custodian and fund accounting fees	263,864	272,693	135,323	120,819
Audit fees	35,091	34,953	32,838	34,429
Legal fees	54,050	54,502	25,871	19,021
Trustees fees	19,229	19,580	9,246	8,142
Registration fees	4,371	6,559	2,675	2,607
Blue Sky fees	17,853	17,565	17,265	17,265
Miscellaneous	49,469	48,673	20,383	18,390
Total expenses	2,472,447	2,375,977	1,677,472	1,458,967
Reimbursement of expenses (Note 3)	(409,956)	(421,667)	(230,246)	(207,595)
Net expenses	2,062,491	1,954,310	1,447,226	1,251,372
Net investment income (loss)	907,160	6,266,869	(611,856)	1,370,559
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	10,201,616	(5,571,044)	9,906,323	1,101,361
Closed futures contracts	—	—	—	(12,653)
Forward contracts and foreign currency related transactions	(67)	(3)	—	—
Net realized gain	10,201,549	(5,571,047)	9,906,323	1,088,708
Change in net unrealized appreciation (depreciation) on: Investments	(20,533,275)	(59,060,900)	(28,269,528)	(30,375,349)
Forward contracts and foreign currency related transactions	343	—	—	—
Net unrealized loss	(20,532,932)	(59,060,900)	(28,269,528)	(30,375,349)
Net realized and unrealized loss	(10,331,383)	(64,631,947)	(18,363,205)	(29,286,641)
Net decrease in net assets resulting from operations	$(9,424,223)	$(58,365,078)	$(18,975,061)	$(27,916,082)

See accompanying notes to the financial statements.

MGI Funds

Statements of Operations — (Continued)
For the Year Ended March 31, 2008

	MGI Non-US Core Equity Fund	MGI Core Opportunistic Fixed Income Fund	MGI US Short Maturity Fixed Income Fund
Investment Income:
Interest	$522,157	$26,101,649	$3,144,950
Dividends	18,510,050	35,205	—
Securities lending income	266,645	43,056	19,074
Withholding taxes	(1,388,711)	(1,414)	—
Total investment income	17,910,141	26,178,496	3,164,024
Expenses:
Advisory fees (Note 3)	4,340,154	1,724,520	154,357
Initial offering fee	19,989	—	—
Transfer agent fees	61,185	52,964	7,138
Custodian and fund accounting fees	868,908	377,611	62,692
Audit fees	44,624	46,634	38,430
Legal fees	81,461	70,537	9,701
Trustees fees	31,716	26,953	3,611
Registration fees	445	2,886	1,291
Blue Sky fees	18,147	18,251	17,051
Miscellaneous	80,474	63,088	8,583
Total expenses	5,547,103	2,383,444	302,854
Reimbursement of expenses (Note 3)	(802,202)	(560,380)	(105,277)
Net expenses	4,744,901	1,823,064	197,577
Net investment income	13,165,240	24,355,432	2,966,447
Realized and unrealized gain (loss):
Net realized gain (loss) on: Investments	31,670,832	4,105,301	(66,467)
Closed futures contracts	(1,164,858)	3,180,529	—
Written option contracts	—	609,833	—
Forward contracts and foreign currency related transactions	(1,521,336)	281,547	—
Net realized gain (loss)	28,984,638	8,177,210	(66,467)
Change in net unrealized appreciation (depreciation) on: Investments	(57,654,940)	(10,716,534)	(619,914)
TBA Sale Commitments	—	(341,071)	—
Open futures contracts	(207,083)	264,942	—
Written option contracts	—	7,754	—
Forward contracts and foreign currency related transactions	1,066,583	144,799	—
Net unrealized loss	(56,795,440)	(10,640,110)	(619,914)
Net realized and unrealized loss	(27,810,802)	(2,462,900)	(686,381)
Net increase (decrease) in net assets resulting from operations	$(14,645,562)	$21,892,532	$2,280,066

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets

	MGI US Large Cap Growth Equity Fund		MGI US Large Cap Value Equity Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$907,160	$933,520	$6,266,869	$4,033,410
Net realized gain (loss)	10,201,549	(6,638,471)	(5,571,047)	11,823,171
Change in unrealized appreciation (depreciation)	(20,532,932)	9,705,807	(59,060,900)	9,550,353
Net increase (decrease) in net assets from operations	(9,424,223)	4,000,856	(58,365,078)	25,406,934
Distributions to shareholders from:
Net investment income Class Y-3	(1,175,976)	(619,051)	(5,646,549)	(3,516,305)
Total distributions from net investment income	(1,175,976)	(619,051)	(5,646,549)	(3,516,305)
Net realized gains Class Y-3	(10,166,651)	(3,977,240)	(23,536,160)	(4,743,710)
Total distributions from net realized gains	(10,166,651)	(3,977,240)	(23,536,160)	(4,743,710)
Net share transactions (Note 5): Class Y-3	93,662,160	118,483,467	149,735,299	100,091,922
Increase in net assets resulting from net shares transactions	93,662,160	118,483,467	149,735,299	100,091,922
Net increase in net assets	72,895,310	117,888,032	62,187,512	117,238,841
Net assets:
Beginning of year	308,879,414	190,991,382	314,037,998	196,799,157
End of year	$381,774,724	$308,879,414	$376,225,510	$314,037,998
Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(9,580)	$450,891	$1,890,616	$1,316,158

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets — (Continued)

	MGI US Small/Mid Cap Growth Equity Fund		MGI US Small/Mid Cap Value Equity Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007	Year Ended March 31, 2008	Year Ended March 31, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$(611,856)	$(426,287)	$1,370,559	$844,638
Net realized gain (loss)	9,906,323	5,278,854	1,088,708	6,863,035
Change in unrealized appreciation (depreciation)	(28,269,528)	(1,195,264)	(30,375,349)	230,962
Net increase (decrease) in net assets from operations	(18,975,061)	3,657,303	(27,916,082)	7,938,635
Distributions to shareholders from:
Net investment income Class Y-3	—	—	(1,070,079)	(583,954)
Total distributions from net investment income	—	—	(1,070,079)	(583,954)
Net realized gains Class Y-3	(12,281,434)	(6,464,285)	(5,561,366)	(4,705,779)
Total distributions from net realized gains	(12,281,434)	(6,464,285)	(5,561,366)	(4,705,779)
Net share transactions (Note 5): Class Y-3	60,440,800	47,645,070	60,548,915	32,738,133
Increase in net assets resulting from net shares transactions	60,440,800	47,645,070	60,548,915	32,738,133
Net increase in net assets	29,184,305	44,838,088	26,001,388	35,387,035
Net assets:
Beginning of year	132,178,040	87,339,952	118,165,794	82,778,759
End of year	$161,362,345	$132,178,040	$144,167,182	$118,165,794
Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(716)	$8,740	$41,520	$229,623

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets — (Continued)

	MGI Non-US Core Equity Fund		MGI Core Opportunistic Fixed Income Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007*	Year Ended March 31, 2008	Year Ended March 31, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,165,240	$1,978,376	$24,355,432	$15,670,195
Net realized gain (loss)	28,984,638	2,489,043	8,177,210	630,693
Change in unrealized appreciation (depreciation)	(56,795,440)	50,433,904	(10,640,110)	3,007,436
Net increase (decrease) in net assets from operations	(14,645,562)	54,901,323	21,892,532	19,308,324
Distributions to shareholders from:
Net investment income Class Y-3	(8,900,944)	(731,228)	(22,307,876)	(12,732,897)
Total distributions from net investment income	(8,900,944)	(731,228)	(22,307,876)	(12,732,897)
Net realized gains Class Y-3	(30,481,897)	—	—	—
Total distributions from net realized gains	(30,481,897)	—	—	—
Net share transactions (Note 5): Class Y-3	203,103,556	421,181,091	61,842,197	249,747,719
Increase in net assets resulting from net shares transactions	203,103,556	421,181,091	61,842,197	249,747,719
Net increase in net assets	149,075,153	475,351,186	61,426,853	256,323,146
Net assets:
Beginning of year	475,351,186	—	465,912,913	209,589,767
End of year	$624,426,339	$475,351,186	$527,339,766	$465,912,913
Undistributed (distributions in excess of) net investment income included in net assets at end of year	$3,318,446	$(56,895)	$8,167,282	$5,539,949

*  Fund commenced operations on August 18, 2006.

See accompanying notes to the financial statements.

MGI Funds

Statements of Changes in Net Assets — (Continued)

	MGI US Short Maturity Fixed Income Fund
	Year Ended March 31, 2008	Year Ended March 31, 2007
Increase in net assets:
Operations:
Net investment income (loss)	$2,966,447	$890,768
Net realized gain (loss)	(66,467)	(41,555)
Change in unrealized appreciation (depreciation)	(619,914)	119,618
Net increase in net assets from operations	2,280,066	968,831
Distributions to shareholders from:
Net investment income Class Y-3	(2,550,586)	(806,579)
Total distributions from net investment income	(2,550,586)	(806,579)
Net share transactions (Note 5): Class Y-3	3,933,991	41,582,370
Increase in net assets resulting from net shares transactions	3,933,991	41,582,370
Net increase in net assets	3,663,471	41,744,622
Net assets:
Beginning of year	58,508,949	16,764,327
End of year	$62,172,420	$58,508,949
Undistributed net investment income included in net assets at end of year	$699,868	$279,819

See accompanying notes to the financial statements.

MGI US Large Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$10.54	$10.58	$10.00
Net investment income†	0.03	0.04	0.02
Net realized and unrealized gain (loss) on investments	(0.06)	0.09	0.62
Total from investment operations	(0.03)	0.13	0.64
Less dividends and distributions:
From net investment income	(0.03)	(0.02)	(0.01)
From net realized gain on investments	(0.28)	(0.15)	(0.05)
Total dividends and distributions	(0.31)	(0.17)	(0.06)
Net asset value at end of period	$10.20	$10.54	$10.58
Total investment return(b)	(0.55)%	1.28%	6.35	%**
Ratios/Supplemental Data:
Net investment income to average net assets	0.25%	0.40%	0.34	%*
Net expenses to average daily net assets	0.57%	0.57%	0.55	%*
Total expenses (before reimbursements) to average daily net assets	0.68%	0.75%	0.90	%*
Portfolio turnover rate	129%	77%	63	%**
Net assets at end of period (in 000's)	$381,775	$308,879	$190,991

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

The accompanying notes are an integral part of these financial statements.

MGI US Large Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$11.77	$10.82	$10.00
Net investment income†	0.20	0.19	0.11
Net realized and unrealized gain (loss) on investments	(1.77)	1.10	0.79
Total from investment operations	(1.57)	1.29	0.90
Less dividends and distributions:
From net investment income	(0.16)	(0.14)	(0.03)
From net realized gain on investments	(0.65)	(0.20)	(0.05)
Total dividends and distributions	(0.81)	(0.34)	(0.08)
Net asset value at end of period	$9.39	$11.77	$10.82
Total investment return(b)	(13.95)%	11.98%	9.03	%**
Ratios/Supplemental Data:
Net investment income to average net assets	1.76%	1.67%	1.66	%*
Net expenses to average daily net assets	0.55%	0.55%	0.53	%*
Total expenses (before reimbursements) to average daily net assets	0.67%	0.72%	0.88	%*
Portfolio turnover rate	132%	67%	22	%**
Net assets at end of period (in 000's)	$376,226	$314,038	$196,799

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

The accompanying notes are an integral part of these financial statements.

MGI US Small/Mid Cap Growth Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$11.66	$11.99	$10.00
Net investment loss†	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.94)	0.37	2.15
Total from investment operations	(0.99)	0.32	2.12
Less dividends and distributions:
From net realized gain on investments	(0.83)	(0.65)	(0.13)
Total dividends and distributions	(0.83)	(0.65)	(0.13)
Net asset value at end of period	$9.84	$11.66	$11.99
Total investment return(b)	(9.40)%	2.75%	21.32	%**
Ratios/Supplemental Data:
Net investment loss to average net assets	(0.39)%	(0.43)%	(0.41	)%*
Net expenses to average daily net assets	0.92%	0.92%	0.90	%*
Total expenses (before reimbursements) to average daily net assets	1.07%	1.15%	1.44	%*
Portfolio turnover rate	95%	77%	72	%**
Net assets at end of period (in 000's)	$161,362	$132,178	$87,340

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

The accompanying notes are an integral part of these financial statements.

MGI US Small/Mid Cap Value Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$11.32	$11.03	$10.00
Net investment income†	0.10	0.10	0.02
Net realized and unrealized gain (loss) on investments	(2.13)	0.75	1.05
Total from investment operations	(2.03)	0.85	1.07
Less dividends and distributions:
From net investment income	(0.07)	(0.06)	(0.01)
From net realized gain on investments	(0.37)	(0.50)	(0.03)
Total dividends and distributions	(0.44)	(0.56)	(0.04)
Net asset value at end of period	$8.85	$11.32	$11.03
Total investment return(b)	(18.26)%	7.90%	10.79	%**
Ratios/Supplemental Data:
Net investment income to average net assets	1.01%	0.93%	0.25	%*
Net expenses to average daily net assets	0.92%	0.92%	0.90	%*
Total expenses (before reimbursements) to average daily net assets	1.07%	1.17%	1.33	%*
Portfolio turnover rate	71%	139%	23	%**
Net assets at end of period (in 000's)	$144,167	$118,166	$82,779

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

The accompanying notes are an integral part of these financial statements.

MGI Non-US Core Equity Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/08	Period ended 03/31/07(a)
Net asset value at beginning of period	$13.76	$12.17
Net investment income†	0.32	0.06
Net realized and unrealized gain (loss) on investments	(0.41)	1.55
Total from investment operations	(0.09)	1.61
Less dividends and distributions:
From net investment income	(0.21)	(0.02)
From net realized gain on investments	(0.70)	—
Total dividends and distributions	(0.91)	(0.02)
Net asset value at end of period	$12.76	$13.76
Total investment return(b)	(1.09)%	13.24	%**
Ratios/Supplemental Data:
Net investment income to average net assets	2.28%	0.75	%*
Net expenses to average daily net assets	0.82%	0.82	%*
Total expenses (before reimbursements) to average daily net assets	0.96%	1.06	%*
Portfolio turnover rate	72%	36	%**
Net assets at end of period (in 000's)	$624,426	$475,351

(a)  Class commenced operations on August 18, 2006.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

The accompanying notes are an integral part of these financial statements.

MGI Core Opportunistic Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$10.21	$9.89	$10.00
Net investment income†	0.51	0.48	0.27
Net realized and unrealized gain (loss) on investments	(0.10)	0.14	(0.27)
Total from investment operations	0.41	0.62	0.00
Less dividends and distributions:
From net investment income	(0.38)	(0.30)	(0.11)
Total dividends and distributions	(0.38)	(0.30)	(0.11)
Net asset value at end of period	$10.24	$10.21	$9.89
Total investment return(b)	4.08%	6.30%	(0.02	)%**
Ratios/Supplemental Data:
Net investment income to average net assets	4.94%	4.74%	4.31	%*
Net expenses to average daily net assets	0.37%	0.37%	0.35	%*
Total expenses (before reimbursements) to average daily net assets	0.48%	0.55%	0.76	%*
Portfolio turnover rate	229%	244%	282	%**
Net assets at end of period (in 000's)	$527,340	$465,912	$209,590

(a)  Class commenced operations on August 15, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

The accompanying notes are an integral part of these financial statements.

MGI US Short Maturity Fixed Income Fund

Financial Highlights
(For a Class Y-3 share outstanding throughout each period)

	Year ended 03/31/08	Year ended 03/31/07	Period ended 03/31/06(a)
Net asset value at beginning of period	$10.05	$9.98	$10.00
Net investment income†	0.49	0.48	0.24
Net realized and unrealized gain (loss) on investments	(0.11)	0.06	(0.11)
Total from investment operations	0.38	0.54	0.13
Less dividends and distributions:
From net investment income	(0.42)	(0.47)	(0.15)
Total dividends and distributions	(0.42)	(0.47)	(0.15)
Net asset value at end of period	$10.01	$10.05	$9.98
Total investment return(b)	3.72%	5.51%	1.34	%**
Ratios/Supplemental Data:
Net investment income to average net assets	4.80%	4.76%	4.00	%*
Net expenses to average daily net assets	0.32%	0.32%	0.30	%*
Total expenses (before reimbursements) to average daily net assets	0.49%	1.00%	1.31	%*
Portfolio turnover rate	131%	186%	121	%**
Net assets at end of period (in 000's)	$62,172	$58,509	$16,764

(a)  Class commenced operations on August 22, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the periods shown.

†  Computed using average shares outstanding throughout the year.

*  Annualized.

**  Not annualized.

The accompanying notes are an integral part of these financial statements.

MGI Funds

Notes to the Financial Statements
March 31, 2008

1.  Organization

MGI Funds (the "Trust") consists of seven series as follows: MGI US Large Cap Growth Equity Fund ("Large Cap Growth"), MGI US Large Cap Value Equity Fund ("Large Cap Value"), MGI US Small/Mid Cap Growth Equity Fund ("Small/Mid Cap Growth"), MGI US Small/Mid Cap Value Equity Fund ("Small/Mid Cap Value"), MGI Non-US Core Equity Fund ("Non-US Core Equity"), MGI Core Opportunistic Fixed Income Fund ("Core Opportunistic"), and MGI US Short Maturity Fixed Income Fund ("Short Maturity"), collectively referred to as "the Funds". The Trust is a Delaware statutory trust, established on March 11, 2005. The Trust is registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). The Funds are managed by Mercer Global Investments, Inc. (the "Advisor") and are classified as "non-diversified" for the purposes of the 1940 Act which means that each Fund is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

The investment objectives of the Funds are:

Fund	Investment Objective
Large Cap Growth	Capital appreciation and income

Large Cap Value	Capital appreciation and income

Small/Mid Cap Growth	Capital appreciation

Small/Mid Cap Value	Capital appreciation

Non-US Core Equity	Capital appreciation and income

Core Opportunistic	Current income and capital appreciation

Short Maturity	Safety of principal, moderate level of income

Each Fund offers interest in four classes of shares: Class S, Class Y-1, Class Y-2 and Class Y-3. The principal difference in the classes of shares is the level of shareholder service, marketing and administrative fees borne by the classes. As of March 31, 2008, only Class Y-3 had commenced operations in each of the Funds.

2.  Significant Accounting Policies

The following are significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America, herein after referred to as Generally Accepted Accounting Principles ("GAAP"). The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Security Valuation

Portfolio securities listed on an exchange normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last reported bid price using prices as of the close of trading. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by the Advisor as the primary market. Securities traded in the over-the-counter market and listed on the Nasdaq Stock Market ("NASDAQ") normally are valued at the NASDAQ Official Closing Price ("NOCP"); other over-the-counter securities are valued at the last bid price available to valuation (other than short-term investments that mature in 60 days or less, which are valued as described below). Investments in investment companies are valued at their net asset value.

Where market quotations are readily available, portfolio securities are valued based on market quotations, provided those quotations adequately reflect, in the judgment of the Advisor, the fair value of the security. Where those market quotations are not readily available, securities valued based on appraisals received from a pricing service using a

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

computerized matrix system or based on appraisals derived from information concerning the securities and other assets are valued at fair value as determined in good faith by or under the direction of the Board of Trustees (the "Board"). It should be recognized that judgment often plays a greater role in valuing thinly traded securities, including many lower rated bonds, than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available. The amortized cost method of valuation, which approximates fair value, is used to value debt obligations and money market instruments with 60 days or less remaining until maturity, unless the Board determines that this does not represent fair value.

The application of fair value pricing represents a good faith determination based on specific procedures. There can be no assurance that a Fund could obtain the fair value assigned to the security if the Fund were to sell the security at approximately the time at which the Fund determines its net asset value ("NAV") per share.

During the current fiscal year, the U.S. markets encountered a substantial reduction in liquidity for certain mortgage and credit products traded over the counter. Future liquidity in the marketplace is not guaranteed and this may result in certain investments being disposed of at a price different from the recorded value, since the market price of these investments generally is more volatile than that of more liquid investments. This may result in the Funds incurring greater losses on the sale of some porfolio investmens than under more stable market conditions. Such losses may adversly impact the Funds' performance.

The value of asset-backed and collateralized mortgage securities held by the MGI Core Opportunistic Fixed Income Fund and the MGI US Short Maturity Fixed Income Fund was $425,398,737 and $27,922,976, representing 80.7% and 44.9%, respectively.

(b) Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable withholding taxes, is recorded on ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis, and is adjusted for amortization of premium and discounts. Income is not recognized, nor are premium and discount amortized on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of these securities is recorded as interest income. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

(c) Cash and short term investments

A Fund may invest a portion of its assets in short-term debt securities (including repurchase agreements and reverse repurchase agreements) of corporations, the U.S. government and its agencies and instrumentalities and banks and finance companies, which may be denominated in any currency.

A Fund may invest a portion of its assets in shares issued by money market mutual funds. A Fund also may invest in collective investment vehicles that are managed by an unaffiliated investment manager, pending investment of the Fund's assets in portfolio securities. When unusual market conditions warrant, a Fund may make substantial temporary defensive investments in cash equivalents, up to a maximum of 100% of its net assets. Cash equivalent holdings may be in any currency. When a Fund invests for temporary defensive purposes, such investments may affect the Fund's ability to achieve its investment objective.

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

(d) Security lending

A Fund may lend its portfolio securities to qualified broker-dealers and financial institutions pursuant to agreements, provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) the Fund may call the loan at any time and receive the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Collateral will consist of U.S. and non-U.S. securities, cash equivalents or irrevocable letters of credit. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of a borrower of a Fund's portfolio securities. A Fund may not retain voting rights on securities while they are on loan.

The Funds participate in a securities lending program under which the Funds' custodian, State Street Bank & Trust Company (the "Custodian"), is authorized to lend Fund portfolio securities to qualified broker-dealers and financial institutions that post appropriate collateral. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. The Custodian receives a portion of the interest earned on any reinvested collateral. The market value of securities on loan to borrowers and the value of collateral held by the Funds with respect to such loans at March 31, 2008 were as follows:

	Market Value of Loaned Securities	Value of Collateral
Large Cap Growth	$166,071,188	$169,928,116
Large Cap Value	128,365,074	131,396,499
Small/Mid Cap Growth	52,793,646	54,126,535
Small/Mid Cap Value	79,981,553	82,243,494
Non-US Core	33,992,569	35,772,185
Core Opportunistic	18,018,883	18,386,876
Short Maturity	499,823	510,188

(e) Repurchase agreements

A Fund may enter into a repurchase agreement where it purchases securities from a bank or broker-dealer who simultaneously agree to repurchase the securities at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. As a result, a repurchase agreement provides a fixed rate of return insulated from market fluctuations during the term of the agreement. Repurchase agreements will be fully collateralized and the collateral will be marked-to-market daily. A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreement, together with any other illiquid securities held by the Fund, would exceed 15% of the value of the net assets of the Fund. At March 31, 2008, the Funds did not have any open repurchase agreements.

(f) Reverse repurchase agreements

A Fund may enter into reverse repurchase agreements which involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed to be creditworthy, concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price, which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio securities involved. In connection with each reverse repurchase agreement transaction, a Fund will direct the Custodian to designate cash, U.S. government securities, equity securities and/or investment and non-investment grade debt securities as segregated assets of the Fund in an amount equal to the repurchase price. When engaging in (or purchasing) reverse repurchase agreements, when-issued securities, options, futures, forward contracts or other

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

derivative transactions, a Fund will cause the Custodian to earmark on the Custodian's books cash, U.S. government securities or other liquid portfolio securities, which shall be unencumbered and marked-to-market daily.

A reverse repurchase agreement involves the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are considered to be borrowings under the 1940 Act and as such, are subject to the same investment limitations. At March 31, 2008, the Funds did not have any open reverse repurchase agreements.

(g) Swaps

Swap contracts are derivatives in the form of a contract or similar instrument, which is an agreement to exchange the return generated by one instrument for the return generated by another instrument. A Fund may engage in swaps, including, but not limited to, interest rate, currency, credit default and index swaps and the purchase or sale of related caps, floors, collars, and other derivative instruments. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) with respect to a notional amount of principal. Currency swaps involve the exchange of cash flows on a notional amount based on changes in the values of referenced currencies.

The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling the cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of an interest rate floor entitles the purchaser to receive payments on a notional principal amount from the party selling the floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return with a predetermined range of interest rates or values.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If an advisor or a subadvisor is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would be less favorable than it would have been if this investment technique were never used. Swaps do not involve the delivery of securities or other underlying assets or principal, and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract using the appropriate methodology prescribed by the Internal Revenue Service.

The equity swaps in which a Fund may invest involve agreements with a counterparty. The return to a Fund on any equity swap contract will be the total return on the notional amount of the contract as if it were invested in the stocks comprising the contract index in exchange for an interest component based on the notional amount of the agreement. A Fund will only enter into an equity swap contract on a net basis, i.e., the two parties' obligations are netted out, with the Fund paying or receiving, as the case may be, only the net amount of the payments. Payments under an equity swap contract may be made at the conclusion of the contract or periodically during its term.

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that a swap contract counterparty will be able to meet its obligations pursuant to a swap contract or that, in the event of a default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to a swap contract. However, the amount at risk is only the net unrealized gain, if any, on the swap, not the entire notional amount. The subadvisor that enters into the swap agreement will closely monitor, subject to the oversight of the Board, the creditworthiness of swap counterparties in order to minimize the risk of swaps.

The Fund will accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap agreements on the Statements of Assets and Liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statements of Operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation of swap agreements. At March 31, 2008, the Funds had no open swap contracts.

(h) Futures

A futures contract is a contractual agreement to buy or sell a specific amount of a commodity or financial instrument at a predetermined price on a stipulated future date. A Fund may enter into contracts for the purchase or sale for future delivery of securities, indices and foreign currencies. Futures contracts may be opened to protect against the adverse effects of fluctuations in security prices, interest or foreign exchange rates without actually buying or selling the securities or foreign currency. A Fund also may enter into futures contracts as a low cost method for gaining or reducing exposure to a particular currency or securities market without directly investing in those currencies or securities.

A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to a Fund of the securities or foreign currency called for by the contract at a specified price during a specified future date. When a futures contract is sold, a Fund incurs a contractual obligation to deliver the securities or foreign currency underlying the contract at a specified price on a specified date.

Upon entering into a futures contract, a Fund must deliver to the futures commission merchant selected by the Fund an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Futures contracts are marked to market daily and the change in value is recorded by the Fund as a variation margin payable or receivable. The fund recognizes gains and losses on futures contracts in addition to the variation margin, which gains and losses are considered realized at the time the contracts expire or close.

While futures contracts provide for the delivery of securities, deliveries usually do not occur. Contracts are generally terminated by entering into offsetting transactions.

See the Core Opportunistic and the Non-US Core Equity Schedules of Investments for a listing of open futures contracts as of March 31, 2008.

(i) Options

The Funds may purchase and sell (write) put and call options on debt securities and indices to enhance investment performance, manage duration, or protect against changes in market prices. The Funds may also buy and sell combinations of put and call options on the same underlying security, currency or index. Short (sold) options positions will generally be hedged by the Funds with cash, cash equivalents, current portfolio security holdings, or other options or futures positions.

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

When the Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the cost basis of the lots sold are decreased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments.

The Fund's use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Fund's exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

See the Core Opportunistic Fund Schedule of Investments for a listing of open options contracts as of March 31, 2008.

A summary of open written option contracts for the Core Opportunistic Fund at March 31, 2008, is as follows:

	Number of Contracts	Premiums Received
Options outstanding at March 31, 2007	218	$80,054
Options written	1,447	867,003
Options terminated in closing purchase transactions	(462)	(267,431)
Options expired	(901)	(456,495)
Options outstanding at March 31, 2008	302	$223,131

(j) Foreign currency translation

The books and records of each Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities are translated into US dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at exchange rates prevailing on the dates of such transactions. Unrealized gains and losses that result from changes in foreign currency exchange rates have been included in the unrealized gains (losses) on foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the purchase settlement date and subsequent sale trade date is included in realized gains and losses on investment transactions.

(k) Forward foreign currency contracts

The Funds may purchase or sell currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to manage currency risk.

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

Forward foreign currency contracts are traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades. The Funds will account for forward contracts by marking-to-market each day at current forward contract values. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The Funds will only enter into forward contracts to sell, for a fixed amount of U.S. dollars or other appropriate currency, an amount of foreign currency, to the extent that the value of the short forward contract is covered by the underlying value of securities denominated in the currency being sold. Alternatively, when a Fund enters into a forward contract to sell an amount of foreign currency, the Fund's custodian or sub-custodian will segregate assets in a segregated account of the Fund in an amount not less than the value of the Fund's total assets committed to the consummation of such forward contracts. If the additional segregated assets placed in the segregated account decline, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts.

See the Core Opportunistic and the Non-US Core Equity Schedule of Investments for a listing of open forward foreign currency contracts as of March 31, 2008.

(l) Short sales

A Fund may from time to time sell securities short. In the event that a subadvisor anticipates that the price of a security will decline, it may sell the security short and borrow the same security from a broker or other institution to complete the sale. A Fund will incur a gain or a loss, depending upon whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund must replace the borrowed security. All short sales will be fully collateralized. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include the risk that possible losses from short sales may be unlimited (e.g., if the price of a stock sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and a Fund may be unable to replace a borrowed security sold short. As of March 31, 2008 none of the Funds held securities sold short.

(m) When-issued/TBA securities

Purchasing securities "when-issued" is a commitment by a Fund to buy a security before the security is actually issued. A Fund may purchase securities offered on a "when-issued" or "forward delivery" basis. When so offered, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued or forward delivery securities take place at a later date. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest on the when-issued or forward delivery security accrues to the purchaser. While when-issued or forward delivery securities may be sold prior to the settlement date, it is intended that a Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time a Fund makes the commitment to purchase a security on a when-issued or forward delivery basis, the Fund will record the transaction and reflect the value of the security in determining its net asset value. The market value of when-issued or forward delivery securities may be more or less than the purchase price. See the Core Opportunistic Schedule of Investments for TBA sale commitments and when-issued securities held as of March 31, 2008.

(n) Exchange-traded index securities

A Fund may invest in exchange-traded index securities that are currently operational and that may be developed in the future. Exchange-traded index securities generally trade on the American Stock Exchange or New York Stock

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

Exchange and are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of the Fund's investment. These securities generally bear certain operational expenses. To the extent that a Fund invests in these securities, the Fund must bear these expenses in addition to the expenses of its own operation.

(o) Real estate investment trusts

The Funds may invest in real estate investment trusts ("REITs") which pool investors' funds for investment, primarily in income producing real estate or real estate-related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement to distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.

A shareholder in a Fund, by investing in REITs through the Fund, will bear not only the shareholder's proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or the REIT's failure to maintain exemption from registration under the 1940 Act.

(p) Indexed securities

The Funds may invest in indexed securities where the redemption values and/or coupons are linked to the prices of other securities, securities indices, or other financial indicators. The Funds use indexed securities to increase or decrease their exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for open indexed securities held by the Core Opportunistic Fund as of March 31, 2008.

(q) Taxes and distributions

The Funds intend to qualify each year as regulated investment companies under the Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Funds intend to distribute substantially all of their net investment income and net realized short-term and long-term gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Funds' policy is to declare and pay distributions from net investment income and net realized short-term and long-term gains at least annually. All distributions are paid in shares of the Funds, at net asset value, unless the shareholder elects to receive cash distributions.

(r) Allocation of expenses and operating income

The majority of expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of each Fund. Investment income, common expenses and realized and unrealized gains and losses are allocated pro-rata between each class of shares of each Fund based on the relative net assets of each class.

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

(s) Redemption fees

While none of the Funds' classes have initial or contingent deferred sales charges on purchases of Fund shares, redemptions of Fund shares held less than 30 days are assessed a 2% short term trading fee.

(t) Mortgage-Related and other Asset-Backed securities

The Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities represent an interest in a pool of mortgages. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interest in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types on real and personal property, and receivables from credit card agreements. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Fund to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

One type of stripped mortgage backed security has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). Payments received for the IOs are included in interest income on the Statement of Operations. Because principal will not be received at the maturity of an IO, adjustments are made to the cost basis of the security on a daily basis until maturity. These adjustments are included in interest income on the Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

(u) Indemnities

In the normal course of business, the Funds enter into contracts that require them to provide a variety of representations or general indemnification for certain liabilities. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.  Fees and other transactions with affiliates

The Advisor provides investment advisory services to each Fund pursuant to an investment management agreement. Pursuant to the investment management agreement, each Fund pays the Advisor a fee for managing the Fund's investments at an annual rate of:

	Assets up to $750 million	Assets in excess of $750 million
Large Cap Growth	0.55%	0.53%
Large Cap Value	0.53%	0.51%
Small/Mid Cap Growth	0.90%	0.90%
Small/Mid Cap Value	0.90%	0.90%
Non-US Core	0.75%	0.73%
Core Opportunistic	0.35%	0.33%
Short Maturity	0.25%	0.23%

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

The Advisor provides certain internal administrative services to the Class S, Class Y-1 and Class Y-2 shares of the Funds, for which the Advisor receives a fee of 0.15%, 0.10% and 0.05% of the average daily net assets of the Class S, Class Y-1 and Class Y-2 shares of the Funds, respectively. These internal administrative services include attending to shareholder correspondence, assisting with the processing of purchases and redemptions of shares, preparing and disseminating information and documents for use by beneficial shareholders and monitoring and overseeing non-advisory relationships with entities providing services to the Class S, Class Y-1 and Class Y-2 shares, including the transfer agent.

The Funds have adopted a plan of marketing and service, or "12b-1 plan" to finance the provision of certain shareholder services to the owners of Class S and Class Y-1 shares of the Funds. The plan provides for payments at annual rates (based on average net assets) of up to 0.25% if each Fund's Class S and Class Y-1 shares.

The Trust, with respect to each Fund, and the Advisor have entered into a written contractual fee waiver and expense reimbursement agreement pursuant to which the Advisor has agreed to waive a portion of its fees and/or reimburse expenses. For the year ended March 31, 2008, the fees were reimbursed to the extent that each Fund's class expenses would exceed the net expense rates as set forth below of average daily net assets of the Fund class. Pursuant to the expense reimbursement agreement, the Advisor is entitled to be reimbursed for any fees the Advisor waives and Fund expenses that the Advisor reimburses for a period of three years following such fee waivers and expense reimbursements, to the extent that such reimbursement of the Advisor by a Fund will not cause the Fund to exceed any applicable expense limitation that is in place for the Fund.

	Class S	Class Y-1	Class Y-2	Class Y-3
Large Cap Growth	1.07%	1.02%	0.72%	0.57%
Large Cap Value	1.05%	1.00%	0.70%	0.55%
Small/Mid Cap Growth	1.42%	1.37%	1.07%	0.92%
Small/Mid Cap Value	1.42%	1.37%	1.07%	0.92%
Non-US Core	1.32%	1.27%	0.97%	0.82%
Core Opportunistic	0.87%	0.82%	0.52%	0.37%
Short Maturity	0.82%	0.77%	0.47%	0.32%

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short term investments, for the year ended March 31, 2008, were as follows:

	Long-Term U.S. Government Securities	Other Long-Term Securities
Purchases
Large Cap Growth	$—	$533,979,106
Large Cap Value	—	587,554,613
Small/Mid Cap Growth	—	195,597,406
Small/Mid Cap Value	—	150,634,917
Non-US Core	—	566,231,651
Core Opportunistic	762,392,369	279,429,181
Short Maturity	64,869,205	37,708,018

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

	Long-Term U.S. Government Securities	Other Long-Term Securities
Sales
Large Cap Growth	$—	$453,766,706
Large Cap Value	—	462,603,067
Small/Mid Cap Growth	—	145,855,444
Small/Mid Cap Value	—	95,989,227
Non-US Core	—	401,204,214
Core Opportunistic	752,998,892	177,003,939
Short Maturity	50,778,481	24,364,603

5.   Share transactions

Each Fund is authorized to issue an unlimited number of shares of beneficial interest without par value. Transactions in Fund shares were as follows:

Large Cap Growth
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	11,556,606	$131,396,658	11,537,800	$121,537,782
Shares issued to shareholders in reinvestment of distributions	996,716	11,342,627	436,910	4,596,291
Shares repurchased	(4,409,590)	(49,077,125)	(732,916)	(7,650,606)
Net increase (decrease)	8,143,732	$93,662,160	11,241,794	$118,483,467
Large Cap Value
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	14,139,729	$161,279,470	9,593,322	$112,387,618
Shares issued to shareholders in reinvestment of distributions	2,822,312	29,182,709	705,659	8,259,748
Shares repurchased	(3,572,064)	(40,726,880)	(1,800,868)	(20,555,444)
Net increase (decrease)	13,389,977	$149,735,299	8,498,113	$100,091,922

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

Small/Mid Cap Growth
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	5,916,332	$71,114,738	3,941,271	$46,507,033
Shares issued to shareholders in reinvestment of distributions	1,093,627	12,281,434	565,060	6,464,285
Shares repurchased	(1,956,118)	(22,955,372)	(450,514)	(5,326,248)
Net increase (decrease)	5,053,841	$60,440,800	4,055,817	$47,645,070
Small/Mid Cap Value
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	6,929,904	$72,477,590	3,471,761	$38,812,673
Shares issued to shareholders in reinvestment of distributions	690,776	6,631,445	482,951	5,289,733
Shares repurchased	(1,770,626)	(18,560,120)	(1,026,204)	(11,364,273)
Net increase (decrease)	5,850,054	$60,548,915	2,928,508	$32,738,133
Non-US Core Equity
	Year Ended March 31, 2008		Period from August 18, 2006 (commencement of operations) March 31, 2007
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	16,417,514	$233,893,655	11,003,132	$137,098,816
Shares issued through in-kind contributions	—	—	25,716,099	312,964,928
Shares issued to shareholders in reinvestment of distributions	2,876,760	39,382,841	55,347	731,228
Shares repurchased	(4,896,831)	(70,172,940)	(2,234,480)	(29,613,881)
Net increase (decrease)	14,397,443	$203,103,556	34,540,098	$421,181,091

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

Core Opportunistic
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	34,302,707	$353,417,155	28,078,997	$286,075,522
Shares issued to shareholders in reinvestment of distributions	2,197,821	22,307,876	1,257,721	12,732,897
Shares repurchased	(30,641,546)	(313,882,834)	(4,897,016)	(49,060,700)
Net increase (decrease)	5,858,982	$61,842,197	24,439,702	$249,747,719
Short Maturity
	Year Ended March 31, 2008		Year Ended March 31, 2007
	Shares	Amount	Shares	Amount
Class Y-3:
Shares sold	492,659	$5,000,678	4,064,359	$40,816,422
Shares issued to shareholders in reinvestment of distributions	254,296	2,550,586	81,172	806,579
Shares repurchased	(357,572)	(3,617,273)	(4,051)	(40,631)
Net increase (decrease)	389,383	$3,933,991	4,141,480	$41,582,370

6.  Federal Income Taxes

As of March 31, 2008, the cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Large Cap Growth	$561,099,477	$21,694,503	$(33,575,686)	$(11,881,183)
Large Cap Value	563,311,835	11,744,658	(66,459,134)	(54,714,476)
Small/Mid Cap Growth	237,349,893	9,021,041	(31,494,320)	(22,473,279)
Small/Mid Cap Value	250,037,383	6,109,480	(29,687,348)	(23,577,868)
Non-US Core	662,463,298	46,154,659	(56,135,968)	(9,981,309)
Core Opportunistic	692,772,882	8,759,699	(19,403,506)	(10,643,807)
Short Maturity	64,591,738	926,373	(1,549,240)	(622,867)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to wash sale loss deferrals, real estate investment trust and other basis adjustments.

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

As of March 31, 2008, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) disclosed below as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Losses and Other Temporary Differences	Total Distributable Earnings
Large Cap Growth	$—	$—	$(9,580)	$(9,580)
Large Cap Value	1,895,853	—	(4,299,308)	(2,403,455)
Small/Mid Cap Growth	—	1,288,747	(1,779)	1,286,968
Small/Mid Cap Value	—	139,985	(1,455)	138,530
Non-US Core	4,592,080	5,789,350	(1,198,745)	9,182,685
Core Opportunistic	14,291,241	2,581,849	(1,663,130)	15,209,960
Short Maturity	700,808	—	(229,733)	471,075

On March 31, 2008, the following Fund had capital loss carryforwards to be utilized in the current period to offset future net capital gains through the indicated expiration dates as follows:

	Expiring October 31
	2014	2015	2016
Short Maturity	$56,196	$89,734	$72,695

For the year ended March 31, 2008, Large Cap Value and Short Maturity have elected to defer to April 2008, post October 2007 capital losses of $4,294,071 and $10,168 respectively. All other differences are temporary losses related to organizational costs.

During the year ended March 31, 2008, the tax character of distributions paid was as follows:

	Distributions Paid from Ordinary Income	Distributions Paid from Long-Term Capital Gain
Large Cap Growth	$1,346,107	$6,516,402
Large Cap Value	10,779,438	18,403,271
Small/Mid Cap Growth	4,696,296	7,585,138
Small/Mid Cap Value	5,340,319	1,291,126
Non-US Core	31,481,175	7,901,666
Core Opportunistic	22,307,876	—
Short Maturity	2,550,586	—

7.  Recently Issued Accounting Pronouncements

Effective June 29, 2007, the Funds implemented Financial Accounting Standards Board ("FASB") Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement No. 109" ("FIN 48"). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Funds and has determined that the adoption of FIN 48 does not have a material impact on the Funds' financial statements. The Trust files U.S. Federal and various state tax returns. No income tax returns are currently under examination. The 2004 through 2007 tax years remain subject to examination by U.S. Federal and most tax authorities.

MGI Funds

Notes to the Financial Statements — (Continued)
March 31, 2008

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" (SFAS No. 157). SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 157 will have on the Fund's financial statement disclosures.

In February 2007, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115." SFAS No. 159 permits entities to elect to measure certain financial assets and liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected will be reported in earnings at each subsequent reporting date. SFAS No. 159 is effective as of the beginning of the first fiscal year that begins after November 15, 2007. Management is currently evaluating the impact the adoption of SFAS No. 159 will have on the Funds' financial statements.

In March 2008, the Financial Accounting Standards board ("FASB") issued Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161"). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds' derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds' financial statement disclosures.

MGI Funds

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of MGI Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MGI Funds comprising MGI US Large Cap Growth Equity Fund, MGI US Large Cap Value Equity Fund, MGI US Small/Mid Cap Growth Equity Fund, MGI US Small/Mid Cap Value Equity Fund, MGI Non-US Core Equity Fund, MGI Core Opportunistic Fixed Income Fund, and MGI US Short Maturity Fixed Income Fund (the "Funds") as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds comprising MGI Funds as of March 31, 2008 and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts
May 27, 2008

MGI Funds

Additional Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund's investment advisor and sub-advisors use to vote proxies relating to the Fund's portfolio securities is available, without charge, upon request, by calling 866-658-9896, and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which when filed, will be available on the Commission's website at http://www.sec.gov. When filed, the Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Code of Ethics

As of March 31, 2008, the Funds will be filing a copy of their code of ethics that applies to the Advisor, the Distributor, each subadvisor or persons performing similar functions with the SEC as an exhibit to its annual report on Form N-CSR. The full report can be viewed on the SEC website at www.sec.gov.

Federal Tax Information

The amount of long-term capital gains paid for the fiscal year ended March 31, 2008 was as follows:

Fund
Large Cap Growth	$6,516,402
Large Cap Value	18,403,271
Small/Mid Cap Growth	7,585,138
Small/Mid Cap Value	1,291,126
Non-US Core Equity	7,901,666

Qualified dividend income ("QDI") received by the Funds through March 31, 2008, that qualified for a reduced tax rate pursuant to the Internal Revenue Code Section 1(h)(11) are as follows:

Fund	QDI
Large Cap Growth	$897,386
Large Cap Value	7,467,844
Small/Mid Cap Growth	454,930
Small/Mid Cap Value	1,636,506
Non-US Core	17,300,003
Core Opportunistic	35,205

MGI Funds

Additional Information (Unaudited) — (Continued)

For corporate shareholders, a portion of the ordinary dividends paid during the Funds' year ended March 31, 2008, qualified for the dividends received reduction, as follows:

Fund
Large Cap Growth	66.67%
Large Cap Value	61.77%
Small/Mid Cap Growth	7.84%
Small/Mid Cap Value	25.62%
Core Opportunistic	.16%

Board Approvals of Investment Management Agreement and Subadvisory Agreements during the period October 1, 2007 through March 31, 2008

November 11, 2007 Board Meeting

MGI US Small/Mid Cap Value Equity Fund — Approval of New Subadvisory Agreement

At a meeting of the Board of Trustees (the "Board" or the "Trustees") of MGI Funds(TM) (the "Trust") held on November 11, 2007 (the "November Meeting"), the Trustees, including the Trustees who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust or Mercer Global Investments, Inc. (the "Advisor" or "MGI") (together, the "Independent Trustees"), considered and approved the proposed subadvisory agreement (the "Proposed NWQ Subadvisory Agreement") between the Advisor and NWQ Investment Management Company, LLC ("NWQ") with respect to the MGI US Small/Mid Cap Value Equity Fund (the "Small Cap Value Fund"). In considering the approval of the Proposed NWQ Subadvisory Agreement, the Board was able to draw on its knowledge of the Trust, the Small Cap Value Fund, and the Trust's other series (the "Series"), as well as the Advisor and NWQ.

At the Board's September 13, 2007 meeting (the "September Meeting"), the Trustees discussed with the Advisor the then-anticipated acquisition (the "Transaction") of Nuveen Investments, Inc. ("Nuveen"), the corporate parent of NWQ, by a private investor group. At the September Meeting, MGI reported that NWQ had informed the Advisor that NWQ did not anticipate any changes to the management of NWQ's allocated portion of the Small Cap Value Fund's investment portfolio as a result of the Transaction, and NWQ had confirmed that the portfolio manager who then managed NWQ's allocated portion of the Small Cap Value Fund's portfolio was expected to continue in that capacity following the closing of the Transaction.

At the November Meeting, the Board met with representatives of NWQ, who attended the Meeting at the request of the Board to address the Transaction, the then-current subadvisory agreement between NWQ and the Advisor, dated June 27, 2006 (the "Prior NWQ Subadvisory Agreement"), and the implications, if any, of the Transaction for the performance of NWQ as a subadvisor to the Small Cap Value Fund. The Advisor recommended to the Trustees at the November Meeting the approval of the Proposed NWQ Subadvisory Agreement, pursuant to which NWQ would continue to serve as a subadvisor to the Small Cap Value Fund because, among other factors: (i) the Transaction was not expected to have a material effect on the nature, extent, or quality of the services provided by NWQ to the Small Cap Value Fund; (ii) as noted earlier, the NWQ portfolio manager who had been responsible for managing NWQ's allocated portion of the Small Cap Value Fund's portfolio since June 27, 2006, the date that NWQ began serving as a subadvisor to the Small Cap Value Fund, will continue to serve in her same capacity following the Transaction; and (iii) the terms of the Proposed NWQ Subadvisory Agreement were identical, in all respects other than the date, to the Prior NWQ Subadvisory Agreement.

The Board considered that the Transaction technically will result in a change in control of Nuveen, and hence, in the assignment and automatic termination, under the 1940 Act, of the Prior NWQ Subadvisory Agreement between

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Additional Information (Unaudited) — (Continued)

NWQ and the Advisor, on behalf of the Small Cap Value Fund. Because of the assignment and the termination of the Prior NWQ Subadvisory Agreement upon the closing of the Transaction, the Trustees, and by a separate vote, the Independent Trustees, approved the Proposed NWQ Subadvisory Agreement, which became effective following the Transaction.

At the November Meeting, the Board reviewed a copy of the Proposed NWQ Subadvisory Agreement. The Board considered that the Proposed NWQ Subadvisory Agreement provided for the same range of services and fees as the Prior NWQ Subadvisory Agreement, and, most importantly, that the Proposed NWQ Subadvisory Agreement, in all ways, was identical to the Prior NWQ Subadvisory Agreement, except for the date. It was recalled that representatives of NWQ had met with the Trustees earlier in the Meeting, at which time NWQ personnel had made a detailed presentation regarding the Transaction and confirmed that the Transaction would not change, in any way, the nature and quality of the services being provided to the Small Cap Value Fund by NWQ. Additionally, given that the fee provided under the Proposed NWQ Subadvisory Agreement was identical to the fee under the Prior NWQ Subadvisory Agreement, the Board's prior deliberations, at the May 24 and 25, 2006 Board meeting, when the Prior NWQ Subadvisory Agreement was approved initially by the Trustees and the Independent Trustees, remained relevant.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the approval of the Proposed NWQ Subadvisory Agreement with respect to the Small Cap Value Fund was in the best interests of the Small Cap Value Fund, and approved the Proposed NWQ Subadvisory Agreement.

February 28, 2008 Board Meeting

MGI US Large Cap Value Equity Fund and MGI US Small/Mid Cap Growth Equity Fund — Approval of New Subadvisory Agreements

At a meeting of the Board of the Trust held on February 28, 2008 (the "February Meeting"), the Trustees, including the Independent Trustees, considered and approved (a) the proposed subadvisory agreement between the Advisor and Eaton Vance Management ("Eaton Vance") with respect to the MGI US Large Cap Value Equity Fund (the "Large Cap Value Fund"), and (b) the proposed subadvisory agreement between the Advisor and Tygh Capital Management, Inc. ("Tygh Capital") with respect to the MGI US Small/Mid Cap Growth Equity Fund (the "Small Cap Growth Fund"). (Eaton Vance and Tygh Capital are each a "Proposed Subadvisor," and together, the "Proposed Subadvisors," and the Large Cap Value Fund and the Small Cap Growth Fund are together the "Funds.")

In considering the approval of the two proposed subadvisory agreements (each a "Proposed Subadvisory Agreement," and together, the "Proposed Subadvisory Agreements"), the Board was able to draw on its knowledge of the Trust, the Funds, and the Series. In addition, the Board took note of its experience with MGI, and the investment management and subadvisory agreements for the Funds and the Series, as well as the memorandum from the Board's independent legal counsel discussing the duties of the Trustees in considering the approval of advisory and subadvisory agreements. The Board was provided with and considered certain information and materials from the Advisor, each Proposed Subadvisor, and counsel, including: (i) copies of the forms of the Proposed Subadvisory Agreements between the Advisor and each Proposed Subadvisor; (ii) the process by which the Advisor reviewed, selected, and recommended each Proposed Subadvisor for the Board's approval, which, in the case of the Large Cap Value Fund, included the Advisor's recommendation that Eaton Vance replace Lord Abbett & Co. LLC ("Lord Abbett"), and in the case of the Small Cap Growth Fund, included the Advisor's rationale for recommending that the Fund utilize a third subadvisor; (iii) the nature, extent, and quality of the services that each Proposed Subadvisor would provide to its respective Fund; (iv) each Proposed Subadvisor's investment management business, portfolio management personnel, operations, prior investment experience, and reputation; (v) the qualifications and experience of the portfolio manager at each Proposed Subadvisor who will be responsible for the day-to-day management of the Proposed Subadvisor's allocated portion of the respective Fund's investment portfolio; (vi) each Proposed

MGI Funds

Additional Information (Unaudited) — (Continued)

Subadvisor's staffing levels and overall resources; (vii) each Proposed Subadvisor's brokerage and trading policies and practices; (viii) the level of subadvisory fees to be charged by each Proposed Subadvisor for its services, and a comparison of those fees to the fees charged by the Proposed Subadvisor to comparable accounts that the Proposed Subadvisor managed, including registered and unregistered investment companies and other pooled investment vehicles, as applicable; (ix) each Proposed Subadvisor's compliance program; (x) each Proposed Subadvisor's historical performance returns managing a similar investment mandate, and a comparison of such performance to a relevant index; and (xi) each Proposed Subadvisor's financial condition. MGI also provided the Trustees with materials discussing the reasons for recommending the Proposed Subadvisors for approval. Further, the Independent Trustees reviewed materials supplied by counsel that were prepared for use by the Board in fulfilling its duties under the 1940 Act. In addition, the Independent Trustees considered their discussions with representatives of the Advisor and representatives of each Proposed Subadvisor, who attended the February Meeting.

In their consideration of the approval of the Proposed Subadvisory Agreements, the Independent Trustees considered the following factors:

(a) The nature, extent, and quality of the services to be provided by the Proposed Subadvisors. The Independent Trustees reviewed the nature, extent, and quality of the services to be provided by each Proposed Subadvisor to the applicable Fund. The Independent Trustees discussed the specific investment management process that each Proposed Subadvisor will employ to manage its allocated portion of the applicable Fund (which had been discussed with each Proposed Subadvisor), the qualifications of the Proposed Subadvisor's portfolio manager and investment management team with regard to implementing the investment mandate relating to its allocated portion of the Fund's investment portfolio that each Proposed Subadvisor would be managing, and the Proposed Subadvisor's performance record as compared to a relevant benchmark. The Independent Trustees considered each Proposed Subadvisor's infrastructure and whether the Proposed Subadvisor's organization appeared to support the Proposed Subadvisor's investment strategy adequately. The Independent Trustees also discussed the Advisor's review, selection, and due diligence process with respect to each Proposed Subadvisor, and the Advisor's favorable assessment as to the nature, extent, and quality of the subadvisory services expected to be provided to the applicable Fund by the Proposed Subadvisor. The Independent Trustees determined that each Fund and its shareholders would benefit from the quality and experience of the Proposed Subadvisor's portfolio manager and the qualifications of the Proposed Subadvisor's investment team. Based on their consideration and review of the foregoing information, the Independent Trustees concluded that the nature, extent, and quality of the subadvisory services anticipated to be provided by each Proposed Subadvisor, as well as each Proposed Subadvisor's ability to render such services based on the Proposed Subadvisor's experience, operations, and resources, were appropriate for the respective Fund, in light of its investment objective, and the mandate relating to the allocated portion of the Fund's investment portfolio that the Proposed Subadvisor would manage.

(b) Investment performance of the Funds and the Proposed Subadvisors. Because neither Eaton Vance nor Tygh Capital was managing an allocated portion of the applicable Fund's investment portfolio, the Independent Trustees could not consider the investment performance of each Proposed Subadvisor with respect to its management of the Fund as a factor in evaluating the Proposed Subadvisory Agreements. However, the Independent Trustees reviewed Eaton Vance's historical investment performance record in managing other accounts and an investment company that were comparable to the Large Cap Value Fund. The Independent Trustees also compared this historical investment performance to a relevant benchmark, and concluded that the historical performance record for Eaton Vance, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Subadvisory Agreement with Eaton Vance. In addition, the Independent Trustees considered Tygh Capital's historical investment performance record in managing other accounts and investment companies that were comparable to the Small Cap Growth Fund. The Independent Trustees also compared this historical investment performance to a relevant benchmark, and concluded that the historical performance record for Tygh Capital, viewed together with the other factors considered by the Independent Trustees, supported a decision to approve the Proposed Subadvisory Agreement with Tygh Capital.

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Additional Information (Unaudited) — (Continued)

(c) Comparison of the services to be rendered by and fees to be paid to the Proposed Subadvisors under other advisory and subadvisory contracts, such as those with other clients; economies of scale. The Independent Trustees discussed the services that would be rendered by each Proposed Subadvisor and evaluated the compensation to be paid to the Proposed Subadvisor by the Advisor for those services. The Independent Trustees noted that the services that Eaton Vance and Tygh Capital would furnish to the Large Cap Value Fund and Small Cap Growth Fund, respectively, appeared to be comparable to the services that each Proposed Subadvisor currently provided to its other advisory and subadvisory clients. The Independent Trustees also considered the fees that will be paid to each Proposed Subadvisor by the Advisor in light of the fees that were charged by the Proposed Subadvisor to its other advisory and subadvisory clients, as disclosed in Part II of the Proposed Subadvisor's Form ADV. The Independent Trustees concluded that each proposed subadvisory fee appeared to compare favorably to the fees charged by each Proposed Subadvisor to its other, similar clients. The Independent Trustees also noted that each Proposed Subadvisor's fee schedule included breakpoints, which indicated that the proposed subadvisory fee schedules were intended to capture certain anticipated economies of scale for the benefit of the Large Cap Value Fund's and Small Cap Growth Fund's shareholders, respectively, in connection with the services provided. In addition, the Independent Trustees considered the Advisor's review, selection, and due diligence process in determining to recommend Eaton Vance as a subadvisor to the Large Cap Value Fund, and Tygh Capital as a subadvisor to the Small Cap Growth Fund, and the Advisor's reasons for concluding that the subadvisory fees to be paid to Eaton Vance for its services to the Large Cap Value Fund, and to Tygh Capital for its services to the Small Cap Growth Fund, were reasonable. The Independent Trustees emphasized in their discussions that the Proposed Subadvisors' subadvisory fees would be paid by the Advisor, and were not additional fees to be borne by the Large Cap Value Fund, the Small Cap Growth Fund, or their shareholders. Based on these discussions, the Independent Trustees concluded that, in light of the quality and extent of the services to be provided, the proposed fees to be paid to each Proposed Subadvisor appeared to be within a reasonable range.

The Independent Trustees also considered the potential "fall-out" or ancillary benefits that may accrue to each Proposed Subadvisor from its relationship with the applicable Fund. It was observed that each Proposed Subadvisor may direct the applicable Fund's brokerage transactions to certain brokers to obtain research and other services. However, the Independent Trustees noted that each subadvisor to the Series, including each Proposed Subadvisor, was required to select brokers who met the applicable Fund's requirements for seeking best execution, and that the Advisor closely monitored and evaluated the subadvisors' trade execution with respect to Fund brokerage transactions on a regular basis, and provided the Board with a quarterly report on these transactions. Since the fees to be paid to each Proposed Subadvisor were the result of arm's-length bargaining between unaffiliated parties, and given the Advisor's economic incentive to negotiate reasonable fees, each Proposed Subadvisor's potential profitability was not considered relevant to the Independent Trustees' deliberations. On the basis of these considerations, the Independent Trustees concluded that, in light of the nature, extent, and quality of the services expected to be provided by Eaton Vance and Tygh Capital, and the proposed fees to be paid to Eaton Vance and Tygh Capital for managing their allocated portions of the Large Cap Value Fund and the Small Cap Growth Fund, respectively, the potential benefits accruing to each Proposed Subadvisor as a result of serving as a subadvisor to the applicable Fund were reasonable.

(d) Other Considerations. In the case of the Large Cap Value Fund, the Independent Trustees considered the Advisor's recommendation that the hiring of Eaton Vance to replace Lord Abbett as a subadvisor would add value by enhancing the benefits of the Trust's multi-manager approach. In addition, the Independent Trustees considered the Advisor's recommendation that Eaton Vance would more effectively complement the investment approach of one of the Large Cap Value Fund's two other subadvisors, Pzena Investment Management, LLC (Pzena"). In the case of the Small Cap Growth Fund, the Independent Trustees considered the Advisor's recommendation that the addition of Tygh Capital as a third subadvisor would complement the Fund's two current subadvisors, Mazama Capital Management, Inc. ("Mazama") and Westfield Capital Management Company, LLC ("Westfield"), and would add value by enhancing the benefits of the Trust's multi-manager approach. In this regard, the Independent Trustees

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Additional Information (Unaudited) — (Continued)

considered the performance of Mazama and Westfield, and the Advisor's explanation of how Tygh Capital was intended to complement the performance of the two subadvisors.

The Independent Trustees also discussed that the addition of Eaton Vance as a subadvisor, replacing Lord Abbett, and the accompanying reallocation of the Large Cap Value Fund's assets among Pzena and Numeric Investors LLC ("Numeric"), the Fund's third subadvisor, should serve to increase portfolio diversification, help to reduce volatility, and improve the risk profile for the Fund, while increasing the potential for positive returns, thereby benefiting shareholders of the Fund. The Independent Trustees also considered that the Advisor could accomplish efficiently and economically the transition from Lord Abbett to Eaton Vance and the reallocation of the Fund's assets among Pzena, Numeric, and Eaton Vance.

Furthermore, the Independent Trustees discussed that the addition of Tygh Capital and the accompanying reallocation of the Small Cap Growth Fund's assets among Mazama, Westfield, and Tygh should serve to increase portfolio diversification, help to reduce volatility, and improve the risk profile for the Fund, while increasing the potential for positive returns, thereby benefiting shareholders of the Fund. The Independent Trustees also considered that the Advisor could accomplish efficiently and economically the transition to add Tygh Capital and to reallocate the Small Cap Growth Fund's assets among Mazama, Westfield, and Tygh Capital.

Conclusion. No single factor was determinative to the Independent Trustees' decisions. Based on these factors, along with the determination of the Advisor at the conclusion of its review, selection, and due diligence process to recommend the Proposed Subadvisors, and such other matters as were deemed relevant, the Independent Trustees concluded that the proposed fee rate for each Proposed Subadvisor was reasonable in relation to the services to be provided. As a result, the Independent Trustees unanimously approved the Proposed Subadvisory Agreements and recommended to the Board the approval of the Agreements as being in the best interests of the Large Cap Value Fund and the Small Cap Growth Fund and their shareholders.

MGI Funds

Understanding Your Fund's Expenses (Unaudited)

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases, redemption fees and certain exchange fees and ongoing costs, including management fees, distribution fees (12b-1 fees), and other fund expenses. These costs are described in more detail in the Funds' prospectus. The examples below are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds. The first line in the table for each Fund shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2007 through September 30, 2007. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual fund returns and expenses. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = $8.60) and multiply the result by the number in the Operating Expenses Incurred column as shown below for your Class. The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

Large Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.57%	1,000.00	894.40	947.20	2.70
Hypothetical	0.57%	1,000.00	1,022.15	1,011.08	2.88

*  Actual expenses are equal to the Class' annualized expense ratio of 0.57%, multiplied by the average account value over the period, multiplied by 183/366

Large Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.55%	1,000.00	829.50	914.75	2.52
Hypothetical	0.55%	1,000.00	1,022.25	1,011.13	2.78

*  Actual expenses are equal to the Class' annualized expense ratio of 0.55%, multiplied by the average account value over the period, multiplied by 183/366

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Understanding Your Fund's Expenses (Unaudited) — (Continued)

Small/Mid Cap Growth — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.92%	1,000.00	832.40	916.20	4.21
Hypothetical	0.92%	1,000.00	1,020.40	1,010.20	4.65

*  Actual expenses are equal to the Class' annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/366

Small/Mid Cap Value — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.92%	1,000.00	860.00	930.00	4.28
Hypothetical	0.92%	1,000.00	1,020.40	1,010.20	4.65

*  Actual expenses are equal to the Class' annualized expense ratio of 0.92%, multiplied by the average account value over the period, multiplied by 183/366

Non-US Core Equity — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.82%	1,000.00	880.90	940.45	3.86
Hypothetical	0.82%	1,000.00	1,020.90	1,010.45	4.14

*  Actual expenses are equal to the Class' annualized expense ratio of 0.82%, multiplied by the average account value over the period, multiplied by 183/366

Core Opportunistic — Class Y-3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.37%	1,000.00	1,025.70	1,012.85	1.87
Hypothetical	0.37%	1,000.00	1,023.15	1,011.58	1.87

*  Actual expenses are equal to the Class' annualized expense ratio of 0.37%, multiplied by the average account value over the period, multiplied by 183/366

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Understanding Your Fund's Expenses (Unaudited) — (Continued)

Short Maturity — Class Y3

Hypothetical Return on $1,000

	Expense Ratio	Beginning Amount	Ending Value	Avg Value	Operating Expense Incurred*
Actual	0.32%	1,000.00	1,011.10	1,005.55	1.61
Hypothetical	0.32%	1,000.00	1,023.40	1,011.70	1.62

*  Actual expenses are equal to the Class' annualized expense ratio of 0.32%, multiplied by the average account value over the period, multiplied by 183/366

MGI Funds

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request, by calling 866-658-9896, or on the SEC website at www.sec.gov.

Independent Trustees

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Robert L. Ash 1166 Avenue of the Americas New York, NY 10036 (62)	Chairman and Trustee	Since 2005	Mr. Ash is retired. He is a member of the Board of Advisors of Merganser Capital Management since 2006. He was the Chief Executive Officer of EBB Services, Inc., a financial services company, from October 2004 to February 2006.	7	None

Harrison M. Bains, Jr. 1166 Avenue of the Americas New York, NY 10036 (65)	Trustee	Since 2005	Mr Bains is retired. He was Vice President and Treasurer of Bristol-Myers Squibb Co. from 1988 to 2004.	7	None

Adela M. Cepeda A.C. Advisory, Inc. 161 No. Clark Street Suite 4975 Chicago, IL 60601 (50)	Trustee	Since 2005	Ms. Cepeda is Founder and President of A.C. Advisory, Inc. (a financial advisory firm) since 1995.	7	Ms. Cepeda chairs the Board of Directors of Alta Capital Group LLC (broker-dealer) and she is a director of The UBS Funds, UBS Relationship Funds, Fort Dearborn Income Securities, Inc., SMA Relationship Trust, and the Amalgamated Bank of Chicago.

MGI Funds

Trustees and Officers (Unaudited) — (Continued)

Interested Trustee:

Name, Address and Age	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Phillip J. de Cristo** (47)	Trustee, President, and Chief Executive Officer	Since 2006	Mr. de Cristo is President of Mercer Global Investments, Inc. since 2006. Prior to 2006, Mr. de Cristo was a managing director for Fidelity Pension Management, a division of Fidelity Investments and part of the international arm of Fidelity Investments.	7	None

(1)  Each Trustee holds office for an indefinite term.

*  The "Fund Complex" consists of the Trust, which has seven portfolios.

**  Mr. de Cristo is considered to be an "interested person" of the Trust as defined in the 1940 Act, due to his relationship with the Advisor.

MGI Funds

Trustees and Officers (Unaudited) — (Continued)

Officers:

The executive officers of the Trust not named above are:

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ravi B. Venkataraman (40)	Vice President	Since 2005	Mr. Venkataraman is Head of US, Mercer Global Investments, Inc. since 2007. Mr. Venkataraman was Chief Investment Officer of Mercer Global Investments, Inc. from 2005 to 2007 and Principal and Head of the Northeast Region of Mercer Investment Consulting, Inc. from 2000 to 2004.

Denis Larose (46)	Vice President and Chief Investment Officer	Since 2007	Mr. Larose is Chief Investment Officer of Mercer Global Investments, Inc. since 2007 and Mercer Global Investmens Canada Limited since 2006. Mr. Larose was Chief Investment Officer of Colleges of Applied Arts & Technology Pension Plan from 2004-2006. Prior to 2004, he was a Consultant for Mercer Human Resource Consulting Limited.

Richard S. Joseph (43)	Vice President, Treasurer, and Principal Accounting Officer	Since 2005	Mr. Joseph is Chief Operating Officer, Mercer Global Investments, Inc. since 2005. Mr. Joseph was Chief Operating Officer of Pioneer Investments from March 2004 to June 2004, Chief Operating Officer of AdvisorCentral LLC from 2001 to 2004.

David M. Goldenberg (42)	Vice President and Secretary	Since 2005	Mr. Goldenberg is General Counsel of Mercer (US) Inc. since 2005. He was Chief Counsel of Mercer Global Investments, Inc. from August 2004 to December 2005; and a Director of Mercer Trust Company from December 2004 to September 2005. From 2005 to 2006, Mr. Goldenberg was Chief Compliance Officer of Mercer Global Investments, Inc. From 2002 to 2004, Mr. Goldenberg was Deputy General Counsel of UBS Global Asset Management (US) Inc.

Christopher Ray (45)	Vice President	Since 2006	Mr. Ray is a Vice President and Senior Portfolio Manager of Mercer Global Investments, Inc. since 2005. From 1986 to 2005, Mr. Ray held several positions with Putnam Investments, including senior vice president, consultant relations manager, and fixed income portfolio manager.

John Stone (38)	Vice President	Since 2008	Mr. Stone is a Portfolio Manager of Mercer Global Investments, Inc. since 2006. Prior to 2006, Mr. Stone was Vice President and Senior Investment Analyst at Fidelity Investments.

MGI Funds

Trustees and Officers (Unaudited) — (Continued)

Name and Age	Position(s) Held with the Trust	Term of Office† and Length of Time Served	Principal Occupation(s) During Past 5 Years
Martin J. Wolin (40)	Vice President and Chief Compliance Officer	Since 2006	Mr. Wolin is the Chief Compliance Officer for Mercer Global Investments, Inc. in North America and Mercer Investment Consulting since 2006. Prior to 2006, Mr. Wolin was Chief Compliance Officer of Pioneer Investments' U.S. investment management and mutual funds business.

†  Officers of the Trust are elected by the Trustees and serve at the pleasure of the Board.

Shares of MGI Funds are distributed by MGI Funds Distributors, Inc.

Item 2. Code of Ethics.

As of March 31, 2008, the Registrant has adopted a code of ethics that applies to its Principal Executive Officer and Treasurer.  For the year ended March 31, 2008, there were no amendments to a provision of its code of ethics, nor were there any waivers, including implicit waivers granted from a provision of the code of ethics.  A copy of the Registrant’s code of ethics is filed with the Form
N-CSR under Item 12(a) (1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.  The audit committee financial expert serving on the Registrant’s audit committee is Harrison M. Bains, Jr., who is “independent” as defined in Item 3(a)(2) of this Form.

Item 4. Principal Accountant Fees and Services.

(a)   Audit Fees – The aggregate fee billed for the fiscal year for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements was $194,780 and $261,400 for the fiscal years ended March 31, 2007 and March 31, 2008, respectively.

(b)   Audit-Related Fees – There were no fees billed for the fiscal years ended March 31, 2007 and March 31, 2008 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under (a) of this Item.

(c)   Tax Fees – The aggregate fee billed in the last fiscal year for professional services rendered by the principal accountant for the review of the Registrant’s tax returns and excise tax calculations was $23,800 and $21,350 for the fiscal years ended March 31, 2007 and March 31, 2008, respectively.

(d)   All Other Fees – There were no other fees billed for the fiscal years ended March 31, 2007 and March 31, 2008 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e) (1)    The Registrant’s audit committee pre-approves all audit and non-audit services to be performed by the Registrant’s accountant before the accountant is engaged by the Registrant to perform such services.

    (2)      There were no services described in (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    None of the hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended March 31, 2008 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)   There were no aggregate fees billed for the fiscal year ended March 31, 2008 by the Registrant’s principal accountant for non-audit services rendered to the Registrant, its investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant.

(h)   Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

The Registrant’s full schedules of investments are included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))), are effective based on the evaluation of Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))), that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics for the Registrant’s Principal Executive Officer and Treasurer (as referenced in Item 2 above), attached hereto as Exhibit (a)(1).

(a)(2) Certification of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is attached hereto as Exhibit 99CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MGI FUNDS

By (Signature and Title)	By: /s/ Phillip J. de Cristo
Phillip J. de Cristo President and Chief Executive Officer (Principal Executive Officer)
Date	5/27/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.

By (Signature and Title)	By: /s/ Phillip J. de Cristo
Phillip J. de Cristo President and Chief Executive Officer (Principal Executive Officer)
Date	5/27/08

By (Signature and Title)	By: /s/ Richard S. Joseph
Richard S. Joseph Vice President, Treasurer and Principal Accounting Officer (Principal Financial Officer)
Date	5/27/08